UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2010

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

Semiannual Report

May 31, 2010

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Global Investors Solutions Core Allocation Fund

Allianz Global Investors Solutions Growth Allocation Fund

Allianz Global Investors Solutions Retirement Income Fund

Allianz NACM Convertible Fund*

Allianz NACM Emerging Growth Fund*

Allianz NACM High Yield Bond Fund*

Allianz NACM International Growth Fund*

Allianz NACM International Growth Opportunities Fund*

Allianz NACM Micro Cap Fund*

Allianz NACM Small to Mid Cap Growth Fund*

Allianz NACM Ultra Micro Cap Fund*

Allianz NFJ Global Dividend Value Fund

Allianz RCM All Horizons Fund

Allianz RCM Disciplined Equity Fund

Allianz RCM Global EcoTrendsSM Fund

Allianz RCM Global Water Fund

Allianz RCM International Opportunities Fund

* Effective August 25, 2010, the name of this Fund will change. Please see the current prospectus for details.

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Portfolio Insights 4–47

Important Information 48–49

Benchmark Descriptions 50–51

Schedules of Investments 52–75

Statements of Assets and Liabilities 76–80

Statements of Operations 82–84

Statements of Changes in Net Assets 86–92

Financial Highlights 94–119

Notes to Financial Statements 120–149

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements 150–151

Privacy Policy 152

A Word About Risk: Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s applicable current prospectus for complete details.

E. Blake Moore Jr.

President & CEO

Dear Shareholders:

Not too long ago, I was flying home from a business trip. It was a routine flight with the usual announcements and occasional bumps. I didn’t expect any rough weather and was peacefully reading my e-book. With no warning, there was a flash of light off the left side of the plane. No unusual noise, no immediate announcement by the pilot. I went back to my reading, thinking everything was fine. About 10 minutes later, the pilot came on to tell us that our left engine had been hit by lightening, and in fact had shut down (immediately increasing my respect for two-engine planes). The flight crew had been busy working on the engine and simultaneously making alternative landing arrangements, all unbeknownst to us passengers. He went on to say that in fact the engine had been restarted, and that we were proceeding to our original destination with minimal delay and no further expected issues. All was well. We landed safely and about on schedule.

That flight experience is a good metaphor, I think, for what investors have experienced over the last few years: unusual events, anxiety, surprises, possible changes in plans and destinations. And yet over the long run, with professional guidance, we usually manage to get where we are going and where we need to be. It is important for investors to remember that all storms eventually end, and although sudden squalls can hit at any moment, a steady, experienced pilot can help get you where you are going.

With that in mind, let’s look at the last six months.

Six Months in Review

The U.S. and most global economies began 2010 much as they ended 2009: on firmer ground, as the rebound from the sharp downturn of 2007-2009 continued. But toward the end of the six-month reporting period, in May, a variety of worries cast some doubts over this revival. Volatility returned and markets went into a tailspin, erasing much of the hard fought gains experienced by stock and bond investors during the past year. Many investors returned to familiar territory — the perceived safe haven of U.S. Treasury bonds — pushing prices up and yields (which move in the opposite direction) sharply lower.

The U.S. economy grew at an annual rate of 5.6% in the fourth quarter of 2009, and 3.0% during the first quarter of 2010. Private-sector job growth picked up, but the unemployment rate remained near double-digit levels. The Federal Reserve kept its closely-watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range, and stated that it will continue to do so for an “extended period of time.” In February, the Federal Reserve did raise the discount-rate — the interest rate it charges banks for direct loans — a notch from 0.50% to 0.75%. The move was seen as a signal for banks to rely less on the government for capital.

The question, then, is: despite that volatility and turbulence toward the end of the reporting period, are we still on course.

2	Allianz Multi-Strategy Funds

Despite the May downturn, overall the reporting period was positive for stocks and bonds. In the U.S., the Standard & Poor’s 500 Index returned 0.40%. Two measures of stock performance in developed international and global markets — the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned -11.09% and -4.96%, respectively, in dollar-denominated terms. Meantime, the MSCI Emerging Markets Index produced a -1.74% return.

As for bonds, the Barclays Capital U.S. Credit Index returned 2.55%, while the Barclays Capital U.S. High Yield Index generated a return of 6.61%. In contrast, the Barclays Capital U.S. Government Bond Index returned 1.51%. The broader bond market index, the Barclays Capital U.S. Aggregate Index, posted a 2.08% return.

There is no question these results are modest. But set against the larger backdrop of the extraordinary gains many investors have experienced since March 2009, a more muted period is not surprising.

Allianz Global Investors — Positioned to Face Today’s Challenges

Recent volatility — including the May 6th “flash crash,” in which the Dow plunged nearly 1,000 points — serves as yet another reminder that markets, like those weather squalls, can change suddenly and dramatically. Europe’s fiscal woes, the strength of the ongoing U.S. recovery and the gradual withdrawal of the extraordinary fiscal and monetary measures that have helped stabilize the global economy since 2007 are but three concerns that bear watching.

For both stock and bond investors, caution and patience are warranted. On the fixed-income side, credit risk, interest rate risk and currency risk — among others — are among the variables that can affect the price of a bond. As for equities, the recent pullback appears to have ended, at least for now, the steepest market rally since the 1930s. While no one can predict where the financial markets will be 12 months from now, one month from now — or even tomorrow — this much is clear: Rigorous credit research, and stock selection, coupled with experienced investment management, have never been more important than they are today.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We appreciate your business and trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

Sincerely,

E. Blake Moore Jr.

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	May 31, 2010	3

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) 2015 Fund seeks capital growth and current income consistent with a 2015 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and Treasury Inflation Protected Securities (TIPS) relative to its benchmark, the Dow Jones Real Return 2015 Index.

•The Fund’s performance relative to its benchmark was largely due to outperformance of the defensive portfolio. The defensive portfolio outperformed due to both positive selection effects within fixed income and TIPS as well as positive allocation within defensive sectors with an overweight in fixed income. The AGIS glidepath calls for 31% return-generating assets for the 2015 fund, therefore the Fund was slightly overweight in defensive assets versus the benchmark, which enhanced relative performance. On average, the Fund was relatively underweight in return-generating assets (2%) and overweight in defensive assets (1%) versus its benchmark over the period.

•At the end of the reporting period, the Fund was positioned in approximately 69% defensive and 31% return-generating holdings, which is the allocation of its 2015 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the US and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2015 Fund Class A	1.37%	14.73%	16.51%
Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	–4.21%	8.42%	11.95%
Allianz Global Investors Solutions 2015 Fund Class C	1.01%	13.93%	15.64%
Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	0.04%	12.93%	15.64%
Allianz Global Investors Solutions 2015 Fund Class D	1.38%	14.79%	16.61%
Allianz Global Investors Solutions 2015 Fund Class R	1.25%	14.47%	16.27%
Allianz Global Investors Solutions 2015 Fund Class P	1.48%	15.02%	16.82%
Allianz Global Investors Solutions 2015 Fund Institutional Class	1.57%	15.12%	16.94%
Allianz Global Investors Solutions 2015 Fund Administrative Class	1.41%	14.83%	16.63%
Dow Jones Real Return Target Date (DJ RR 2015) Index	0.68%	12.42%	12.90%
Lipper Mixed-Asset Target 2015 Funds Average	0.76%	15.77%	15.74%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 9.30% for Class A shares, 7.93% for Class C shares, 8.16% for Class D shares, 7.08% for Class R shares, 5.84% for Class P shares, 5.74% for Institutional Class shares and 5.99% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

4	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	27.6%
PIMCO Total Return	15.5%
PIMCO Short-Term	8.3%
PIMCO Income	7.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.0%
Allianz NACM Income & Growth	4.7%
Allianz NFJ Dividend Value	3.6%
PIMCO Commodity RealReturn Strategy	2.8%
Other	25.4%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,013.70	$1,010.10	$1,013.80	$1,012.50	$1,014.80	$1,015.70	$1,014.10
Expenses Paid During Period	$2.51	$6.26	$2.51	$3.76	$1.51	$1.01	$2.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.44	$1,018.70	$1,022.44	$1,021.19	$1,023.44	$1,023.93	$1,022.69
Expenses Paid During Period	$2.52	$6.29	$2.52	$3.78	$1.51	$1.01	$2.27

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.50% for Class D, 0.75% for Class R, 0.30% for Class P, 0.20% for Institutional Class and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	5

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) 2020 Fund seeks capital growth and current income consistent with a 2020 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and Treasury Inflation Protected Securities (TIPS) relative to its benchmark, the Dow Jones Real Return 2020 Index.

•The Fund’s performance relative to its benchmark was largely due to outperformance of the defensive portfolio. The defensive portfolio outperformed due to both positive selection effects within fixed income and TIPS as well as positive allocation within defensive sectors with an overweight in fixed income. The glidepath portfolio for the 2020 Fund calls for 39% return-generating assets. The Fund’s allocation between return-generating and defensive assets did not differ meaningfully from the benchmark over the period.

•At the end of the reporting period, the Fund was positioned in approximately 62% defensive and 38% return-generating holdings, which is close to the 61% defensive and 39% return-generating allocation of its 2020 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2020 Fund Class A	0.86%	15.18%	16.98%
Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	–4.69%	8.84%	12.41%
Allianz Global Investors Solutions 2020 Fund Class C	0.46%	14.33%	16.12%
Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	–0.51%	13.33%	16.12%
Allianz Global Investors Solutions 2020 Fund Class D	0.80%	15.17%	16.98%
Allianz Global Investors Solutions 2020 Fund Class R	0.69%	14.94%	16.71%
Allianz Global Investors Solutions 2020 Fund Class P	0.92%	15.43%	17.21%
Allianz Global Investors Solutions 2020 Fund Institutional Class	0.95%	15.52%	17.33%
Allianz Global Investors Solutions 2020 Fund Administrative Class	0.85%	15.29%	17.06%
Dow Jones Real Return Target Date (DJ RR 2020) Index	0.61%	13.10%	13.70%
Lipper Mixed-Asset Target 2020 Funds Average	0.58%	16.38%	16.19%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 9.46% for Class A shares, 9.87% for Class C shares, 9.65% for Class D shares, 8.06% for Class R shares, 5.86% for Class P shares, 5.76% for Institutional Class shares and 6.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.13% for Class A shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.93% for Class P shares, 0.83% for Institutional Class shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

6	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	23.2%
PIMCO Total Return	16.3%
PIMCO Short-Term	7.0%
PIMCO Income	5.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.1%
Allianz NACM Income & Growth	4.8%
Allianz NFJ Dividend Value	4.2%
PIMCO Commodity RealReturn Strategy	3.8%
Other	30.6%
Cash & Equivalents — Net	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,008.60	$1,004.60	$1,008.00	$1,006.90	$1,009.20	$1,009.50	$1,008.50
Expenses Paid During Period	$2.65	$6.40	$2.65	$3.90	$1.65	$1.15	$2.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.29	$1,018.55	$1,022.29	$1,021.04	$1,023.29	$1,023.78	$1,022.54
Expenses Paid During Period	$2.67	$6.44	$2.67	$3.93	$1.66	$1.16	$2.42

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.53% for Class A, 1.28% for Class C, 0.53% for Class D, 0.78% for Class R, 0.33% for Class P, 0.23% for Institutional Class and 0.48% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	7

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) 2030 Fund seeks capital growth and current income consistent with a 2030 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and Treasury Inflation Protected Securities (TIPS) relative to its benchmark, the Dow Jones Real Return 2030 Index.

•The Fund’s performance relative to its benchmark was largely due to outperformance of the defensive portfolio. The defensive portfolio outperformed due to positive selection effects within both fixed income and TIPS. The Fund also benefited from exposure to the return-generating portfolio which outperformed due to the allocation within return-generating sectors, with an overweight in fixed income and an underweight in real return assets. The fixed income allocation and positive selection effects in equities compensated for negative selection effects in real return. The glidepath portfolio for the 2030 Fund calls for 62% return-generating assets, which was underweight defensive assets versus the benchmark, which detracting from relative performance. On average, the Fund was relatively overweight in return-generating assets (2%) and underweight in defensive assets (3%) versus its benchmark over the period.

•At the end of the reporting period, the Fund was positioned in approximately 38% defensive and 62% return-generating holdings, which is the allocation of its 2030 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2030 Fund Class A	0.17%	16.89%	19.84%
Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	–5.34%	10.46%	15.15%
Allianz Global Investors Solutions 2030 Fund Class C	–0.22%	15.96%	19.16%
Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	–1.19%	14.96%	19.16%
Allianz Global Investors Solutions 2030 Fund Class D	0.16%	16.84%	20.00%
Allianz Global Investors Solutions 2030 Fund Class R	0.03%	16.51%	19.77%
Allianz Global Investors Solutions 2030 Fund Class P	0.26%	17.05%	20.31%
Allianz Global Investors Solutions 2030 Fund Institutional Class	0.29%	17.14%	20.42%
Allianz Global Investors Solutions 2030 Fund Administrative Class	0.14%	16.86%	20.12%
Dow Jones Real Return Target Date (DJ RR 2030) Index	0.17%	15.26%	16.49%
Lipper Mixed-Asset Target 2030 Funds Average	0.08%	17.85%	18.06%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 8.69% for Class A shares, 9.27% for Class C shares, 8.51% for Class D shares, 7.27% for Class R shares, 5.90% for Class P shares, 5.80% for Institutional Class shares and 6.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.15% for Class C shares, 1.40% for Class D shares, 1.65% for Class R shares, 1.20% for Class P shares, 1.10% for Institutional Class shares and 1.35% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Total Return	16.4%
PIMCO Real Return	11.0%
Allianz NFJ Dividend Value	5.5%
PIMCO Short-Term	5.4%
Allianz NACM Income & Growth	4.9%
Allianz RCM Disciplined Equity	4.7%
Allianz NACM International Growth Opportunities	4.7%
Allianz NACM Emerging Markets Opportunities	4.7%
Other	42.3%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,001.70	$997.80	$1,001.60	$1,000.30	$1,002.60	$1,002.90	$1,001.40
Expenses Paid During Period	$3.14	$6.82	$3.14	$4.39	$2.15	$1.65	$2.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,021.79	$1,018.10	$1,021.79	$1,020.54	$1,022.79	$1,023.29	$1,022.04
Expenses Paid During Period	$3.18	$6.89	$3.18	$4.43	$2.17	$1.66	$2.92

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.63% for Class A, 1.37% for Class C, 0.63% for Class D, 0.88% for Class R, 0.43% for Class P, 0.33% for Institutional Class and 0.58% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	9

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) 2040 Fund seeks capital growth and current income consistent with a 2040 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in equities and domestic and non-U.S. fixed-income assets and underweight positions in real return assets (real estate and commodities) and Treasury Inflation Protected Securities (TIPS) relative to its benchmark, the Dow Jones Real Return 2040 Index.

•The Fund’s allocation to the return-generating portfolio added value. The return-generating portfolio outperformed due to the allocation within return-generating sectors, with an overweight in fixed income and an underweight in real return assets. The fixed income allocation and positive selection effects in equities compensated for negative selection effects in real return. The glidepath portfolio for the 2040 Fund calls for 98% return-generating assets, which was underweight defensive assets versus the benchmark, detracting from relative performance. On average, the Fund was relatively overweight in return-generating assets (13%) and underweight in defensive assets (14%) versus its benchmark over the period.

•At the end of the reporting period, the Fund was positioned in approximately 7% defensive and 93% return-generating holdings, as compared with the 2% defensive and 98% return-generating allocation of its 2040 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2040 Fund Class A	–0.68%	18.71%	22.22%
Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	–6.15%	12.18%	17.45%
Allianz Global Investors Solutions 2040 Fund Class C	–1.13%	17.73%	21.16%
Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	–2.09%	16.73%	21.16%
Allianz Global Investors Solutions 2040 Fund Class D	–0.72%	18.62%	22.06%
Allianz Global Investors Solutions 2040 Fund Class R	–0.85%	18.35%	21.87%
Allianz Global Investors Solutions 2040 Fund Class P	–0.69%	18.87%	22.39%
Allianz Global Investors Solutions 2040 Fund Institutional Class	–0.56%	19.01%	22.55%
Allianz Global Investors Solutions 2040 Fund Administrative Class	–0.75%	18.68%	22.21%
Dow Jones Real Return Target Date (DJ RR 2040) Index	–0.53%	17.06%	19.21%
Lipper Mixed-Asset Target 2040 Funds Average	–0.21%	18.36%	18.73%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 11.15% for Class A shares, 11.51% for Class C shares, 10.05% for Class D shares, 9.63% for Class R shares, 6.05% for Class P shares, 5.95% for Institutional Class shares and 6.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.44% for Class A shares, 2.19% for Class C shares, 1.44% for Class D shares, 1.69% for Class R shares, 1.24% for Class P shares, 1.14% for Institutional Class shares and 1.39% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

10	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz NFJ Dividend Value	8.4%
PIMCO Commodity RealReturn Strategy	7.9%
Allianz RCM Disciplined Equity	7.8%
Allianz NACM Income & Growth	6.9%
Allianz NFJ Small-Cap Value	6.1%
Allianz NFJ International Value	5.9%
Allianz NACM International Growth Opportunities	5.8%
Allianz NACM Emerging Growth	5.7%
Other	45.6%
Cash & Equivalents — Net	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$993.20	$988.70	$992.80	$991.50	$993.10	$994.40	$992.50
Expenses Paid During Period	$2.78	$6.50	$2.78	$4.02	$1.79	$1.29	$2.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.14	$1,018.40	$1,022.14	$1,020.89	$1,023.14	$1,023.64	$1,022.39
Expenses Paid During Period	$2.82	$6.59	$2.82	$4.08	$1.82	$1.31	$2.57

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P , 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	11

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) 2050 Fund seeks capital growth and current income consistent with a 2050 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and Treasury Inflation Protected Securities (TIPS) relative to its benchmark, the Dow Jones Real Return 2050 Index.

•The Fund’s performance relative to its benchmark was largely due to outperformance of the return-generating portfolio. The return-generating portfolio outperformed due to the allocation within return-generating sectors, with an overweight in fixed income and an underweight in equities and real return assets. The fixed income allocation and positive selection effects in equities compensated for negative selection effects in real return. The glidepath portfolio for the 2050 Fund calls for 100% return-generating assets, which was underweight defensive assets versus the benchmark, detracting from relative performance. On average, the Fund was relatively overweight in return-generating assets (7%) and underweight in defensive assets (8%) versus its benchmark over the period.

•At the end of the reporting period, the Fund was positioned in approximately 4% defensive and 96% return-generating holdings, as compared with the 100% return-generating allocation of its 2050 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2050 Fund Class A	–0.75%	18.71%	22.13%
Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	–6.21%	12.18%	17.35%
Allianz Global Investors Solutions 2050 Fund Class C	–1.09%	17.86%	21.36%
Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	–2.06%	16.86%	21.36%
Allianz Global Investors Solutions 2050 Fund Class D	–0.77%	18.73%	22.19%
Allianz Global Investors Solutions 2050 Fund Class R	–0.85%	18.41%	21.95%
Allianz Global Investors Solutions 2050 Fund Class P	–0.68%	18.92%	22.48%
Allianz Global Investors Solutions 2050 Fund Institutional Class	–0.65%	19.01%	22.60%
Allianz Global Investors Solutions 2050 Fund Administrative Class	–0.75%	18.74%	22.30%
Dow Jones Real Return 40+ Index	–0.98%	17.61%	20.32%
Lipper Mixed-Asset Target 2050+ Funds Average	–0.27%	18.83%	19.40%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 9.56% for Class A shares, 10.28% for Class C shares, 11.28% for Class D shares, 9.78% for Class R shares, 6.74% for Class P shares, 6.64% for Institutional Class shares and 6.89% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.46% for Class A shares, 2.21% for Class C shares, 1.46% for Class D shares, 1.71% for Class R shares, 1.26% for Class P shares, 1.16% for Institutional Class shares and 1.41% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz NFJ Dividend Value	8.9%
PIMCO Commodity RealReturn Strategy	8.1%
Allianz RCM Disciplined Equity	8.0%
Allianz NACM Income & Growth	7.1%
Allianz NFJ Small-Cap Value	6.5%
PIMCO Floating Income	5.8%
Allianz NACM Emerging Growth	5.7%
Allianz NFJ International Value	5.7%
Other	45.0%
Cash & Equivalents — Net	–0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$992.50	$989.10	$992.30	$991.50	$993.20	$993.50	$992.50
Expenses Paid During Period	$2.78	$6.50	$2.78	$4.02	$1.79	$1.29	$2.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.14	$1,018.40	$1,022.14	$1,020.89	$1,023.14	$1,023.64	$1,022.39
Expenses Paid During Period	$2.82	$6.59	$2.82	$4.08	$1.82	$1.31	$2.57

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	13

Allianz Global Investors Solutions Core Allocation Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) Core Allocation Fund seeks after-inflation capital appreciation and current income by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in commodities, real estate, Treasury Inflation Protected Securities (TIPS) and non-U.S. fixed income and underweight positions in equities and U.S. fixed income relative to its blended benchmark comprised of 60% MSCI All Country World Index and 40% Barclays Capital U.S. Aggregate Index.

•The Fund’s performance relative to its benchmark was due to the strong performance of its fixed income and equity holdings and its exposure to real estate. Exposure to commodities and TIPS detracted.

•At the end of the reporting period, the Fund was positioned in approximately 32% defensive and 68% return-generating holdings, which is close its model allocation of 30% defensive and 70% return-generating. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (09/30/98)
Allianz Global Investors Solutions Core Allocation Fund Class A	0.04%	16.77%	3.39%	3.69%	5.02%
Allianz Global Investors Solutions Core Allocation Fund Class A (adjusted)	–5.46%	10.35%	2.23%	3.11%	4.51%
Allianz Global Investors Solutions Core Allocation Fund Class B	–0.25%	15.98%	2.64%	3.15%	4.55%
Allianz Global Investors Solutions Core Allocation Fund Class B (adjusted)	–5.17%	10.98%	2.31%	3.15%	4.55%
Allianz Global Investors Solutions Core Allocation Fund Class C	–0.29%	15.98%	2.65%	2.93%	4.25%
Allianz Global Investors Solutions Core Allocation Fund Class C (adjusted)	–1.27%	14.98%	2.65%	2.93%	4.25%
Allianz Global Investors Solutions Core Allocation Fund Class D	–0.01%	16.69%	3.40%	3.70%	5.03%
Allianz Global Investors Solutions Core Allocation Fund Class R	0.01%	16.50%	3.16%	3.45%	4.78%
Allianz Global Investors Solutions Core Allocation Fund Class P	0.17%	17.07%	3.63%	3.92%	5.25%
Allianz Global Investors Solutions Core Allocation Fund Institutional Class	0.28%	17.23%	3.93%	4.20%	5.56%
Allianz Global Investors Solutions Core Allocation Fund Administrative Class	0.08%	16.79%	3.45%	3.76%	5.08%
MSCI All Country World Index	–4.55%	14.67%	2.00%	0.36%	3.56%
60% MSCI AC World Index, 40% Barclays Capital U.S. Aggregate Bond Index	–1.96%	11.87%	3.08%	2.72%	4.76%
Barclays Capital U.S. Aggregate Bond Index	2.08%	8.42%	5.33%	6.52%	5.69%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	0.73%	15.80%	2.20%	2.57%	3.84%

† The Fund began operations on 09/30/98. Lipper performance comparisons began on 09/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 2.12% for Class A shares, 2.84% for Class B shares, 2.87% for Class C shares, 2.11% for Class D shares, 2.36% for Class R shares, 1.94% for Class P shares, 1.84% for Institutional Class shares and 2.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares and 1.27% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

14	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Total Return	15.6%
PIMCO Real Return	10.4%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.3%
Allianz NACM Income & Growth	5.1%
Allianz NACM International Growth Opportunities	4.9%
Allianz RCM Large-Cap Growth	4.7%
Allianz Emerging Markets Opportunities	4.1%
Allianz NFJ Large-Cap Value	3.9%
Other	46.3%
Cash & Equivalents — Net	–0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,000.40	$997.50	$997.10	$999.90	$1,000.10	$1,001.70	$1,002.80	$1,000.80
Expenses Paid During Period	$2.79	$6.52	$6.52	$2.79	$4.04	$1.80	$1.30	$2.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.14	$1,018.40	$1,018.40	$1,022.14	$1,020.89	$1,023.14	$1,023.64	$1,022.39
Expenses Paid During Period	$2.82	$6.59	$6.59	$2.82	$4.08	$1.82	$1.31	$2.57

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class B, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	15

Allianz Global Investors Solutions Growth Allocation Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) Growth Allocation Fund seeks primarily after-inflation capital appreciation and, secondarily, current income by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in domestic and non-U.S. fixed-income assets, commodities, and real estate and underweight positions in equities, relative to its benchmark, the MSCI All Country World Index.

•The Fund’s performance relative to its benchmark was due largely to exposure to fixed income and real estate, both of which outperformed equities. Positive selection effects in equities also added value. Exposure to commodities detracted.

•At the end of the reporting period, the Fund was positioned in approximately 3% defensive and 97% return-generating holdings. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (04/27/09)
Allianz Global Investors Solutions Growth Allocation Fund Class A	–0.83%	18.32%	28.88%
Allianz Global Investors Solutions Growth Allocation Fund Class A (adjusted)	–6.29%	11.81%	22.38%
Allianz Global Investors Solutions Growth Allocation Fund Class C	–1.11%	17.60%	28.02%
Allianz Global Investors Solutions Growth Allocation Fund Class C (adjusted)	–2.07%	16.60%	28.02%
Allianz Global Investors Solutions Growth Allocation Fund Class D	–0.75%	18.42%	28.98%
Allianz Global Investors Solutions Growth Allocation Fund Class R	–0.89%	18.14%	28.63%
Allianz Global Investors Solutions Growth Allocation Fund Class P	–0.66%	18.70%	29.26%
Allianz Global Investors Solutions Growth Allocation Fund Institutional Class	–0.60%	18.83%	29.39%
Allianz Global Investors Solutions Growth Allocation Fund Administrative Class	–0.75%	18.48%	29.04%
MSCI All Country World Index	–4.55%	14.67%	26.16%
Lipper Mixed-Asset Target Allocation Growth Funds Average	0.30%	16.38%	21.15%

† The Fund began operations on 4/27/09. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 6.05% for Class A shares, 6.80% for Class C shares, 6.05% for Class D shares, 6.30% for Class R shares, 5.90% for Class P shares, 5.80% for Institutional Class shares and 6.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.44% for Class A shares, 2.19% for Class C shares, 1.44% for Class D shares, 1.69% for Class R shares, 1.24% for Class P shares, 1.14% for Institutional Class shares and 1.39% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz NFJ Dividend Value	8.8%
Allianz RCM Disciplined Equity	7.9%
PIMCO Commodity RealReturn Strategy	7.6%
Allianz NACM Income & Growth	7.2%
Allianz NFJ International Value	6.1%
Allianz NFJ Small-Cap Value	6.1%
Allianz NACM Emerging Growth	5.7%
Allianz NACM Emerging Markets Opportunities	5.6%
Other	44.7%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$991.70	$988.90	$992.50	$991.10	$993.40	$994.00	$992.50
Expenses Paid During Period	$2.68	$6.40	$2.68	$3.92	$1.69	$1.19	$2.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.24	$1,018.50	$1,022.24	$1,020.99	$1,023.24	$1,023.73	$1,022.49
Expenses Paid During Period	$2.72	$6.49	$2.72	$3.98	$1.72	$1.21	$2.47

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.54% for Class A, 1.29% for Class C, 0.54% for Class D, 0.79% for Class R, 0.34% for Class P, 0.24% for Institutional Class and 0.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund's assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	17

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

Portfolio Insights

• Allianz Global Investors Solutions (AGIS) Retirement Income Fund seeks current income and, secondarily, capital appreciation by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

• During the fiscal six-month period ended May 31, 2010, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and Treasury Inflation Protected Securities (TIPS) relative to its benchmark, the Dow Jones Real Return Today Index.

•The Fund’s performance relative to its benchmark was largely due to outperformance of the defensive portfolio. The defensive portfolio outperformed due to both positive selection effects within fixed income and TIPS as well as positive allocation within defensive sectors with an overweight in fixed income. The glidepath portfolio for the Retirement Income Fund calls for 25% return-generating assets, which was overweight defensive assets versus the benchmark, and resulted in enhanced relative performance. On average, the Fund was relatively underweight in return-generating assets (5%) and overweight in defensive assets (4%) versus its benchmark over the period.

•At the end of the reporting period, the Fund was positioned in approximately 75% defensive and 25% return-generating holdings, which is the allocation of its Retirement portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide risk spreads yet allowed downside protection during a transition period. The economic and financial data in the first half of 2010 continued to indicate a slow but sustained recovery in real economic growth and corporate profits, especially in the U.S. and Emerging Markets. However, there are real risks to the recovery as exemplified by the material sell-off in global markets due to the sovereign debt crisis in the Euro zone and the slowing of macro data such as U.S. new jobs and the Index of Leading indicators. Taking advantage of market weakness, we have modestly increased the portfolio’s exposure to small-capitalization, non-U.S. and commodity-related stocks. All of the Allianz Global Investors Solutions portfolios were at or below risk expectations at the end of the reporting period.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions Retirement Income Fund Class A	1.22%	14.06%	15.99%
Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	–4.35%	7.79%	11.46%
Allianz Global Investors Solutions Retirement Income Fund Class C	0.90%	13.25%	15.18%
Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	–0.07%	12.25%	15.18%
Allianz Global Investors Solutions Retirement Income Fund Class D	1.20%	14.10%	15.97%
Allianz Global Investors Solutions Retirement Income Fund Class R	1.10%	13.78%	15.74%
Allianz Global Investors Solutions Retirement Income Fund Class P	1.30%	14.27%	16.22%
Allianz Global Investors Solutions Retirement Income Fund Institutional Class	1.41%	14.47%	16.38%
Allianz Global Investors Solutions Retirement Income Fund Administrative Class	1.26%	14.10%	16.08%
Dow Jones Real Return Target Date (DJ RR Today) Index	0.67%	12.01%	12.44%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	1.64%	14.26%	14.64%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 8.06% for Class A shares, 9.65% for Class C shares, 8.08% for Class D shares, 6.58% for Class R shares, 5.33% for Class P shares, 5.23% for Institutional Class shares and 5.48% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

18	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	31.0%
PIMCO Total Return	15.0%
PIMCO Short-Term	9.9%
PIMCO Income	7.6%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.9%
Allianz NACM Income & Growth	4.3%
SPDR Barclays Capital TIPS ETF	2.9%
iShares Barclays TIPS Bond Fund	2.8%
Other	21.1%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,012.20	$1,009.00	$1,012.00	$1,011.00	$1,013.00	$1,014.10	$1,012.60
Expenses Paid During Period	$2.61	$6.36	$2.61	$3.86	$1.61	$1.10	$2.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,022.34	$1,018.60	$1,022.34	$1,021.09	$1,023.34	$1,023.83	$1,022.59
Expenses Paid During Period	$2.62	$6.39	$2.62	$3.88	$1.61	$1.11	$2.37

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.52% for Class A, 1.27% for Class C, 0.52% for Class D, 0.77% for Class R, 0.32% for Class P, 0.22% for Institutional Class and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2010	19

Allianz NACM Convertible Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM Convertible Fund, which was added to the Trust on April 12, 2010, seeks maximum total return, consisting of capital appreciation and current income. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities.

• U.S. convertible securities declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. The convertible securities of small- and mid-cap company issuers underperformed those of large-cap companies for the period. Total return convertibles underperformed more bond-like or busted convertibles. Non-investment grade convertibles underperformed investment grade securities.

• All sectors were down during the period. Consumer discretionary, materials and consumer staples were the worst-performing sectors. Transportation, technology and telecommunication companies outperformed.

• Sector allocation decisions contributed negatively to relative performance for the period. Security selection decisions in the health care, consumer staples and telecommunications sectors benefited returns versus the benchmark. Select issuers in the industrials, energy and financials industries detracted from relative performance. The Fund finished in line with its benchmark, the Merrill Lynch All Convertibles All Qualities Index, during the short reporting period.

• During the period, the Fund added a lodging real estate investment trust (REIT) that has been experiencing positive revenue and volume growth. The Fund sold positions in a municipal bond insurer that missed earnings, and in a copper company that is seeing weakening demand and lower pricing.

• A rebound in equity and debt issuance reduced the capital needs of many convertible issuers. By creating liquidity for issuers, the near-term default risk for those issuers is close to zero. As default-rate expectations move lower, investor risk appetite increases, resulting in a commensurate drop in spread levels. This credit-spread tightening will increase convertible bond floors and provide more downside protection for convertible bond holders.

• While credit-spread tightening may continue in 2010, positive convertible returns will likely be dependent on the equity markets going forward. The cost-cutting measures by many companies in 2009 may lead to impressive year-over-year earnings growth in 2010. In addition, end-market demand has picked up in a number of industries. Convertible bonds may benefit from credit-spread tightening and higher equity prices, an attractive option for total return investors.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (04/19/93)
Allianz NACM Convertible Fund Class A	5.24%	22.48%	7.09%	3.21%	9.90%
Allianz NACM Convertible Fund Class A (adjusted)	–0.55%	15.75%	5.89%	2.62%	9.54%
Allianz NACM Convertible Fund Class C	4.83%	21.55%	6.29%	2.43%	9.08%
Allianz NACM Convertible Fund Class C (adjusted)	3.83%	20.55%	6.29%	2.43%	9.08%
Allianz NACM Convertible Fund Class D	5.24%	22.48%	7.09%	3.21%	9.90%
Allianz NACM Convertible Fund Class R	5.11%	22.17%	6.83%	2.95%	9.63%
Allianz NACM Convertible Fund Class P	5.30%	22.69%	7.32%	3.43%	10.14%
Allianz NACM Convertible Fund Institutional Class	5.35%	22.81%	7.43%	3.53%	10.25%
Allianz NACM Convertible Fund Administrative Class	5.24%	22.48%	7.09%	3.21%	9.90%
Merrill Lynch All Convertibles All Qualities Index	6.89%	29.05%	4.40%	2.92%	7.56%
Lipper Convertible Securities Funds Average	5.32%	24.64%	3.78%	3.12%	7.52%

† The Fund began operations on 04/19/93. Lipper performance comparisons began on 04/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 1.01% for Class A shares, 1.76% for Class C shares, 1.01% for Class D shares, 1.26% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.76% for Class C shares, 1.01% for Class D shares, 1.26% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Convertible Fund. Please see the current prospectus for details.

20	Allianz Multi-Strategy Funds

Allianz NACM Convertible Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Technology	12.3%
Telecommunications	7.6%
Pharmaceuticals	6.9%
Retail	3.6%
Aerospace & Defense	3.6%
Diversified Manufacturing	3.6%
Auto Components	3.6%
Materials & Processing	3.6%
Other	52.2%
Cash & Equivalents — Net	3.0%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (hightest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$950.00	$948.90	$950.00	$949.70	$1,053.00	$1,053.50	$950.00
Expenses Paid During Period	$1.40	$2.38	$1.40	$1.73	$4.91	$4.10	$1.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,019.60	$1,015.86	$1,019.60	$1,018.35	$1,020.14	$1,020.94	$1,019.95
Expenses Paid During Period	$5.39	$9.15	$5.39	$6.64	$4.84	$4.03	$5.04

*Class A, Class C, Class D, Class R and Administrative Class commenced operations on April 12, 2010.

The Actual expense example for Class A, Class C, Class D, Class R and Administrative Class is based on the period since inception; the Actual expense example for Class P and Institutional Class and the Hypothetical expense example for all Classes is based on the half-year period beginning December 1, 2009. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the expense ratio for the class (1.07% for Class A, 1.82% for Class C, 1.07% for Class D, 1.32% for Class R, 0.96% for Class P 0.80% for Institutional Class and 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 49 (182 for Class P and Institutional Class) / 365 for the Actual expense example and 182/365 for the Hypothetical expense example.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Convertible Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	21

Allianz NACM Emerging Growth Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM Emerging Growth Fund, which was added to the Trust on April 12, 2010, seeks maximum long-term capital appreciation. The Fund will normally invest at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $20 million and $5.6 billion as of December 31, 2009).

• U.S. small cap stocks declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. Stock selection decisions in the industrials, consumer discretionary and materials sectors contributed to the Fund’s relative performance. Stock selections in the technology and healthcare sectors, along with an underweight position in the healthcare sector benefited performance versus the benchmark.

• In the industrials sector, the Fund’s holdings in the heavy-industry segments of transportation equipment, construction, aviation and defense underperformed less cyclically influenced companies in the sector as investors acted on concerns over potential global economic fallout from the deepening European sovereign debt crisis. In this environment, the Fund’s position in Wabash National declined as the manufacturer of custom-trailers for freight hauling moved ahead with plans to sell common stock in order to retire preferred shares and debt.

• Among consumer discretionary holdings, the Fund’s positions in companies tied to relatively big-ticket items like autos, furniture and high-end fashion underperformed stocks of select companies tied to low-cost services and discount retail and advertising. Shares of Chinese automotive components maker Wonder Auto Technology, fashion merchandiser Liz Claiborne and furniture maker La Z Boy all declined in this environment.

• In the healthcare sector, select Fund holdings in the biopharmaceutical industry achieved significant product development or sales and marketing breakthroughs, fueling outperformance of the benchmark’s healthcare constituents. Impax Laboratories shares advanced in the period on news the company had gained preliminary FDA approval to manufacture and distribute a generic version of the popular pain therapy Opana ER. American Medical Systems shares rose with sales improvements in its line of pelvic and urologic therapies.

• Among technology holdings, the Fund’s position in computer chip maker Cirrus Logic provided the largest positive contribution to returns in the period. Cirrus shares advanced on news of higher quarterly and annual revenues and earnings, reported totals that far exceeded analysts’ expectations. The company’s chips are used to control popular audio, automotive and energy devices for both consumer and business users. During the period, the firm received “Product of the Year” honors for the second consecutive year from an online network of engineers in audio/video, power management, connectivity and other engineering disciplines.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (10/01/93)
NACM Emerging Growth Fund Institutional Class	12.34%	31.89%	5.70%	–1.03%	6.26%
Russell 2000 Growth Index	13.68%	30.54%	3.21%	0.17%	4.78%
Lipper Small-Cap Growth Funds Average	12.39%	30.90%	2.16%	1.09%	6.61%

† The Fund began operations on 10/01/93. Lipper performance comparisons began on 09/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratio is 2.03% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratio net of this reduction is 1.18% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Emerging Growth Fund. Please see the current prospectus for details.

22	Allianz Multi-Strategy Funds

Allianz NACM Emerging Growth Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Semiconductors & Semiconductor Equipment	9.0%
Software	5.2%
Textiles, Apparel & Luxury Goods	4.4%
Specialty Retail	4.3%
Health Care Providers & Services	4.3%
Oil, Gas & Consumable Fuels	4.1%
Machinery	3.7%
Health Care Equipment & Supplies	3.5%
Other	56.2%
Cash & Equivalents — Net	5.3%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,123.40
Expenses Paid During Period	$6.35

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,018.95
Expenses Paid During Period	$6.04

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 1.20% for Institutional Class multiplied by the average account value over the period, multiplied by 182/365.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Emerging Growth Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	23

Allianz NACM High Yield Bond Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM High Yield Bond Fund, which was added to the Trust on April 12, 2010, seeks a high level of current income and capital growth. The Fund normally invests at least 80% of net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

• U.S. high yield bonds declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. Investor sentiment declined late in the period as concern over weakness in Greece and throughout Europe fueled pessimism. High yield bonds underperformed the 10-year U.S. Treasury Bond in the period leading to widening interest rate spreads. In this environment, the Fund performed in line with its benchmark, the Merrill Lynch High Yield Master II Index, during the short reporting period.

• Within the benchmark, issues by companies in the environmental, textiles and consumer products industries turned in stronger performance for the period. Issues by insurance, technology and banking companies were relatively weak.

• Security selection decisions in the insurance, technology and telecommunications sectors benefited returns versus the benchmark.

• During the period, the Fund added positions in Cooper Standard Automotive and Wesco Distribution. Cooper, a new issue, has a clean balance sheet in a rebounding industry. Wesco is a high quality industrial supplier that cheapened to an attractive level with market weakness. The Fund sold positions in apparel maker Phillips Van-Heusen, airline AMR Holdco Inc. and container company BWAY Corp. Those bonds were all taken out by their issuers through Tender/Call provisions.

•The outlook for the high yield market remains positive despite market weakness. The default rate is declining and most strategists have reduced default expectations to the mid-to-low single digits for 2010. Interest rate spreads relative to Treasury Bonds have widened and present what we believe are attractive opportunities relative to the default forecast. For the balance of 2010, we expect continued volatility as headlines trumpeting global risk dominate sentiment.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (07/31/96)
Allianz NACM High Yield Bond Fund Class A	5.62%	22.09%	6.65%	6.10%	7.55%
Allianz NACM High Yield Bond Fund Class A (adjusted)	–0.19%	15.38%	5.45%	5.50%	7.11%
Allianz NACM High Yield Bond Fund Class C	5.22%	21.17%	5.85%	5.30%	6.75%
Allianz NACM High Yield Bond Fund Class C (adjusted)	4.22%	20.17%	5.85%	5.30%	6.75%
Allianz NACM High Yield Bond Fund Class D	5.63%	22.09%	6.65%	6.10%	7.55%
Allianz NACM High Yield Bond Fund Class R	5.48%	21.78%	6.38%	5.83%	7.28%
Allianz NACM High Yield Bond Fund Class P	5.66%	22.23%	6.80%	6.25%	7.71%
Allianz NACM High Yield Bond Fund Institutional Class	5.80%	22.58%	7.13%	6.59%	8.05%
Allianz NACM High Yield Bond Fund Administrative Class	5.58%	22.05%	6.64%	6.09%	7.55%
Merrill Lynch High Yield Master II Index	6.64%	29.93%	7.23%	7.18%	6.84%
Lipper High Current Yield Funds Average	5.74%	26.17%	5.17%	5.49%	5.27%

† The Fund began operations on 07/31/96. Lipper performance comparisons began on 07/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.40% for Class R shares, 1.00% for Class P shares, 0.90% for Institutional Class shares and 1.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.12% for Class A shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.97% for Class P shares, 0.64% for Institutional Class shares and 1.12% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC High Yield Bond Fund. Please see the current prospectus for details.

24	Allianz Multi-Strategy Funds

Allianz NACM High Yield Bond Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Telecommunications	14.8%
Commercial Services	9.8%
Financial Services	8.0%
Multi-Media	6.4%
Oil & Gas	4.8%
Retail	3.9%
Technology	3.9%
Healthcare & Hospitals	3.7%
Other	40.1%
Cash & Equivalents — Net	4.6%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (hightest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$978.60	$977.50	$978.60	$978.20	$978.40	$1,058.00	$978.20
Expenses Paid During Period	$1.47	$2.47	$1.47	$1.81	$1.27	$3.34	$1.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,019.40	$1,015.66	$1,019.40	$1,018.15	$1,020.14	$1,021.69	$1,019.40
Expenses Paid During Period	$5.59	$9.35	$5.59	$6.84	$4.84	$3.28	$5.59

*Class A, Class C, Class D, Class R, Class P and Administrative Class commenced operations on April 12, 2010.

The Actual expense example for Class A, Class C, Class D, Class R, Class P and Administrative Class is based on the period since inception; the Actual expense example for Institutional Class and the Hypothetical expense example for all Classes is based on the half-year period beginning December 1, 2009. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.96% for Class P, 0.65% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 49 (182 for Institutional Class) / 365 for the Actual expense example and 182/365 for the Hypothetical expense example.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC High Yield Bond Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	25

Allianz NACM International Growth Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM International Growth Fund seeks long-term capital appreciation by normally investing primarily in equity securities of companies located in countries outside of the U.S. with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund ordinarily allocates its investments across more than ten countries outside of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities.

• International stocks declined over the reporting period as investors acted on concerns over potential global economic fallout from the deepening European sovereign debt crisis. Stock selection decisions and an underweight position in the financials sector contributed most significantly to relative performance. An overweighting of technology companies and security selection decisions among health care companies also benefited relative returns. Stock selection and an overweighting in the consumer staples sector detracted from returns versus the benchmark, as did selections among telecommunications companies.

• In the financials sector, the Fund’s exposure to relatively stable Asian banking and real estate companies and underweighting of troubled European banks combined to pace relative performance. Shares of Malaysian lender CIMB Group Holdings advanced in the period as the company reported steady gains in its bid to develop a regional banking franchise spanning multiple Southeast Asian economies.

• In a relatively robust technology sector, the Fund’s positions in the U.K.’s Arm Holdings and in Chinese search engine company Baidu recorded gains. Microchip designer ARM shares advanced through the period on growing demand for the smart phones its processors power. Baidu’s already impressive revenue growth accelerated during the period as a result of the departure of rival Google from the market.

• In health care, shares of diabetes drug maker Novo-Nordisk countered a downward trend for the group as investors rewarded the Danish company for higher sales and improving margins. Positions in generic drug maker Teva and specialty pharmaceuticals maker Shire both posted gains as the drug makers delivered positive guidance on product introductions and business outlooks.

• Among consumer staples companies, the Fund’s positions in food and beer producers declined. Shares of Singapore palm oil processor Wilmar fell at the end of the period on reports of weaker profit margins for the company, the largest cooking oil supplier to the Chinese market. Dutch brewer Heineken saw its stock price turn down as low consumption caused sales and earnings to disappoint.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/27/96)
Allianz NACM International Growth Fund Class A	–7.73%	6.99%	3.31%	–0.82%	5.75%
Allianz NACM International Growth Fund Class A (adjusted)	–12.80%	1.11%	2.15%	–1.38%	5.31%
Allianz NACM International Growth Fund Class C	–7.74%	6.54%	2.61%	–1.53%	4.99%
Allianz NACM International Growth Fund Class C (adjusted)	–8.65%	5.54%	2.61%	–1.53%	4.99%
Allianz NACM International Growth Fund Class D	–7.62%	7.12%	3.33%	–0.81%	5.76%
Allianz NACM International Growth Fund Class R	–7.66%	7.11%	3.08%	–1.06%	5.50%
Allianz NACM International Growth Fund Class P	–7.44%	7.56%	3.62%	–0.54%	6.04%
Allianz NACM International Growth Fund Institutional Class	–7.41%	7.55%	3.74%	–0.43%	6.16%
MSCI EAFE Index	–11.09%	6.38%	1.35%	0.63%	3.21%
Lipper International Large-Cap Growth Funds Average	–8.14%	8.88%	2.70%	0.50%	3.88%

† The Fund began operations on 12/27/96. Lipper performance comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 2.11% for Class A shares, 2.86% for Class C shares, 2.11% for Class D shares, 2.36% for Class R shares, 1.96% for Class P shares and 1.86% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.82% for Class R shares, 1.30% for Class P shares and 1.04% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC International Growth Fund. Please see the current prospectus for details.

26	Allianz Multi-Strategy Funds

Allianz NACM International Growth Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

Japan	18.2%
United Kingdom	14.6%
France	8.8%
Switzerland	8.5%
Germany	8.2%
Hong Kong	6.5%
Netherlands	5.8%
Brazil	4.6%
Other	23.5%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$922.70	$922.60	$923.80	$923.40	$925.60	$925.90
Expenses Paid During Period	$7.48	$11.07	$7.48	$8.73	$6.24	$4.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,017.15	$1,013.41	$1,017.15	$1,015.86	$1,018.45	$1,020.04
Expenses Paid During Period	$7.85	$11.60	$7.85	$9.15	$6.54	$4.94

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.82% for Class R, 1.30% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC International Growth Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	27

Allianz NACM International Growth Opportunities Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM International Growth Opportunities Fund, which was added to the Trust on April 12, 2010, seeks maximum long-term capital appreciation by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth. The Fund normally invests at least 75% of its net assets in common stock and ordinarily allocates its investments across more than ten countries outside of the U.S. It normally invests at least 80% of assets in non-U.S. securities.

• Global small-cap stocks declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. Stock selection decisions in the health care, consumer staples and telecommunications sectors contributed to the Fund’s relative performance. Stock selections in the materials, industrials and utilities sectors detracted from returns versus the benchmark.

• In the health care sector, select Fund holdings in Asian pharmaceutical and hospital companies paced returns and contributed to outperformance. Shares of Japanese generic drug maker Towa advanced in the period on takeover speculation following the acquisition of a competitor by France’s Sanofi-Aventis. Japan’s need for health care cost containment is spurring interest in the country’s generics producers among the world’s pharmaceutical leaders. Singapore hospital company Parkway saw its stock price register gains in the period as rival Indian and Malaysian companies, already minority owners in the firm, jockeyed to expand their stakes and influence in the company.

• Among consumer staples companies, the Fund’s holdings in Japanese pet food and infant care products companies offered relative stability in otherwise weak market conditions. Shares of Unicharm Petcare rose on news the company would merge with its namesake Unicharm Corporation, a maker of infant and healthcare supplies. Shares of Japan’s Pigeon Corp. lost ground but outperformed the benchmark’s healthcare constituents for the period. Pigeon, which also makes infant care products, improved income during the period as a result of effective cost control initiatives.

•Among materials sector holdings, the Fund’s positions in iron and copper mining companies underperformed select benchmark companies engaged in the production of gold. Iron ore producer Mount Gibson saw its shares give back some of the year’s gains in the seven-week period. The Western Australia mining company, which helps meet China’s demand for steel, had seen share prices double in the preceding 12 months. During the period, Mount Gibson reported that it had achieved record ore output in the first three months of 2010. Canadian copper and gold producer Capstone experienced a share price drop after announcing disappointing first-quarter copper production due to reduced throughput at its largest producing mine.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/97)
Allianz NACM International Growth Opportunities Fund Class A	–7.60%	16.44%	6.10%	3.24%	12.08%
Allianz NACM International Growth Opportunities Fund Class A (adjusted)	–12.68%	10.03%	4.90%	2.65%	11.57%
Allianz NACM International Growth Opportunities Fund Class C	–7.96%	15.55%	5.30%	2.47%	11.24%
Allianz NACM International Growth Opportunities Fund Class C (adjusted)	–8.88%	14.55%	5.30%	2.47%	11.24%
Allianz NACM International Growth Opportunities Fund Class D	–7.60%	16.44%	6.10%	3.24%	12.08%
Allianz NACM International Growth Opportunities Fund Class R	–7.72%	16.14%	5.83%	2.98%	11.80%
Allianz NACM International Growth Opportunities Fund Class P	–7.45%	16.74%	6.39%	3.57%	12.45%
Allianz NACM International Growth Opportunities Fund Institutional Class	–7.42%	16.91%	6.53%	3.67%	12.54%
Allianz NACM International Growth Opportunities Fund Administrative Class	–7.60%	16.44%	6.10%	3.24%	12.08%
S&P Developed Ex-US Small Cap Growth Index	–4.96%	15.45%	3.59%	5.91%	7.00%
Lipper International Small/Mid-Cap Growth Funds Average	–4.04%	18.55%	4.14%	2.06%	7.63%

† The Fund began operations on 12/31/97. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 1.63% for Class A shares, 2.38% for Class C shares, 1.63% for Class D shares, 1.88% for Class R shares, 1.48% for Class P shares, 1.38% for Institutional Class shares and 1.63% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.63% for Class A shares, 2.38% for Class C shares, 1.63% for Class D shares, 1.88% for Class R shares, 1.36% for Class P shares, 1.23% for Institutional Class shares and 1.63% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC International Growth Opportunities Fund. Please see the current prospectus for details.

28	Allianz Multi-Strategy Funds

Allianz NACM International Growth Opportunities Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	24.0%
Japan	8.8%
Canada	8.4%
Germany	7.4%
Italy	5.4%
Singapore	5.4%
Australia	4.4%
Belgium	3.7%
Other	29.0%
Cash & Equivalents — Net	3.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$870.00	$868.90	$870.00	$869.60	$925.50	$925.80	$870.00
Expenses Paid During Period	$2.08	$3.02	$2.08	$2.40	$6.38	$6.10	$2.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,016.65	$1,012.91	$1,016.65	$1,015.41	$1,018.30	$1,018.60	$1,016.65
Expenses Paid During Period	$8.35	$12.09	$8.35	$9.60	$6.69	$6.39	$8.35

*Class A, Class C, Class D, Class R and Administrative Class commenced operations on April 12, 2010.

The Actual expense example for Class A, Class C, Class D, Class R and Administrative Class is based on the period since inception; the Actual expense example for Class P and Institutional Class and the Hypothetical expense example for all Classes is based on the half-year period beginning December 1, 2009. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.91% for Class R, 1.33% for Class P, 1.27% for Institutional Class and 1.66% for Administrative Class), multiplied by the average account value over the period, multiplied by 49 (182 for Class P and Institutional Class) / 365 for the Actual expense example and 182/365 for the Hypothetical expense example.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC International Growth Opportunities Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	29

Allianz NACM Micro Cap Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM Micro Cap Fund, which was added to the Trust on April 12, 2010, seeks maximum long-term capital appreciation. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently considers micro-cap companies to be those with market capitalizations comparable to the companies included in the Russell MicroCap Growth Index (between $10 million and $1.3 billion as of December 31, 2009).

• U.S. micro cap stocks declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. The Fund finished in line with its benchmark, the Russell Microcap Growth Index, during the short reporting period. Stock selections in the energy, technology and consumer discretionary sectors benefited relative performance. Stock selection decisions in the health care and materials sectors detracted from the Fund’s performance versus the benchmark.

• In energy, the Fund’s positions in a pair of independent oil and gas exploration and production companies benefited absolute and relative returns. Shares of Midland, Texas-based Clayton Williams Energy advanced on the company’s reported guidance for stable natural gas and 26% to 28% higher oil output in 2010. Houston-based Magnum Hunter Resources saw its stock price rise on its report of an 88% increase in overall production from 2009 to 2010.

• Among technology holdings, the Fund’s position in computer chip maker Cirrus Logic provided the largest positive contribution to returns during the period. Cirrus shares advanced on news of higher quarterly and annual revenues and earnings, reported totals that far exceeded analysts’ expectations. The company’s chips are used to control popular audio, automotive and energy devices for both consumer and business users. During the period, the firm received “Product of the Year” honors for the second consecutive year from an online network of engineers in audio/video, power management, connectivity and other engineering disciplines.

• In the healthcare sector, Fund positions in promising companies in the medical imaging, specialty pharmaceuticals and healthcare management fields all detracted from returns. Shares of Given Imaging fell in the period when the Israeli-based maker of pill-cam capsules reported earnings below analysts’ estimates due to slowing sales growth globally and a decline in North America sales. Jazz Pharmaceuticals, developer of therapies for neurological conditions, reported robust growth during the period but at a level below investors’ expectations.

• Among materials companies, Fund holdings in the heavy-industry segments of steel, nickel and zinc underperformed less cyclical companies in the sector as investors acted on concerns over potential global economic fallout from the deepening European sovereign debt crisis. The Fund’s position in Olympic Steel declined after the Cleveland-based operator of processed steel distribution centers reported quarterly results that exceeded analysts’ estimates for sales but came up short on earnings. Zinc and nickel producer and recycler Horsehead Holding Company saw its stock price fall despite reporting that it had more than doubled first quarter sales from the same period in 2009.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (07/12/95)
Allianz NACM Micro Cap Fund Institutional Class	15.04%	33.15%	4.17%	2.98%	10.76%
Russell Micro Cap Growth Index	13.15%	30.09%	–0.06%	–0.25%	3.81%
Lipper Small-Cap Growth Funds Average	12.39%	30.90%	2.16%	1.09%	6.66%

† The Fund began operations on 07/12/95. Lipper performance comparisons began on 06/30/05.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratio is 1.68% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratio net of this reduction is 1.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Micro Cap Fund. Please see the current prospectus for details.

30	Allianz Multi-Strategy Funds

Allianz NACM Micro Cap Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Semiconductors & Semiconductor Equipment	11.8%
Health Care Providers & Services	7.9%
Health Care Equipment & Supplies	6.1%
Software	6.0%
Oil, Gas & Consumable Fuels	5.4%
Computers & Peripherals	4.4%
Internet Software & Services	4.3%
Machinery	3.6%
Other	50.1%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,150.40
Expenses Paid During Period	$8.36

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,017.15
Expenses Paid During Period	$7.85

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 1.56% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Micro Cap Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	31

Allianz NACM Small to Mid Cap Growth Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM Small to Mid Cap Growth Fund, which was added to the Trust on April 12, 2010, seeks maximum long-term capital appreciation. The Fund will normally invest at least 80% of net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations, defined as companies with market capitalizations comparable to those included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009).

• U.S. small- and mid-cap stocks declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. Stock selection decisions in the industrials, consumer discretionary and materials sectors contributed to the Fund’s relative underperformance. Stock selections in the technology, energy and consumer staples sectors, along with an underweight position in the consumer staples sector benefited performance versus the benchmark.

• In the industrials sector, the Fund’s holdings in the heavy-industry segments of transportation equipment, construction, aviation and defense underperformed less cyclically influenced companies in the sector as investors acted on concerns over potential global economic fallout from the deepening European sovereign debt crisis. The Fund’s position in Wabash National declined as the custom-trailer maker moved forward in this environment with plans to sell common stock in order to retire preferred shares and debt.

• Among consumer discretionary holdings, Fund positions in companies tied to relatively big-ticket items like autos, furniture and high-end fashion underperformed stocks of select companies tied to low-cost services and discount retail and advertising. Shares of fashion merchandisers Liz Claiborne, Abercrombie & Fitch and Guess all declined in this environment, as did the stock of furniture maker La Z Boy.

• In technology, the Fund’s investments in companies at the leading edge of electronic payment, advertising, marketing and database technologies provided the most significant positive drivers to performance for the period. Shares of DG FastChannel rose during the period on news of quarterly revenues and earnings that significantly outpaced analysts’ estimates as the result of a rapidly improving advertising environment. The company’s digital technology improves electronic delivery of advertisements, programs and news releases to media outlets. Electronics payments companies Hypercom and CyberSource both saw their stock prices move higher. Hypercom shares rose on reports of marked improvements in revenues and earnings for the developer of high-security electronic payment technologies. CyberSource stock soared on news the electronic payment company would be acquired by Visa for a significant premium to its share price.

• In the consumer staples sector, the Fund’s stock selection proved beneficial primarily for avoiding some high profile disappointments among the benchmark’s food companies but also for advantageous choices among nutritional supplements companies. Shares of Herbalife held steady through the period while competitors sustained declines as the company’s revenues and earnings significantly beat analysts’ estimates.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (07/31/07)
Allianz NACM Small to Mid Cap Growth Fund Institutional Class	8.77%	28.59%	–4.87%
Russell 2500 Growth Index	13.07%	32.88%	–3.85%
Lipper Small-Cap Growth Funds Average	12.39%	30.90%	–5.89%

† The Fund began operations on 07/31/07. Lipper performance comparisons began on 07/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratio is 3.30% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratio net of this reduction is 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Small to Mid Cap Growth Fund. Please see the current prospectus for details.

32	Allianz Multi-Strategy Funds

Allianz NACM Small to Mid Cap Growth Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Semiconductors & Semiconductor Equipment	6.9%
Software	4.8%
Machinery	4.6%
Health Care Providers & Services	4.2%
Health Care Equipment & Supplies	4.1%
Chemicals	3.3%
Household Durables	3.3%
Communications Equipment	3.2%
Other	61.7%
Cash & Equivalents — Net	3.9%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,087.70
Expenses Paid During Period	$4.94

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,020.19
Expenses Paid During Period	$4.78

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 0.95% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Small to Mid Cap Growth Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	33

Allianz NACM Ultra Micro Cap Fund(a)

(Unaudited)

Portfolio Insights

• Allianz NACM Ultra Micro Cap Growth Fund, which was added to the Trust on April 12, 2010, seeks maximum long-term capital appreciation. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Microcap Growth Index ($295 million as of December 31, 2009).

• U.S. micro-cap stocks declined over the reporting period’s final 49 days, during which the Fund was a series of the Trust. Stock selections in the technology, consumer discretionary and industrials sectors benefited relative performance. Selections among materials and health care stocks detracted from the Fund’s performance versus the benchmark.

• Among technology holdings, Fund positions in companies at the leading edge of electronic payment, web development and semiconductor materials technologies provided the most significant drivers to performance for the period. Hypercom shares rose on a positive quarterly earnings report for the developer of high-security electronic payment and digital transactions technologies. Lionbridge Technologies stock also moved upward after the company, which provides language, development and testing services for web applications, announced an agreement with IBM to partner on the development and distribution of translation technology.

• Among materials companies, Fund holdings in the metals, paper and specialty chemicals underperformed less-cyclically influenced companies in the sector as investors acted on concerns over potential global economic fallout from the deepening European sovereign debt crisis. The Fund’s position in Olympic Steel declined after the Cleveland-based operator of processed steel distribution centers reported quarterly results that exceeded analysts’ estimates for sales but came up short on earnings. Verso Paper shares fell despite the company’s reporting a quarterly net sales increase of 26.7% and a paring back of loss levels from the same period in 2009.

•In the healthcare sector, Fund positions in specialty pharmaceuticals companies detracted from returns in the seven-week reporting period for the Fund. Shares of BioScrip fell after the company announced a quarterly net loss, due in part to one-time transaction expenses from its acquisition of Critical Homecare Solutions. The company partners with patients, physicians, managed care companies and pharmaceutical manufacturers to improve access to medications for chronic and complex healthcare situations. Shares of OncoGenex Pharmaceuticals also fell during the period when the biopharmaceutical company posted a higher net quarterly loss than that of the same quarter in 2009. The company, which is developing multiple cancer therapies, projects that its reserves are sufficient to fund operations through Phase III trials for two prostate cancer drugs under development.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (01/28/08)
Allianz NACM Ultra Micro Cap Fund Institutional Class	26.09%	52.57%	5.20%
Russell Micro Cap Growth Index	13.15%	30.09%	–3.33%
Lipper Small-Cap Growth Funds Average	12.39%	30.90%	–3.69%

† The Fund began operations on 01/28/08. Lipper performance comparisons began on 01/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense is 6.58% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratio net of this reduction is 2.31% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Ultra Micro Cap Fund. Please see the current prospectus for details.

34	Allianz Multi-Strategy Funds

Allianz NACM Ultra Micro Cap Fund(a) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Semiconductors & Semiconductor Equipment	12.6%
Health Care Providers & Services	7.8%
Electronic Equipment, Instruments & Components	6.6%
Commercial Banks	5.8%
Oil, Gas & Consumable Fuels	4.0%
Software	4.0%
Trading Companies & Distributors	3.7%
Professional Services	3.7%
Other	50.5%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,260.90
Expenses Paid During Period	$12.85

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (12/01/09)	$1,000.00
Ending Account Value (05/31/10)	$1,013.56
Expenses Paid During Period	$11.45

For the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio of 2.28% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365.

(a) Effective August 25, 2010, the name of this Fund will change to Allianz AGIC Ultra Micro Cap Fund. Please see the current prospectus for details.

Semiannual Report	May 31, 2010	35

Allianz NFJ Global Dividend Value Fund

(Unaudited)

Portfolio Insights

• Allianz NFJ Global Dividend Value Fund seeks long-term growth of capital and income through investment in income-producing common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests between 40%-75% of its total assets in non-U.S. securities (directly or through depositary receipts), and allocates its investments across at least three different countries (including the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities.

• Global stocks gave ground during the six-month reporting period as investors acted on concerns over potential global economic fallout from the deepening European sovereign debt crisis. Both the Fund and its benchmark, the MSCI All Country World Index, registered declines in the period with the Fund finishing in line with the index. Stock selection decisions among companies in the consumer discretionary, energy and health care sectors detracted from returns relative to the benchmark. Fund positions among consumer staples, utilities and financials companies, along with an underweighting of financial companies, benefited relative returns.

• In the consumer discretionary sector, the Fund’s position in Marks & Spencer, a U.K. retailer of apparel, housewares and foods detracted from performance relative to the benchmark. The company’s share price fell on reports of tepid 2009 holiday sales growth, as measured against exceptionally weak holiday sales for 2008. The company’s stock rallied later in the period, regaining ground on the strength of enthusiastic consumer response to spring fashions and prepared foods.

• Among energy stocks, the Gulf oil crisis triggered declines in the share prices of offshore drilling companies, including Fund holding Diamond Offshore. Investors bid share prices down for the group on expectations of significant regulatory and operational changes in the way offshore drilling companies do business. Integrated oil company Total also saw its stock drop in the period as realized gas prices and output both fell for the French company.

• In the consumer staples sector, shares of U.S. cigarette maker Altria traced a steady advance through the period as the company raised dividends and offered guidance for continued revenue and earnings improvement. The Fund’s position in Delhaize also contributed gains as the Belgian operator of grocery stores in Europe, the U.S. and Asia projected operating profit growth of 7% to 10% for the company in 2010.

• In the utilities sector, share prices of Brazil’s Saneamento Basico, a Sao Paulo water and sewage service provider, remained stable despite overall weakness for the global utilities sector. The company increased rates and lowered expenses in the period to post earnings that beat analysts’ estimates, enabling the stock to defy the sector’s downward trend.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	Fund Inception†* (06/26/09)
Allianz NFJ Global Dividend Value Fund Class A	–5.99%	13.98%
Allianz NFJ Global Dividend Value Fund Class A (adjusted)	–11.16%	7.71%
Allianz NFJ Global Dividend Value Fund Class C	–6.31%	13.18%
Allianz NFJ Global Dividend Value Fund Class C (adjusted)	–7.21%	12.18%
Allianz NFJ Global Dividend Value Fund Class D	–6.02%	13.97%
Allianz NFJ Global Dividend Value Fund Class P	–5.87%	14.19%
Allianz NFJ Global Dividend Value Fund Institutional Class	–5.81%	14.29%
MSCI All Country World Index	–4.55%	15.34%
Lipper Global Multi-Cap Growth Funds Average	–2.63%	17.33%

† The Fund began operations on 06/26/09. Lipper performance comparisons began on 06/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 5.31% for Class A shares, 6.06% for Class C shares, 5.31% for Class D shares, 5.16% for Class P shares and 5.06% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

36	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	40.9%
United Kingdom	16.1%
France	8.0%
Korea (Republic of)	5.6%
Canada	4.1%
Australia	4.1%
Germany	2.2%
Sweden	2.1%
Other	15.4%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$940.10	$936.90	$939.80	$941.30	$941.90
Expenses Paid During Period	$7.26	$10.87	$7.25	$6.29	$5.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,017.45	$1,013.71	$1,017.45	$1,018.45	$1,018.95
Expenses Paid During Period	$7.54	$11.30	$7.54	$6.54	$6.04

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.25% for Class C, 1.50% for Class D, 1.30% for Class P, and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2010	37

Allianz RCM All Horizons Fund

(Unaudited)

Portfolio Insights

• Allianz RCM All Horizons Fund seeks long-term capital appreciation by normally investing primarily in equity securities and equity-related instruments of companies worldwide.

• After a rocky January, markets experienced strong upward moves through February to April as the continuing global economic recovery drove investor confidence. Sovereign risk issues in Europe dominated headlines though and could not be ignored. This caused the Euro to weaken substantially and combined with concerns over Chinese government’s monetary tightening policies restricting growth, the fear over the contagion effect of the Greek sovereign debt issue panicked markets in May. Risk aversion returned to the markets and they dropped sharply with correlation in the markets again rising, often a sign of markets being driven by top-down concerns rather than stock fundamentals.

• With the Fund’s average cash holding of about 9% during the period cash helped performance, while stock selection in information technology and Industrials detracted. On a country perspective, underweighting in Spain benefited the Fund while holdings in China detracted. Stock selection in the United States was the leading detractor from performance while stock selection in France proved strongest.

• Two leading underperformers for the Fund were both impacted by unforeseen negative events during the reporting period. Goldman Sachs and Anadarko Petroleum were affected by an SEC lawsuit and the oil rig disaster in the Gulf of Mexico, respectively. With regard to Goldman Sachs, having kept initial faith in the stock we decided to sell out during May as negative sentiment towards the stock grew and we saw higher conviction in other stocks with less near-term risk.

• Anadarko has a 25% stake in the Macondo project (the oil rig project in question). The company does not have any responsibility for the day-to-day operations of the well or rig nor did they have any personnel on the rig at the time of the accident. We continued to hold this position, although it seemed prudent to trim its weight. The fundamental investment case remained—Anadarko was one of the fastest growing exploration and production companies with significant growth projects in areas such as West Africa and Brazil. Nonetheless, the perceived risk profile for the company has undoubtedly moved higher and will likely remain high for some time.

• U.S. regional bank Zions was the leading performer for the Fund benefiting from improving credit conditions in the U.S. including non-performing loans that continued to slow. The company also benefited from the fact that the Obama administration’s new financial regulations concerned investors in the former investment banks and they have seen the regional banks, largely untouched by the proposed measures, as more of a safe haven for their financial investments.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (07/15/08)
Allianz RCM All Horizons Fund Class A	–7.09%	7.76%	–12.34%
Allianz RCM All Horizons Fund Class A (adjusted)	–12.20%	1.83%	–14.95%
Allianz RCM All Horizons Fund Class C	–7.54%	6.77%	–13.07%
Allianz RCM All Horizons Fund Class C (adjusted)	–8.46%	5.77%	–13.07%
Allianz RCM All Horizons Fund Class D	–7.02%	7.84%	–12.31%
Allianz RCM All Horizons Fund Class P	–6.99%	8.06%	–12.10%
Allianz RCM All Horizons Fund Institutional Class	–6.91%	8.20%	–12.02%
MSCI World Index	–4.96%	13.60%	–8.20%
Lipper Global Large-Cap Growth Funds Average	–5.00%	12.80%	–11.25%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 22.14% for Class A shares, 18.92% for Class C shares, 17.90% for Class D shares, 14.01% for Class P shares and 13.91% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.66% for Class A shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

38	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	46.4%
Australia	8.2%
Japan	7.5%
Netherlands	7.4%
Canada	6.9%
France	5.2%
Switzerland	3.7%
United Kingdom	3.7%
Other	7.6%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$929.10	$924.60	$929.80	$930.10	$930.90
Expenses Paid During Period	$7.98	$11.56	$7.99	$6.74	$6.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,016.65	$1,012.91	$1,016.65	$1,017.95	$1,018.45
Expenses Paid During Period	$8.35	$12.09	$8.35	$7.04	$6.54

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2010	39

Allianz RCM Disciplined Equity Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Disciplined Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion.

• The Fund’s relative performance was driven by stock selection during the reporting period. Boeing was the leading contributor to performance during the period. The 787 Boeing Dreamliner aircraft successfully completed its maiden test flight in December 2009, a key event as the new fuel-efficient aircraft tracks toward its fourth quarter 2010 scheduled delivery date. Other leading contributors included Autodesk, Intuit, and the Fund’s underweight position in Exxon Mobil, a significant benchmark holding.

• Baxter International was the largest detractor from relative returns during the reporting period. Other leading detractors included Air Products & Chemicals, National Oilwell Varco, and Walgreen.

• The Fund’s sector allocation was neutral to performance. Returns benefited from an overweight position in industrials but this was offset by an underweight position in consumer discretionary stocks.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (07/15/08)
Allianz RCM Disciplined Equity Fund Class A	–1.07%	19.88%	–1.02%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	–6.52%	13.29%	–3.96%
Allianz RCM Disciplined Equity Fund Class C	–1.50%	18.91%	–1.75%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	–2.46%	17.91%	–1.75%
Allianz RCM Disciplined Equity Fund Class D	–1.05%	19.94%	–0.98%
Allianz RCM Disciplined Equity Fund Class P	–0.93%	20.23%	–0.73%
Allianz RCM Disciplined Equity Fund Institutional Class	–0.84%	20.34%	–0.65%
S&P 500 Index	0.40%	20.99%	–3.36%
Lipper Large-Cap Core Funds Average	–0.45%	18.63%	–6.10%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 3.97% for Class A shares, 4.72% for Class C shares, 3.98% for Class D shares, 3.73% for Class P shares and 3.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.08% for Class P shares and 0.98% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

40	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Aerospace & Defense	9.6%
Energy Equipment & Services	7.6%
Oil, Gas & Consumable Fuels	7.0%
Pharmaceuticals	6.5%
Food & Staples Retailing	5.9%
Health Care Equipment & Supplies	5.4%
Software	5.0%
Semiconductors & Semiconductor Equipment	4.6%
Other	47.9%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$989.30	$985.00	$989.50	$990.70	$991.60
Expenses Paid During Period	$6.65	$10.34	$6.65	$5.36	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,018.25	$1,014.51	$1,018.25	$1,019.55	$1,020.04
Expenses Paid During Period	$6.74	$10.50	$6.74	$5.44	$4.94

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.34% for Class A, 2.09% for Class C, 1.34% for Class D, 1.08% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2010	41

Allianz RCM Global EcoTrendsSM Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Global EcoTrendsSM Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities worldwide of companies with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors.

• The Fund’s relative largest underweight position, and most significant negative performance contributor, was within the ecoenergy sector from LED lighting manufacturer CREE. Value continued to increase substantially in the first quarter with valuations further disconnected from fundamentals in our view. A pull back in the stock price in April gave an entry-point opportunity and a position was initiated in this stock to reduce our relative underweight. We perceived significant market potential in the longer-term theme of LED general lighting and recognized that CREE presently had the best-in-class product for the lighting market.

• The second largest negative contributor to performance was from the wind turbine manufacturer Gamesa Corp. The financial crisis impacted order flows for wind turbine manufacturers including Gamesa. We maintain the conviction that these companies were undervalued and held them for possible longer term opportunities.

• Stock selection in the solar sector proved positive for performance, with Solarworld and Renewable Energy Corp providing the first and second largest positive contribution to the Fund. Solarworld reported preliminary numbers which included a significant decline in profitability in the fourth quarter of 2009, and both companies were exposed to the sharply deflationary selling price environment which negatively impacted the market.

• Avoiding Acciona, provided the third largest active positive contribution to the Fund’s performance. Predominantly a renewable energy business, we considered it a complex and over leveraged business, with the wind sector offering better opportunities in this space. Positive performance was missed by not holding Pentair Industries, as we believed better products were available from other water companies. Pentair’s strong performance was a result of its higher cyclical exposure via its pool and spa segment.

• The Fund’s largest overweight holding in Veeco Instruments, an LED manufacturer operating in the LED TV market, provided positive performance contribution as the company benefitted from some very strong order intake and guidance for 2010. Our research reinforced our conviction that adoption of LED in LCD TVs may surprise the market in 2010 and 2011.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (01/31/07)
Allianz RCM Global EcoTrendsSM Fund Class A	–14.64%	–10.20%	–8.18%
Allianz RCM Global EcoTrendsSM Fund Class A (adjusted)	–19.33%	–15.14%	–9.72%
Allianz RCM Global EcoTrendsSM Fund Class C	–14.96%	–10.90%	–8.77%
Allianz RCM Global EcoTrendsSM Fund Class C (adjusted)	–15.81%	–11.79%	–8.77%
Allianz RCM Global EcoTrendsSM Fund Class D	–14.63%	–10.24%	–8.09%
Allianz RCM Global EcoTrendsSM Fund Class P	–14.54%	–9.97%	–7.88%
Allianz RCM Global EcoTrendsSM Fund Institutional Class	–14.48%	–9.87%	–7.80%
FTSE ET 50 Index	–12.69%	–7.14%	–5.67%
Lipper Global Natural Resources Funds Average	–7.88%	3.65%	–2.00%

† The reorganization of Allianz RCM Global EcoTrendsSM Fund, a closed-end interval fund, into an open-end mutual fund was approved by the Fund’s shareholders on August 20, 2008. This transition took place on September 2, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 2.02% for Class A shares, 2.82% for Class C shares, 2.14% for Class D shares, 1.79% for Class P shares and 1.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares, 2.55% for Class C shares, 1.80% for Class D shares, 1.57% for Class P shares and 1.47% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

42	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	28.3%
Denmark	12.4%
Germany	9.9%
United Kingdom	7.8%
China	6.7%
Japan	5.9%
Spain	5.8%
France	5.7%
Other	17.5%
Cash & Equivalents — Net	0.0%	*
*	Less than 0.05%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$853.60	$850.40	$853.70	$854.60	$855.20
Expenses Paid During Period	$8.36	$11.81	$8.27	$7.31	$6.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,015.91	$1,012.17	$1,016.01	$1,017.05	$1,017.55
Expenses Paid During Period	$9.10	$12.84	$9.00	$7.95	$7.44

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.81% for Class A, 2.56% for Class C, 1.79% for Class D, 1.58% for Class P and 1.48% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2010	43

Allianz RCM Global Water Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Global Water Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of water-related companies worldwide.

• From late 2009 until beginning of the second quarter in 2010 stocks associated with the water-related sector slightly declined along with the overall market, mainly because of a continued uncertain macroeconomic outlook and general concerns associated with public deficit levels.

• The Fund slightly underperformed during the first half of the reporting period because of its high position in water consultancy stocks and underweight in UK water utilities.

• In the U.S., the yet-to-be spent stimulus money for new infrastructure projects had a mixed effect. Planned projects were put on hold to await the final allocation decision of the funds. Engineering and consultancy companies active in the design of large water and remediation projects experienced stock-performance pressures because of this.

• In China, investments to upgrade water quality and degree of water treatment continued to experience strong growth.

• The Fund’s key overweight position in Andritz AG was again the most significant active contributor to performance as the company continued to gain new orders from hydro power projects.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (03/31/08)
Allianz RCM Global Water Fund Class A	–7.81%	8.00%	–12.00%
Allianz RCM Global Water Fund Class A (adjusted)	–12.88%	2.06%	–14.27%
Allianz RCM Global Water Fund Class C	–8.20%	7.22%	–12.66%
Allianz RCM Global Water Fund Class C (adjusted)	–9.11%	6.22%	–12.66%
Allianz RCM Global Water Fund Class D	–7.90%	7.93%	–12.05%
Allianz RCM Global Water Fund Class P	–7.77%	8.21%	–11.82%
Allianz RCM Global Water Fund Institutional Class	–7.80%	8.29%	–11.77%
S&P Global Water Index	–5.20%	13.79%	–9.20%
Lipper Global Natural Resources Funds Average	–7.88%	3.65%	–15.27%

† The Fund began operations on 03/31/08. Lipper performance comparisons began on 03/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 2.04% for Class A shares, 2.79% for Class C shares, 2.40% for Class D shares, 1.78% for Class P shares and 1.68% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares, 2.55% for Class C shares, 1.80% for Class D shares, 1.54% for Class P shares and 1.44% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

44	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	39.2%
United Kingdom	16.3%
Switzerland	9.1%
France	6.1%
Netherlands	5.1%
Austria	4.9%
Japan	4.7%
China	3.7%
Other	8.2%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$921.90	$918.00	$921.00	$922.30	$922.00
Expenses Paid During Period	$8.72	$12.29	$8.96	$7.52	$7.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,015.86	$1,012.12	$1,015.61	$1,017.10	$1,017.60
Expenses Paid During Period	$9.15	$12.89	$9.40	$7.90	$7.39

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.82% for Class A, 2.57% for Class C, 1.87% for Class D, 1.57% for Class P and 1.47% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2010	45

Allianz RCM International Opportunities Fund

(Unaudited)

Portfolio Insights

• Allianz RCM International Opportunities Fund seeks long-term capital appreciation by normally investing primarily in equity securities and equity-related instruments available internationally.

• After a rocky January, markets experienced strong upward moves through February to April as the continuing global economic recovery drove investors’ confidence. Sovereign risk issues in Europe dominated headlines though and could not be ignored. This caused the Euro to weaken substantially and combined with concerns over Chinese government’s monetary tightening policies restricting growth, the fear over the contagion effect of the Greek sovereign debt issue panicked markets in May. Risk aversion returned to the markets and they dropped sharply with correlation in the markets again rising, often a sign of markets being driven by top-down concerns rather than stock fundamentals.

• Although stock selection in Financials and Industrials proved negative for the fund during the period, underweight positioning in financials did benefit the Fund as did overweighting in the strongly performing information technology sector.

• Baidu Inc, the Chinese Internet search engine company was the Fund’s best performer. The company performed well as investors expected it to benefit from any possible pull out of Google from China.

•The two largest detractors from performance were Banco Santander and BNP Paribas. Both have been sold off sharply on sovereign debt fears, though their underlying fundamentals were strong with ongoing earnings growth and we continued to hold both stocks.

Average Annual Total Return for the period ended May 31, 2010

	6 Months*	1 Year	Fund Inception† (07/15/08)
Allianz RCM International Opportunities Fund Class A	–12.03%	3.57%	–15.04%
Allianz RCM International Opportunities Fund Class A (adjusted)	–16.87%	–2.13%	–17.56%
Allianz RCM International Opportunities Fund Class C	–12.35%	2.71%	–15.69%
Allianz RCM International Opportunities Fund Class C (adjusted)	–13.23%	1.71%	–15.69%
Allianz RCM International Opportunities Fund Class D	–12.10%	3.49%	–15.08%
Allianz RCM International Opportunities Fund Class P	–11.93%	3.76%	–14.85%
Allianz RCM International Opportunities Fund Institutional Class	–11.92%	3.87%	–14.78%
MSCI EAFE Index	–11.09%	6.38%	–12.40%
Lipper International Large-Cap Core Funds Average	–10.67%	5.40%	–14.62%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 50 and 51 for more information. The Fund’s gross expense ratios are 17.58% for Class A shares, 12.95% for Class C shares, 10.14% for Class D shares, 4.66% for Class P shares and 4.56% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 03/31/11. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2010, as supplemented to date.

* Cumulative return

46	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	20.6%
Japan	20.2%
France	11.3%
Switzerland	7.2%
Netherlands	5.4%
Germany	5.3%
Spain	4.5%
Brazil	3.7%
Other	21.9%
Cash & Equivalents — Net	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$879.70	$876.50	$879.00	$880.70	$880.80
Expenses Paid During Period	$7.31	$10.81	$7.31	$6.10	$5.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/10)	$1,017.15	$1,013.41	$1,017.15	$1,018.45	$1,018.95
Expenses Paid During Period	$7.85	$11.60	$7.85	$6.54	$6.04

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2010	47

Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B, C, D, R, P, Institutional and Administrative) is one of the Fund’s oldest share classes. The oldest share class for Allianz RCM Global EcoTrendsSM Fund is the A share class, and the C, D, P, and Institutional Class shares were first offered in 9/08. Prior to this date, the Fund was a closed-end interval fund. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The oldest share class for Allianz NACM International Growth Fund is the Institutional share class and the A, C, D, P and R share classes were first offered in 2/09. Allianz Global Investors Solutions Core Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Core Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): Allianz NACM Convertible Fund (4/93), Allianz NACM High Yield Bond Fund (7/96), Allianz NACM International Growth Opportunities Fund (12/97), Allianz NACM Emerging Growth Fund (10/93), Allianz NACM Micro Cap Fund (7/95), Allianz NACM Ultra Micro Cap Fund (1/08), Allianz NACM Small to Mid Cap Growth Fund (7/07). For each of these new NACM funds, Institutional Class is the oldest share class, except that for NACM International Growth Opportunities Fund, the oldest share class of the predecessor fund merged into Class P.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

As of November 1, 2009, Class B shares of Allianz Multi-Strategy Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, is available without charge, upon request, by calling the Trust at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of a Fund, two types of costs are incurred: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period through May 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages including Average Annual Total Return, Cumulative Returns, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	May 31, 2010	49

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Capital Global Aggregate Bond Index	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Dow Jones Real Return Target Date Index DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2030 Index; DJ RR 2040 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

FTSE ET 50 Index	The FTSE ET 50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies.

Merrill Lynch All Convertibles All Qualities Index	The Merrill Lynch All Convertibles All Qualities Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Merrill Lynch High Yield Master II Index	The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI Index)	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2010 the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices.

50	Allianz Multi-Strategy Funds

Benchmark Descriptions (Cont.)

Index	Description
MSCI EAFE Index	The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed Ex-US Small Cap Index	The S&P Developed Ex-US Small Cap Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

Semiannual Report	May 31, 2010	51

Schedule of Investments

May 31, 2010 (unaudited)

Allianz Global Investors Solutions 2015 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—17.5%
NACM Emerging Markets Opportunities	1,474	$30,596
NACM Growth	4,283	51,530
NACM Income & Growth	22,678	260,566
NACM International	6,624	74,316
NFJ Dividend Value	20,206	200,852
NFJ International Value	6,238	108,544
NFJ Small-Cap Value	5,243	134,493
RCM Global Resources (c)	8,011	108,144

Total Allianz Funds (cost—$890,326)		969,041

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—6.3%
NACM International Growth Opportunities	4,244	104,526
RCM Disciplined Equity	9,570	133,500
RCM International Opportunities	10,375	113,710

Total Allianz Funds Multi-Strategy Trust (cost—$300,714)		351,736

EXCHANGE-TRADED FUNDS—5.4%
iShares Barclays TIPS Bond Fund	1,418	150,450
SPDR Barclays Capital TIPS ETF	2,880	150,912

Total Exchange-Traded Funds (cost—$284,189)		301,362

PIMCO FUNDS (a)(b)—70.7%
Commodity RealReturn Strategy	21,018	157,215
Floating Income	15,467	135,649
Foreign Bond (U.S. Dollar-Hedged)	26,242	276,328
Income	37,276	386,179
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	6,947	59,674
Real Return	138,486	1,530,275
RealEstateRealReturn Strategy	13,753	63,263
Short-Term	46,648	459,479
Total Return	77,528	860,564

Total PIMCO Funds (cost—$3,619,154)		3,928,626

Total Investments (cost—$5,094,383)—99.9%		5,550,765

Other assets less liabilities—0.1%		3,400

Net Assets—100.0%		$5,554,165

Allianz Global Investors Solutions 2020 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—19.8%
NACM Emerging Markets Opportunities	3,632	$75,401
NACM Growth	5,097	61,311
NACM Income & Growth	19,756	227,001
NACM International	5,864	65,790
NFJ Dividend Value	20,093	199,729
NFJ International Value	5,015	87,263
NFJ Small-Cap Value	4,689	120,272
RCM Global Resources (c)	7,947	107,278

Total Allianz Funds (cost—$861,148)		944,045

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—7.8%
NACM International Growth Opportunities	5,282	130,087
RCM Disciplined Equity	10,034	139,980
RCM International Opportunities	8,957	98,172

Total Allianz Funds Multi-Strategy Trust (cost—$308,190)		368,239

EXCHANGE-TRADED FUNDS—5.1%
iShares Barclays TIPS Bond Fund	1,139	120,848
SPDR Barclays Capital TIPS ETF	2,314	121,253

Total Exchange-Traded Funds (cost—$228,313)		242,101

PIMCO FUNDS (a)(b)—67.4%
Commodity RealReturn Strategy	24,139	180,563
Floating Income	18,845	165,269
Foreign Bond (U.S. Dollar-Hedged)	23,012	242,323
Income	23,645	244,959
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	5,976	51,335
Investment Grade Corporate Bond	2,122	23,550
Real Return	99,853	1,103,372
RealEstateRealReturn Strategy	20,172	92,790
Short-Term	33,735	332,296
Total Return	69,757	774,301

Total PIMCO Funds (cost—$2,939,068)		3,210,758

Total Investments (cost—$4,336,719)—100.1%		4,765,143

Liabilities in excess of other assets—(0.1%)		(2,437)

Net Assets—100.0%		$4,762,706

Allianz Global Investors Solutions 2030 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—31.6%
NACM Emerging Markets Opportunities	12,023	$249,585
NACM Growth	11,030	132,693
NACM Income & Growth	22,644	260,177
NACM International	11,421	128,148
NFJ Dividend Value	29,328	291,520
NFJ International Value	11,169	194,345
NFJ Renaissance	4,422	64,559
NFJ Small-Cap Value	8,879	227,751
RCM Global Resources (c)	10,002	135,024

Total Allianz Funds (cost—$1,505,013)		1,683,802

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—17.2%
NACM Emerging Growth (c)	20,027	226,102
NACM International Growth Opportunities	10,246	252,373
RCM Disciplined Equity	18,097	252,453
RCM International Opportunities	17,198	188,489

Total Allianz Funds Multi-Strategy Trust (cost—$763,628)		919,417

PIMCO FUNDS (a)(b)—50.8%
Commodity RealReturn Strategy	28,666	214,421
Emerging Markets Bond	10,431	109,528
Floating Income	23,305	204,384
Foreign Bond (U.S. Dollar-Hedged)	23,542	247,893
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	8,732	75,012
Real Return	53,255	588,461
RealEstateRealReturn Strategy	24,059	110,671
Short-Term	29,013	285,780
Total Return	78,855	875,290

Total PIMCO Funds (cost—$2,487,790)		2,711,440

Total Investments (cost—$4,756,431)—99.6%		5,314,659

Other assets less liabilities—0.4%		23,175

Net Assets—100.0%		$5,337,834

Notes to Schedules of Investments:
(a) Affiliated fund.

(b) Institutional Class share of each fund.

(c) Non-income producing.

Glossary:
ETF—Exchange-Traded Fund
TIPS—Treasury Inflation Protected Securities

52	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2010 (unaudited)

Allianz Global Investors Solutions 2040 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—46.3%
NACM Emerging Markets Opportunities	11,913	$247,318
NACM Growth	19,407	233,461
NACM Income & Growth	27,231	312,889
NACM International	15,640	175,476
NFJ Dividend Value	38,492	382,611
NFJ International Value	15,406	268,062
NFJ Renaissance	4,527	66,101
NFJ Small-Cap Value	10,703	274,542
RCM Global Resources (c)	10,186	137,507

Total Allianz Funds (cost—$1,814,585)		2,097,967

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—24.4%
NACM Emerging Growth (c)	22,789	257,282
NACM International Growth Opportunities	10,591	260,865
RCM Disciplined Equity	25,350	353,638
RCM International Opportunities	21,616	236,914

Total Allianz Funds Multi-Strategy Trust (cost—$906,784)		1,108,699

PIMCO FUNDS (a)(b)—29.4%
Commodity RealReturn Strategy	47,832	357,784
Emerging Markets Bond	21,715	228,007
Floating Income	27,526	241,401
Foreign Bond (U.S. Dollar-Hedged)	4,236	44,611
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	5,875	50,466
Investment Grade Corporate Bond	4,846	53,795
RealEstateRealReturn Strategy	30,070	138,321
Short-Term	6,547	64,484
Total Return	13,975	155,119

Total PIMCO Funds (cost—$1,188,544)		1,333,988

Total Investments (cost—$3,909,913)—100.1%		4,540,654

Liabilities in excess of other assets—(0.1%)		(5,761)

Net Assets—100.0%		$4,534,893

Allianz Global Investors Solutions 2050 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—47.7%
NACM Emerging Markets Opportunities	11,547	$239,706
NACM Growth	19,192	230,875
NACM Income & Growth	26,301	302,204
NACM International	14,152	158,786
NFJ Dividend Value	38,092	378,639
NFJ International Value	13,867	241,283
NFJ Renaissance	4,468	65,237
NFJ Small-Cap Value	10,797	276,940
RCM Global Resources (c)	9,592	129,493

Total Allianz Funds (cost—$1,737,700)		2,023,163

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—24.2%
NACM Emerging Growth (c)	21,503	242,775
NACM International Growth Opportunities	9,238	227,530
RCM Disciplined Equity	24,261	338,435
RCM International Opportunities	19,816	217,178

Total Allianz Funds Multi-Strategy Trust (cost—$816,897)		1,025,918

PIMCO FUNDS (a)(b)—28.9%
Commodity RealReturn Strategy	45,752	342,222
Emerging Markets Bond	22,554	236,815
Floating Income	27,886	244,561
Foreign Bond (U.S. Dollar-Hedged)	3,990	42,017
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	5,569	47,840
Investment Grade Corporate Bond	6,939	77,019
RealEstateRealReturn Strategy	33,005	151,824
Total Return	7,818	86,779

Total PIMCO Funds (cost—$1,077,984)		1,229,077

Total Investments (cost—$3,632,581)—100.8%		4,278,158

Liabilities in excess of other assets—(0.8%)		(34,896)

Net Assets—100.0%		$4,243,262

Notes to Schedules of Investments:
(a) Affiliated fund.

(b) Institutional Class share of each fund.

(c) Non-income producing.

Allianz Global Investors Solutions Core

Allocation Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—40.4%
NACM Emerging Markets Opportunities	398,802	$8,279,124
NACM Growth	318,277	3,828,879
NACM Income & Growth	905,020	10,398,679
NACM International	659,695	7,401,774
NFJ Dividend Value	482,023	4,791,310
NFJ International Value	447,310	7,783,199
NFJ Large Cap Value	651,344	8,018,047
NFJ Renaissance	292,563	4,271,413
NFJ Small-Cap Value	252,018	6,464,263
OCC Opportunity (c)	216,037	4,398,516
RCM Global Resources (c)	530,208	7,157,814
RCM Large-Cap Growth	810,422	9,587,289

Total Allianz Funds (cost—$73,266,589)		82,380,307

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—14.6%
NACM Emerging Growth (c)	389,311	4,395,322
NACM International Growth Opportunities	406,108	10,002,448
RCM Disciplined Equity	571,620	7,974,092
RCM International Opportunities	669,661	7,339,488

Total Allianz Funds Multi-Strategy Trust (cost—$26,623,247)		29,711,350

PIMCO FUNDS (a)(b)—45.1%
Commodity RealReturn Strategy	851,749	6,371,080
Emerging Markets Bond	746,602	7,839,318
Floating Income	873,285	7,658,708
Foreign Bond (U.S. Dollar-Hedged)	1,025,120	10,794,509
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	274,354	2,356,704
Real Return	1,928,478	21,309,684
RealEstateRealReturn Strategy	679,550	3,125,930
Short-Term	75,611	744,765
Total Return	2,857,957	31,723,328

Total PIMCO Funds (cost—$84,240,060)		91,924,026

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	53

Schedule of Investments

May 31, 2010 (unaudited)

Allianz Global Investors Solutions Core

Allocation Fund (cont.)

	Principal Amount (000s)	Value
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $522,001; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $536,338 including accrued interest (cost—$522,000)	$522	$522,000

Total Investments (cost—$184,651,896)—100.3%		204,537,683

Liabilities in excess of other assets—(0.3%)		(551,946)

Net Assets—100.0%		$203,985,737

Allianz Global Investors Solutions Growth Allocation Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—48.2%
NACM Emerging Markets Opportunities	12,629	$262,174
NACM Growth	19,678	236,728
NACM Income & Growth	28,951	332,651
NACM International	15,439	173,228
NFJ Dividend Value	41,382	411,336
NFJ International Value	16,357	284,604
NFJ Renaissance	4,784	69,841
NFJ Small-Cap Value	11,017	282,582
RCM Global Resources (c)	13,834	186,765

Total Allianz Funds (cost—$1,951,730)		2,239,909

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—24.4%
NACM Emerging Growth (c)	23,320	263,285
NACM International Growth Opportunities	10,298	253,633
RCM Disciplined Equity	26,364	367,772
RCM International Opportunities	22,763	249,484

Total Allianz Funds Multi-Strategy Trust (cost—$938,878)		1,134,174

PIMCO FUNDS (a)(b)—27.1%
Commodity RealReturn Strategy	46,942	351,130
Emerging Markets Bond	24,085	252,888
Floating Income	28,012	245,669
Foreign Bond (U.S. Dollar-Hedged)	4,320	45,487
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	5,986	51,418
Investment Grade Corporate Bond	7,479	83,020
RealEstateRealReturn Strategy	35,962	165,424
Total Return	5,815	64,551

Total PIMCO Funds (cost—$1,100,383)		1,259,587

Total Investments (cost—$3,990,991)—99.7%		4,633,670

Other assets less liabilities—0.3%		15,583

Net Assets—100.0%		$4,649,253

Allianz Global Investors Solutions Retirement Income Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—14.9%
NACM Emerging Markets Opportunities	1,128	$23,421
NACM Income & Growth	21,155	243,074
NACM International	7,996	89,716
NFJ Dividend Value	15,562	154,688
NFJ International Value	6,772	117,824
NFJ Small-Cap Value	4,574	117,308
RCM Global Resources (c)	6,782	91,556

Total Allianz Funds (cost—$788,709)		837,587

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—5.2%
NACM International Growth Opportunities	2,972	73,209
RCM Disciplined Equity	6,942	96,836
RCM International Opportunities	10,929	119,785

Total Allianz Funds Multi-Strategy Trust (cost—$263,544)		289,830

EXCHANGE-TRADED FUNDS—5.7%
iShares Barclays TIPS Bond Fund	1,493	158,407
SPDR Barclays Capital TIPS ETF	3,043	159,453

Total Exchange-Traded Funds (cost—$299,889)		317,860

PIMCO FUNDS (a)(b)—73.7%
Commodity RealReturn Strategy	8,409	62,903
Floating Income	13,493	118,331
Foreign Bond (U.S. Dollar-Hedged)	25,868	272,389
Income	41,317	428,042
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	6,595	56,652
Real Return	157,278	1,737,922
RealEstateRealReturn Strategy	12,561	57,779
Short-Term	56,020	551,800
Total Return	75,641	839,621

Total PIMCO Funds (cost—$3,818,651)		4,125,439

Total Investments (cost—$5,170,793)—99.5%		5,570,716

Other assets less liabilities—0.5%		30,080

Net Assets—100.0%		$5,600,796

Notes to Schedules of Investments:
(a) Affiliated fund.

(b) Institutional Class share of each fund.

(c) Non-income producing.

Glossary:
ETF—Exchange-Traded Fund
TIPS—Treasury Inflation Protected Securities

54	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz NACM Convertible Fund

May 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

CONVERTIBLE BONDS—87.7%
Aerospace & Defense—3.6%
AAR Corp.,
1.75%, 2/1/26	NR/BB	$5,495	$5,055,400
Orbital Sciences Corp.,
2.438%, 1/15/27	NR/BB-	5,300	5,028,375
Triumph Group, Inc.,
2.625%, 10/1/26	NR/NR	4,000	5,390,000

			15,473,775

Airlines—1.2%
Continental Airlines, Inc.,
4.50%, 1/15/15	B3/CCC+	4,265	5,299,262

Auto Components—3.6%
BorgWarner, Inc.,
3.50%, 4/15/12	NR/BBB	4,195	5,411,550
Titan International, Inc. (a),
5.625%, 1/15/17	NR/NR	3,035	3,786,163
TRW Automotive, Inc. (a),
3.50%, 12/1/15	B3/B	4,980	6,094,275

			15,291,988

Automotive—2.8%
Ford Motor Co.,
4.25%, 12/15/36	B2/CCC	4,470	6,325,050
Navistar International Corp.,
3.00%, 10/15/14	NR/B	4,590	5,691,600

			12,016,650

Biotechnology—2.4%
Life Technologies Corp.,
2.00%, 8/1/23	NR/BBB-	3,460	5,094,850
United Therapeutics Corp.,
0.50%, 10/15/11	NR/NR	3,645	5,061,994

			10,156,844

Building/Construction—2.4%
DR Horton, Inc.,
2.00%, 5/15/14	Ba3/BB-	4,825	5,440,188
Lennar Corp. (a),
2.00%, 12/1/20	B3/BB-	5,290	4,979,212

			10,419,400

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Commercial Services—3.4%
Alliance Data Systems Corp.,
1.75%, 8/1/13	NR/NR	$4,965	$5,219,456
Coinstar, Inc.,
4.00%, 9/1/14	NR/BB+	3,015	4,503,656
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	NR/CCC+	3,070	4,720,125

			14,443,237

Communications—3.2%
Priceline.com, Inc. (a),
1.25%, 3/15/15	NR/NR	5,215	4,876,025
Symantec Corp.,
1.00%, 6/15/13	NR/NR	3,095	3,172,375
VeriSign, Inc.,
3.25%, 8/15/37	NR/NR	5,915	5,560,100

			13,608,500

Diversified Manufacturing—3.6%
Actuant Corp.,
2.00%, 11/15/23	NR/B+	5,250	5,775,000
Griffon Corp. (a),
4.00%, 1/15/17	NR/NR	3,840	4,065,600
Textron, Inc.,
4.50%, 5/1/13	NR/BBB-	3,215	5,461,481

			15,302,081

Electrical Equipment—1.3%
EnerSys,
3.375%, 6/1/38	B2/BB	5,990	5,428,438

Electronics—1.3%
Itron, Inc.,
2.50%, 8/1/26	NR/B-	4,830	5,548,462

Energy—1.3%
Peabody Energy Corp.,
4.75%, 12/15/41	Ba3/B+	5,475	5,516,062

Food—1.3%
Tyson Foods, Inc.,
3.25%, 10/15/13	NR/BB	4,755	5,753,550

Healthcare—2.7%
American Medical Systems Holdings, Inc.,
4.00%, 9/15/41	NR/B+	4,745	6,322,712

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Kinetic Concepts, Inc. (a),
3.25%, 4/15/15	NR/B+	$5,025	$5,163,188

			11,485,900

Healthcare & Hospitals—2.6%
AMERIGROUP Corp.,
2.00%, 5/15/12	NR/BB	5,280	5,471,400
Fisher Scientific International, Inc.,
3.25%, 3/1/24	Baa2/BBB+	4,160	5,548,400

			11,019,800

Hotels/Gaming—3.5%
Gaylord Entertain-ment Co. (a),
3.75%, 10/1/14	NR/NR	4,055	4,698,731
MGM Mirage (a),
4.25%, 4/15/15	Caa1/CCC+	4,570	4,215,825
Wyndham Worldwide Corp.,
3.50%, 5/1/12	Ba1/BBB-	3,100	5,878,375

			14,792,931

Household Products—1.4%
Newell Rubbermaid, Inc.,
5.50%, 3/15/14	NR/BBB-	2,970	6,047,663

Insurance—1.1%
MGIC Investment Corp.,
5.00%, 5/1/17	NR/CCC+	4,635	4,814,606

Internet Software & Services—1.3%
Equinix, Inc.,
2.50%, 4/15/12	NR/B-	5,230	5,465,350

Machinery—1.3%
Roper Industries, Inc., zero coupon, 1/15/34	Ba1/BB+	7,715	5,593,375

Materials & Processing—3.6%
Alcoa, Inc.,
5.25%, 3/15/14	Baa3/NR	1,075	2,070,719

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	55

Schedule of Investments (cont.)

Allianz NACM Convertible Fund

May 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Newmont Mining Corp.,
1.25%, 7/15/14	NR/BBB+	$4,150	$5,400,187
Steel Dynamics, Inc.,
5.125%, 6/15/14	NR/BB+	2,565	2,895,244
United States Steel Corp.,
4.00%, 5/15/14	Ba2/BB	2,925	4,778,719

			15,144,869

Multi-Media—1.2%
Liberty Media LLC,
3.125%, 3/30/23	B1/BB-	4,950	5,253,188

Oil & Gas—3.2%
Cameron International Corp.,
2.50%, 6/15/26	Baa1/BBB+	2,155	2,540,206
Core Laboratories L.P.,
0.25%, 10/31/11	NR/NR	1,640	2,421,050
Exterran Holdings, Inc.,
4.25%, 6/15/14	NR/BB	3,190	4,043,325
Oil States International, Inc.,
2.375%, 7/1/25	NR/NR	3,450	4,687,688

			13,692,269

Pharmaceuticals—6.9%
BioMarin Pharma-ceutical, Inc.,
1.875%, 4/23/17	NR/B-	4,495	4,961,356
Biovail Corp. (a),
5.375%, 8/1/14	NR/NR	4,360	5,210,200
Mylan, Inc.,
3.75%, 9/15/15	NR/BB-	3,490	5,579,638
Salix Pharma-ceuticals Ltd. (b)(d),
2.75%, 5/15/15	NR/NR	2,960	2,960,000
Teva Pharma-ceutical Finance Co. BV,
1.75%, 2/1/26	A3/A-	4,595	5,468,050

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Valeant Pharma-ceuticals International,
4.00%, 11/15/13	NR/B	$3,515	$5,338,406

			29,517,650

Real Estate Investment Trust—2.6%
Alexandria Real Estate
Equities, Inc. (a),
8.00%, 4/15/29	NR/NR	1,905	3,376,612
Digital Realty Trust L.P. (a),
4.125%, 8/15/26	NR/NR	3,105	5,548,247
Host Hotels & Resorts L. P. (a),
2.50%, 10/15/29	NR/BB+	1,840	2,171,200

			11,096,059

Retail—3.6%
RadioShack Corp. (a),
2.50%, 8/1/13	Ba1/NR	5,255	5,793,638
Regis Corp.,
5.00%, 7/15/14	NR/NR	2,995	4,058,225
Saks, Inc.,
2.00%, 3/15/24	B3/B+	6,030	5,638,050

			15,489,913

Technology—12.3%
CSG Systems International, Inc. (a),
3.00%, 3/1/17	NR/NR	4,920	5,030,700
EMC Corp.,
1.75%, 12/1/13	NR/A-	5,450	6,982,812
Intel Corp. (a),
3.25%, 8/1/39	A2/A-	4,890	5,898,562
Micron Technology, Inc.,
1.875%, 6/1/14	NR/B	5,530	4,977,000
NetApp, Inc.,
1.75%, 6/1/13	NR/NR	5,240	6,753,050
Nuance Communi-cations, Inc.,
2.75%, 8/15/27	NR/B-	5,585	6,115,575
ON Semiconductor Corp.,
2.625%, 12/15/26	NR/B+	5,545	5,510,344
Rovi Corp. (a),
2.625%, 2/15/40	NR/NR	5,835	5,922,525
Teradyne, Inc.,
4.50%, 3/15/14	NR/NR	2,510	5,311,788

			52,502,356

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Telecommunications—7.6%
Anixter International, Inc.,
1.00%, 2/15/13	NR/BB-	$5,960	$5,743,950
Ciena Corp. (a),
4.00%, 3/15/15	NR/NR	2,585	2,678,706
Finisar Corp.,
5.00%, 10/15/29	NR/NR	2,480	3,977,300
MasTec, Inc.,
4.00%, 6/15/14	NR/B+	4,045	4,080,394
Qwest Communi-cations International, Inc.,
3.50%, 11/15/25	B1/B+	4,910	5,456,238
SBA Communi-cations Corp.,
1.875%, 5/1/13	NR/NR	1,440	1,440,000
4.00%, 10/1/14	NR/NR	2,955	3,734,381
Time Warner Telecom, Inc.,
2.375%, 4/1/26	B3/B-	4,830	5,325,075

			32,436,044

Wholesale—1.4%
WESCO International, Inc.,
6.00%, 9/15/29	NR/B	3,840	5,856,000

Total Convertible Bonds (cost—$348,476,674)			374,466,222

CONVERTIBLE PREFERRED STOCK—8.8%
		Shares
Commercial Banks—1.3%
Fifth Third Bancorp, Ser. G (c),
8.50%, 6/30/13	Ba1/BB	42,390	5,595,480

Commercial Services & Supplies—0.9%
Avery Dennison Corp.,
7.875%, 11/15/20	NR/BB+	104,525	4,012,715

Diversified Financial Services—1.3%
Citigroup, Inc.,
7.50%, 12/15/12	NR/NR	45,085	5,393,969

Electric Utilities—0.4%
AES Trust III,
6.75%, 6/29/10	B3/B	35,628	1,532,004

56	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

Schedule of Investments (cont.)

Allianz NACM Convertible Fund

May 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Shares	Value

Financial Services—2.3%
AMG Capital Trust I,
5.10%, 4/15/36	NR/BB	119,675	$5,205,862
SLM Corp., Ser. C,
7.25%, 12/15/10	Ba3/BB-	8,105	4,713,301

			9,919,163

Insurance—1.2%
XL Capital Ltd.,
10.75%, 8/15/11	Baa2/BBB-	182,975	4,942,155

Oil, Gas & Consumable Fuels—1.4%
Whiting Petroleum Corp.,
6.25%, 12/31/49	NR/B	29,420	6,082,291

Total Convertible Preferred Stock (cost—$30,444,773)			37,477,777

COMMON STOCK—0.5%
Leisure Equipment & Products—0.5%
Hasbro, Inc. (cost—$1,328,981)	52,321	2,100,688

	Principal Amount (000s)
Repurchase Agreement—6.2%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $26,621,030; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $27,157,725 including accrued interest (cost—$26,621,000)	$26,621	26,621,000

Total Investments (cost—$406,871,428)—103.2%		440,665,687

Liabilities in excess of other assets—(3.2)%		(13,805,880)

Net Assets—100.0%		$426,859,807

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) When-issued. To be settled after May 31, 2010.

(c) Perpetual maturity. Maturity date shown is the first call date.

(d) Fair-valued.

Glossary:
NR—Not Rated

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	57

Schedule of Investments

Allianz NACM Emerging Growth Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—94.7%
Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc. (a)	2,300	$120,221

Auto Components—1.2%
American Axle & Manufacturing Holdings, Inc. (a)	11,500	103,155
Cooper Tire & Rubber Co.	5,000	94,550

		197,705

Beverages—0.5%
Heckmann Corp. (a)	17,300	92,382

Biotechnology—2.9%
Human Genome Sciences, Inc. (a)	4,000	99,040
Incyte Corp. Ltd. (a)	5,600	72,184
Martek Biosciences Corp. (a)	5,200	96,668
Regeneron Pharmaceuticals, Inc. (a)	3,900	111,423
Seattle Genetics, Inc. (a)	8,900	117,747

		497,062

Building Products—0.6%
Griffon Corp. (a)	8,100	98,334

Capital Markets—1.3%
BGC Partners, Inc., Class A	18,800	117,124
MF Global Holdings Ltd. (a)	12,700	97,790

		214,914

Chemicals—2.1%
A. Schulman, Inc.	3,600	80,010
Ferro Corp. (a)	11,000	99,110
Kraton Performance Polymers, Inc. (a)	8,500	174,250

		353,370

Commercial Banks—3.2%
Fulton Financial Corp.	11,000	109,450
MB Financial, Inc.	4,900	107,065
PrivateBancorp, Inc.	7,300	96,725
Western Alliance Bancorp (a)	15,600	125,580
Whitney Holding Corp.	8,600	101,910

		540,730

Commercial Services & Supplies—3.5%
ACCO Brands Corp. (a)	14,200	100,252
Cenveo, Inc. (a)	15,000	110,700
Deluxe Corp.	7,800	167,466
Knoll, Inc.	7,600	112,404
Metalico, Inc. (a)	18,500	91,760

		582,582

Communications Equipment—3.3%
Ciena Corp. (a)	6,900	107,433
DG FastChannel, Inc. (a)	3,300	140,151
Finisar Corp. (a)	7,500	114,000
JDS Uniphase Corp. (a)	6,600	75,900
Oclaro, Inc. (a)	8,400	113,484

		550,968

Computers & Peripherals—1.4%
Lexmark International, Inc. (a)	3,600	135,180
Xyratex Ltd. (a)	6,700	108,741

		243,921

Consumer Finance—1.3%
Dollar Financial Corp. (a)	5,200	105,040
First Cash Financial Services, Inc. (a)	5,800	121,974

		227,014

	Shares	Value

Containers & Packaging—0.6%
Boise, Inc. (a)	17,100	$104,994

Diversified Consumer Services—2.0%
Grand Canyon Education, Inc. (a)	4,900	120,344
Regis Corp.	6,500	119,535
Universal Technical Institute, Inc. (a)	4,300	105,565

		345,444

Diversified Financial Services—2.5%
Compass Diversified Holdings	9,100	131,222
Encore Capital Group, Inc. (a)	6,700	140,030
Portfolio Recovery Associates, Inc. (a)	2,100	143,766

		415,018

Diversified Telecommunication Services—1.1%
Atlantic Tele-Network, Inc.	2,400	100,344
TW Telecom, Inc. (a)	4,600	80,454

		180,798

Electrical Equipment—0.8%
Belden, Inc.	5,200	134,680

Electronic Equipment, Instruments & Components—1.4%
Sanmina-SCI Corp. (a)	7,300	111,325
Vishay Intertechnology, Inc. (a)	14,500	131,225

		242,550

Energy Equipment & Services—1.9%
ION Geophysical Corp. (a)	20,900	113,487
Newpark Resources, Inc. (a)	16,700	107,214
Tetra Technologies, Inc. (a)	9,500	95,570

		316,271

Health Care Equipment & Supplies—3.5%
American Medical Systems Holdings, Inc. (a)	6,800	153,408
Hill-Rom Holdings, Inc.	4,400	122,672
Invacare Corp.	4,200	100,338
Natus Medical, Inc. (a)	6,100	100,955
Orthofix International NV (a)	3,700	117,993

		595,366

Health Care Providers & Services—4.3%
Almost Family, Inc. (a)	2,400	87,288
Catalyst Health Solutions, Inc. (a)	2,600	99,554
Hanger Orthopedic Group, Inc. (a)	7,100	121,055
Healthsouth Corp. (a)	6,400	127,104
IPC The Hospitalist Co., Inc. (a)	2,700	79,029
PSS World Medical, Inc. (a)	3,800	87,058
RehabCare Group, Inc. (a)	4,100	119,269

		720,357

Hotels, Restaurants & Leisure—2.5%
Cracker Barrel Old Country Store, Inc.	2,400	119,592
DineEquity, Inc. (a)	2,300	77,671
Gaylord Entertainment Co. (a)	4,300	114,337
Ruby Tuesday, Inc. (a)	10,700	115,132

		426,732

Household Durables—1.3%
Jarden Corp.	2,800	81,508
La-Z-Boy, Inc. (a)	11,200	132,944

		214,452

Insurance—0.7%
Unitrin, Inc.	4,400	117,436

	Shares	Value

Internet & Catalog Retail—0.8%
HSN, Inc. (a)	4,700	$126,665

Internet Software & Services—1.5%
IAC/InterActiveCorp. (a)	5,300	124,312
Internet Brands, Inc., Class A (a)	12,900	134,031

		258,343

IT Services—1.9%
Acxiom Corp. (a)	6,600	114,906
CSG Systems International, Inc. (a)	5,200	106,704
Wright Express Corp. (a)	3,400	106,760

		328,370

Life Sciences Tools & Services—1.4%
ICON PLC ADR (a)	4,500	125,190
Parexel International Corp. (a)	4,900	109,295

		234,485

Machinery—3.7%
Albany International Corp., Class A	6,600	124,212
ArvinMeritor, Inc. (a)	7,200	104,688
CIRCOR International, Inc.	3,400	101,048
NACCO Industries, Inc., Class A	1,200	101,472
Titan International, Inc.	10,000	105,700
Wabash National Corp. (a)	12,000	85,920

		623,040

Marine—0.7%
Navios Maritime Holdings, Inc.	17,900	109,727

Media—3.1%
Knology, Inc. (a)	9,100	108,836
Liberty Media Corp.—Capital, Ser. A (a)	4,700	197,682
Madison Square Garden, Inc. (a)	5,000	105,350
Sinclair Broadcast Group, Inc., Class A (a)	16,200	107,487

		519,355

Oil, Gas & Consumable Fuels—4.1%
Atlas Pipeline Partners L.P. (a)	9,500	101,650
ATP Oil & Gas Corp. (a)	5,600	59,584
Berry Petroleum Co., Class A	3,400	104,516
Gran Tierra Energy, Inc. (a)	19,300	101,904
Gulfport Energy Corp. (a)	7,300	95,849
Swift Energy Co. (a)	3,800	105,070
World Fuel Services Corp.	4,700	122,341

		690,914

Paper & Forest Products—0.6%
Louisiana-Pacific Corp. (a)	11,700	99,450

Pharmaceuticals—3.3%
Auxilium Pharmaceuticals, Inc. (a)	2,300	66,194
Hi-Tech Pharmacal Co., Inc. (a)	4,300	98,814
Impax Laboratories, Inc. (a)	6,400	134,880
Jazz Pharmaceuticals, Inc. (a)	7,800	63,258
Nektar Therapeutics, Inc. (a)	9,200	112,516
Salix Pharmaceuticals Ltd. (a)	2,100	75,453

		551,115

Real Estate Management & Development—2.0%
Altisource Portfolio Solutions S.A. (a)	4,400	117,964
Forest City Enterprises, Inc., Class A (a)	7,900	104,754
Forestar Group, Inc. (a)	6,000	110,100

		332,818

58	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

Schedule of Investments (cont.)

Allianz NACM Emerging Growth Fund

May 31, 2010 (unaudited)

	Shares	Value

Road & Rail—1.2%
Arkansas Best Corp.	3,600	$84,204
Avis Budget Group, Inc. (a)	9,900	117,315

		201,519

Semiconductors & Semiconductor Equipment—9.0%
Brooks Automation, Inc. (a)	13,100	108,992
Cirrus Logic, Inc. (a)	14,300	203,274
Entegris, Inc. (a)	23,600	127,440
Fairchild Semiconductor International, Inc. (a)	11,100	111,000
Integrated Silicon Solution, Inc. (a)	13,400	126,228
Kulicke & Soffa Industries, Inc. (a)	17,900	124,584
LTX-Credence Corp. (a)	34,300	118,678
MKS Instruments, Inc. (a)	6,100	121,146
Nanometrics, Inc. (a)	9,600	103,968
Novellus Systems, Inc. (a)	4,700	121,354
Pericom Semiconductor Corp. (a)	6,600	65,340
Skyworks Solutions, Inc. (a)	5,000	79,650
TriQuint Semiconductor, Inc. (a)	16,300	114,426

		1,526,080

Software—5.2%
Informatica Corp. (a)	2,600	67,080
JDA Software Group, Inc. (a)	4,500	120,240
Mentor Graphics Corp. (a)	12,600	115,668
Netscout Systems, Inc. (a)	7,000	94,710
Progress Software Corp. (a)	3,200	102,208
Rosetta Stone, Inc. (a)	4,500	118,125
Taleo Corp., Class A (a)	4,200	105,210
TiVo, Inc. (a)	5,100	46,104
Verint Systems, Inc. (a)	4,500	116,460

		885,805

Specialty Retail—4.3%
Children’s Place Retail Stores, Inc. (a)	2,700	127,251
Collective Brands, Inc. (a)	5,200	116,376
JOS A Bank Clothiers, Inc. (a)	2,100	127,428
OfficeMax, Inc. (a)	7,100	126,593
PEP Boys-Manny Moe & Jack	700	8,460
Sally Beauty Holdings, Inc. (a)	13,600	127,976
Tractor Supply Co.	1,400	94,864

		728,948

Textiles, Apparel & Luxury Goods—4.4%
CROCS, Inc. (a)	9,900	102,465
Deckers Outdoor Corp. (a)	700	101,304
Liz Claiborne, Inc. (a)	13,700	83,981
Maidenform Brands, Inc. (a)	5,500	127,270
Phillips-Van Heusen Corp.	2,500	136,825
Steven Madden Ltd. (a)	3,300	111,309
Warnaco Group, Inc. (a)	1,700	72,403

		735,557

Thrifts & Mortgage Finance—1.5%
MGIC Investment Corp. (a)	12,400	116,064
Ocwen Financial Corp. (a)	11,800	143,488

		259,552

Trading Companies & Distributors—0.7%
Aircastle Ltd.	11,200	110,320

Transportation Infrastructure—0.7%
Aegean Marine Petroleum Network, Inc.	5,200	119,808

Total Common Stock (cost—$13,505,194)		15,975,172

	Principal Amount (000s)	Value

Repurchase Agreement—5.1%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $863,001; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $882,200 including accrued interest (cost—$863,000)	$863	$863,000

Total Investments (cost—$14,368,194)—99.8%		16,838,172

Other assets less liabilities—0.2%		41,075

Net Assets—100.0%		$16,879,247

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	59

Schedule of Investments

Allianz NACM High Yield Bond Fund

May 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—95.4%
Aerospace & Defense—2.0%
BE Aerospace, Inc.,
8.50%, 7/1/18	Ba3/BB	$675	$700,313
TransDigm, Inc.,
7.75%, 7/15/14	B3/B-	645	646,612

			1,346,925

Apparel & Textiles—1.5%
Oxford Industries, Inc.,
11.375%, 7/15/15	B1/BB-	245	268,275
Quiksilver, Inc.,
6.875%, 4/15/15	Caa2/CCC	845	743,600

			1,011,875

Auto Components—1.8%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Caa2/CCC	715	636,350
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18 (a)	B2/NR	565	559,350

			1,195,700

Automotive—1.0%
Navistar International Corp.,
8.25%, 11/1/21	B1/BB-	650	653,250

Banking—0.8%
CIT Group, Inc.,
7.00%, 5/1/16	B3/B+	615	561,188

Building Products—0.6%
Texas Industries, Inc.,
7.25%, 7/15/13	B3/B	425	413,313

Building/Construction—2.0%
K Hovnanian Enterprises, Inc.,
7.50%, 5/15/16	Caa2/CCC-	825	622,875
10.625%, 10/15/16	B1/CCC+	355	364,762
Standard Pacific Corp.,
8.375%, 5/15/18	B3/B-	370	356,125

			1,343,762

Chemicals—1.9%
Hexion Finance Escrow LLC,
8.875%, 2/1/18 (a)	B3/CCC+	715	664,950

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Huntsman International LLC,
8.625%, 3/15/20 (a)	B3/CCC+	$675	$637,875

			1,302,825

Commercial Services—9.8%
ARAMARK Corp.,
8.50%, 2/1/15	B3/B	600	601,500
Avis Budget Car Rental LLC,
7.75%, 5/15/16	B3/B	865	808,775
Cardtronics, Inc.,
9.25%, 8/15/13	B3/B+	590	592,950
Cenveo Corp.,
7.875%, 12/1/13	Caa1/B-	680	663,000
Deluxe Corp.,
7.375%, 6/1/15	Ba1/BB-	595	592,025
DI Finance,
9.50%, 2/15/13	B1/B+	735	747,862
Hertz Corp.,
10.50%, 1/1/16	B3/CCC+	590	613,600
KAR Auction Services, Inc.,
8.75%, 5/1/14	B3/CCC+	830	825,850
National Money Mart Co.,
10.375%, 12/15/16 (a)	B2/B+	810	822,150
RSC Equipment Rental, Inc., 9.50%, 12/1/14	Caa2/B-	420	401,100

			6,668,812

Communications—1.0%
Affinion Group, Inc.,
11.50%, 10/15/15	Caa1/B-	635	658,813

Computer Services—1.3%
Stream Global Services, Inc.,
11.25%, 10/1/14	B1/B+	635	639,762
Unisys Corp.,
12.75%, 10/15/14 (a)	Ba3/BB-	202	232,300

			872,062

Consumer Products—0.6%
Jarden Corp.,
7.50%, 5/1/17	B3/B	430	423,550

Containers & Packaging—0.8%
Crown Americas LLC,
7.75%, 11/15/15	Ba3/BB-	530	541,925

Cosmetics—1.1%
Revlon Consumer Products Corp.,
9.75%, 11/15/15 (a)	B3/B-	745	761,762

Diversified Manufacturing—0.8%
Polypore, Inc.,
8.75%, 5/15/12	B3/B-	545	546,362

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Electric—1.9%
Edison Mission Energy,
7.00%, 5/15/17	B2/B-	$1,150	$783,438
Energy Future Holdings Corp.,
10.875%, 11/1/17	Caa3/B-	660	488,400

			1,271,838

Electrical Equipment—0.9%
General Cable Corp.,
7.125%, 4/1/17	Ba3/B+	620	612,250

Electronics—2.2%
Kemet Corp.,
10.50%, 5/1/18 (a)	B1/B	745	706,819
Sanmina-SCI Corp.,
8.125%, 3/1/16	B2/CCC+	850	813,875

			1,520,694

Energy—1.7%
Cloud Peak Energy Resources LLC,
8.25%, 12/15/17 (a)	B1/BB-	485	481,362
Consol Energy, Inc.,
8.00%, 4/1/17 (a)	B1/BB	670	684,238

			1,165,600

Financial Services—8.0%
Ally Financial, Inc.,
6.75%, 12/1/14	B3/B	1,222	1,176,175
American General Finance Corp.,
6.90%, 12/15/17	B2/B	1,095	876,000
BAC Capital Trust XI,
6.625%, 5/23/36	Baa3/BB	530	464,264
Ford Motor Credit Co. LLC,
7.00%, 10/1/13	Ba3/B-	670	676,295
8.125%, 1/15/20	Ba3/B-	490	491,273
International Lease Finance Corp.,
6.375%, 3/25/13	B1/BB+	605	553,575
8.625%, 9/15/15 (a)	B1/BB+	545	502,762
SLM Corp.,
8.45%, 6/15/18	Ba1/BBB-	800	728,559

			5,468,903

Healthcare & Hospitals—3.7%
Apria Healthcare Group, Inc.,
11.25%, 11/1/14 (a)	Ba2/BB+	570	602,775

60	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

Schedule of Investments (cont.)

Allianz NACM High Yield Bond Fund

May 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	$490	$502,862
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	610	640,500
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	755	790,863

			2,537,000

Hotels/Gaming—3.2%
Harrah’s Operating Co., Inc.,
10.00%, 12/15/18	NR/CCC	920	731,400
11.25%, 6/1/17	Caa1/B	315	331,538
12.75%, 4/15/18 (a)	Ca/CCC	505	469,650
MGM Mirage,
11.375%, 3/1/18 (a)	Caa1/CCC+	705	655,650

			2,188,238

Household Products—1.2%
Libbey Glass, Inc.,
10.00%, 2/15/15 (a)	B2/B	765	797,512

Internet Software & Services—2.2%
Equinix, Inc.,
8.125%, 3/1/18	Ba2/B+	785	800,700
Terremark Worldwide, Inc.,
12.25%, 6/15/17 (a)	B1/B-	610	695,400

			1,496,100

Leisure—1.8%
NCL Corp. Ltd.,
11.75%, 11/15/16 (a)	B3/B+	520	559,000
Travelport LLC,
9.875%, 9/1/14	B3/CCC+	660	661,650

			1,220,650

Machinery—1.8%
Baldor Electric Co.,
8.625%, 2/15/17	B3/B	695	710,637
Terex Corp.,
7.375%, 1/15/14	Ba3/BB-	490	493,675

			1,204,312

Materials & Processing—1.0%
Novelis, Inc.,
11.50%, 2/15/15	Caa1/B-	620	675,800

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Multi-Media—6.4%
Cablevision Systems Corp.,
8.625%, 9/15/17 (a)	B1/B+	$595	$600,950
CCO Holdings LLC,
7.875%, 4/30/18 (a)	B2/B	450	443,812
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17 (a)	B2/B	800	814,000
DISH DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	320	315,200
McClatchy Co.,
11.50%, 2/15/17 (a)	B1/B-	715	722,150
Media General, Inc.,
11.75%, 2/15/17 (a)	B2/B	700	679,000
Mediacom Broadband LLC,
8.50%, 10/15/15	B3/B-	780	778,050

			4,353,162

Oil & Gas—4.8%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	Caa1/B-	810	761,400
Chesapeake Energy Corp.,
6.875%, 1/15/16	Ba3/BB	365	373,212
El Paso Corp.,
8.25%, 2/15/16	Ba3/BB-	395	410,800
OPTI Canada, Inc.,
8.25%, 12/15/14	Caa3/B	750	645,000
PetroHawk Energy Corp.,
7.875%, 6/1/15	B3/B	390	379,763
Pioneer Drilling Co.,
9.875%, 3/15/18 (a)	B3/B	695	691,525

			3,261,700

Paper/Paper Products—1.5%
Neenah Paper, Inc.,
7.375%, 11/15/14	B1/BB-	1,040	1,021,800

Pharmaceuticals—0.7%
Valeant Pharmaceuticals International,
8.375%, 6/15/16	Ba3/BB-	485	498,338

Real Estate Investment Trust—0.8%
CB Richard Ellis Services, Inc.,
11.625%, 6/15/17	Ba3/B+	485	543,200

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Retail—3.9%
Brown Shoe Co., Inc.,
8.75%, 5/1/12	B3/B	$555	$561,938
Inergy L.P.,
8.25%, 3/1/16	B1/B+	845	857,675
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	Caa3/CCC+	680	673,200
Rite Aid Corp.,
8.625%, 3/1/15	Caa3/CCC	715	582,725

			2,675,538

Technology—3.9%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17 (a)	Ba3/B-	420	414,225
Amkor Technology, Inc.,
9.25%, 6/1/16	Ba3/B+	655	690,206
First Data Corp.,
9.875%, 9/24/15	Caa1/B-	535	438,700
JDA Software Group, Inc.,
8.00%, 12/15/14 (a)	B1/BB-	460	468,050
Seagate HDD Cayman,
6.875%, 5/1/20 (a)	Ba1/B+	680	649,400

			2,660,581

Telecommunications—14.8%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	B3/B-	1,040	967,200
DigitalGlobe, Inc.,
10.50%, 5/1/14 (a)	Ba3/BB	850	913,750
Global Crossing Ltd.,
12.00%, 9/15/15 (a)	B2/B	650	711,750
Hughes Network Systems LLC,
9.50%, 4/15/14	B1/B	990	990,000
Intelsat Jackson Holdings S.A.,
9.50%, 6/15/16	B3/B+	735	760,725
ITC Deltacom, Inc.,
10.50%, 4/1/16 (a)	B3/B-	735	709,275

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	61

Schedule of Investments (cont.)

Allianz NACM High Yield Bond Fund

May 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

MasTec, Inc.,
7.625%, 2/1/17	B1/B+	$655	$636,169
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/NR	955	990,812
Nextel Communi-cations, Inc.,
7.375%, 8/1/15	Ba2/BB-	965	914,338
NII Capital Corp.,
8.875%, 12/15/19	B1/BB-	735	751,537
West Corp.,
11.00%, 10/15/16	Caa1/B-	935	949,025
Windstream Corp.,
8.625%, 8/1/16	Ba3/B+	770	766,150

			10,060,731

Transportation—1.0%
Kansas City Southern Railway,
8.00%, 6/1/15	B2/B+	670	673,350

Wholesale—1.0%
WESCO Distribution, Inc.,
7.50%, 10/15/17	B1/B	675	656,438

Total Corporate Bonds & Notes (cost—$62,072,564)			64,865,859

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $1,356,002; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $1,383,450 including accrued interest (cost—$1,356,000)		1,356	1,356,000

Total Investments (cost—$63,428,564)—97.4%			66,221,859

Other assets less liabilities—2.6%			1,802,523

Net Assets—100.0%			$68,024,382

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
NR—Not Rated

62	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz NACM International Growth Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—96.9%
Australia—3.1%
CSL Ltd.	25,305	$670,502
Incitec Pivot Ltd.	452,567	1,140,260
Rio Tinto Ltd.	14,416	821,714

		2,632,476

Belgium—2.8%
Anheuser-Busch InBev NV	24,140	1,149,171
Umicore	40,323	1,209,852

		2,359,023

Brazil—2.8%
Petroleo Brasileiro S.A. ADR	21,300	758,706
Vale S.A. ADR	61,500	1,672,185

		2,430,891

Canada—1.2%
Barrick Gold Corp.	24,500	1,030,145

China—3.5%
Baidu, Inc. ADR (b)	12,000	878,520
Sinopharm Group Co.	232,800	913,395
Tencent Holdings Ltd.	63,000	1,205,389

		2,997,304

Denmark—2.4%
Novo Nordisk A/S, Class B	26,750	2,048,140

France—8.8%
BNP Paribas	22,039	1,248,732
Cie Generale d’Optique Essilor International S.A.	16,185	913,601
Danone	21,529	1,097,726
Eutelsat Communications	40,916	1,325,100
Gemalto NV	27,943	1,022,438
Pernod-Ricard S.A.	14,045	1,044,657
Vallourec S.A.	4,857	889,522

		7,541,776

Germany—8.2%
Adidas AG	17,441	864,649
Aixtron AG	43,251	1,166,413
Bayerische Motoren Werke AG	18,921	872,833
Fresenius Medical Care AG & Co. KGaA	17,805	886,410
Infineon Technologies AG (b)	252,764	1,412,571
Siemens AG	20,275	1,824,145

		7,027,021

Hong Kong—6.5%
BOC Hong Kong Holdings Ltd.	769,000	1,717,740
Li & Fung Ltd.	174,000	772,871
Sun Hung Kai Properties Ltd.	138,000	1,832,003
Wharf Holdings Ltd.	245,000	1,199,062

		5,521,676

Israel—1.4%
Teva Pharmaceutical Industries Ltd. ADR	21,210	1,162,732

Italy—1.4%
Saipem SpA	38,113	1,175,943

Japan—18.2%
Canon, Inc.	45,600	1,863,888
Disco Corp.	18,500	1,237,568
Fanuc Ltd.	15,800	1,658,877
Honda Motor Co., Ltd.	64,800	1,969,539
Honda Motor Co., Ltd. ADR	2,100	63,819
Komatsu Ltd.	47,300	881,316

	Shares	Value

Mitsubishi Corp.	46,000	$1,035,898
Mitsubishi Estate Co., Ltd.	50,300	772,047
Mitsubishi UFJ Financial Group, Inc.	251,600	1,218,416
Nidec Corp.	12,400	1,127,498
NSK Ltd.	125,000	897,372
Olympus Corp.	31,000	794,075
Sony Corp.	30,200	930,554
Tokio Marine Holdings, Inc.	40,600	1,122,528

		15,573,395

Korea (Republic of)—1.9%
Hyundai Motor Co.	14,101	1,611,042

Malaysia—1.8%
CIMB Group Holdings Bhd.	768,000	1,581,098

Netherlands—5.8%
ASML Holding NV	44,429	1,246,594
Heineken NV	24,374	1,038,369
Koninklijke Philips Electronics NV	60,714	1,800,076
QIAGEN NV (b)	41,600	870,095

		4,955,134

Singapore—1.6%
DBS Group Holdings Ltd.	136,000	1,338,848

Sweden—1.3%
Telefonaktiebolaget LM Ericsson, Class B	110,046	1,105,479

Switzerland—8.5%
ABB Ltd. (b)	46,073	783,606
Cie Financiere Richemont S.A.	25,415	825,743
Credit Suisse Group AG	23,048	889,594
Nestle S.A.	60,687	2,738,792
Roche Holdings AG	7,402	1,013,518
Temenos Group AG (b)	44,476	1,039,039

		7,290,292

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	97,600	951,600

United Kingdom—14.6%
ARM Holdings PLC	483,546	1,716,103
Autonomy Corp. PLC (b)	36,965	930,815
Barclays PLC	178,902	780,394
BG Group PLC	70,912	1,079,572
British American Tobacco PLC	43,616	1,280,600
HSBC Holdings PLC	168,594	1,519,728
Petrofac Ltd.	59,348	959,561
Reckitt Benckiser Group PLC	27,862	1,296,976
Shire PLC	60,303	1,227,175
Tullow Oil PLC	50,007	803,323
Vodafone Group PLC	439,103	869,778

		12,464,025

Total Common Stock (cost—$83,475,297)		82,798,040

PREFERRED STOCK—1.8%
Brazil—1.8%
Usinas Siderurgicas de Minas Gerais S.A. (cost—$1,316,318)	61,150	1,526,854

	Principal Amount (000s)	Value

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $113,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $115,288 including accrued interest (cost—$113,000)	$113	$113,000

Total Investments (cost—$84,904,615) (a)—98.8%		84,437,894

Other assets less liabilities—1.2%		1,054,345

Net Assets—100.0%		$85,492,239

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $76,280,333, representing 89.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	63

Schedule of Investments

Allianz NACM International Growth Opportunities Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—92.8%
Australia—4.4%
Aquarius Platinum Ltd.	292,316	$1,579,024
Mount Gibson Iron Ltd. (b)	1,254,543	1,565,814
The Reject Shop Ltd.	119,580	1,581,445

		4,726,283

Austria—0.9%
bwin Interactive Entertainment AG	20,141	926,427

Belgium—3.7%
Bekaert S.A.	6,482	1,076,592
EVS Broadcast Equipment S.A.	33,903	1,538,352
Umicore	45,375	1,361,432

		3,976,376

Brazil—1.4%
Light S.A.	133,800	1,519,239

Canada—8.4%
Biovail Corp.	105,100	1,577,551
Calfrac Well Services Ltd.	78,800	1,463,086
Capstone Mining Corp. (b)	507,900	1,114,832
NAL Oil & Gas Trust, UNIT	91,600	983,543
Neo Material Technologies, Inc. (b)	498,600	1,880,884
RONA, Inc. (b)	133,000	1,939,899

		8,959,795

China—3.6%
7 Days Group Holdings Ltd. ADR (b)	89,300	1,055,526
Concord Medical Services
Holdings Ltd. ADR (b)	110,300	702,611
Huabao International Holdings Ltd.	1,604,000	2,021,692
Peace Mark Holdings Ltd. (b)(c)	2,428,000	—

		3,779,829

France—2.9%
EDF Energies Nouvelles S.A.	35,053	1,258,923
Ingenico	87,412	1,776,727

		3,035,650

Germany—7.4%
GEA Group AG	98,532	1,964,765
Kabel Deutschland Holding AG (b)	36,022	1,043,666
Rhoen Klinikum AG	78,390	1,792,340
Wacker Neuson SE (b)	95,429	1,139,600
Wirecard AG	186,384	1,912,698

		7,853,069

Hong Kong—3.1%
Dah Sing Financial Holdings Ltd. (b)	374,800	1,977,437
VTech Holdings Ltd.	136,000	1,321,848

		3,299,285

Ireland—2.9%
C&C Group PLC	487,250	1,913,739
Kingspan Group PLC (b)	138,384	1,214,550

		3,128,289

Italy—5.4%
Ansaldo STS SpA	97,359	1,468,594
Autogrill SpA (b)	174,078	1,915,702
Azimut Holding SpA	139,087	1,192,009

	Shares	Value

Prysmian SpA	79,714	$1,203,889

		5,780,194

Japan—8.8%
Air Water, Inc.	127,000	1,393,011
FP Corp.	27,200	1,317,331
K’s Holdings Corp.	52,600	1,221,946
OKUMA Corp. (b)	243,000	1,457,880
Pigeon Corp.	34,100	1,148,873
Torishima Pump Manufacturing Co., Ltd.	62,800	1,075,649
Towa Pharmaceutical Co., Ltd.	29,200	1,735,234

		9,349,924

Malaysia—1.7%
Alliance Financial Group Bhd.	2,170,000	1,814,404

Netherlands—3.6%
Ten Cate NV	66,422	1,501,012
Unit 4 Agresso NV	105,983	2,348,576

		3,849,588

Singapore—5.4%
Hyflux Ltd.	991,000	1,990,834
M1 Ltd.	1,259,000	1,854,397
Parkway Holdings Ltd.	834,000	1,885,282

		5,730,513

Switzerland—3.4%
Banque Cantonale Vaudoise	2,281	882,147
Dufry Group (b)	18,531	1,266,231
Partners Group Holding AG	12,814	1,470,472

		3,618,850

Turkey—1.8%
Asya Katilim Bankasi AS	880,870	1,894,866

United Kingdom—24.0%
ARM Holdings PLC	545,020	1,934,274
ASOS PLC (b)	221,022	2,155,879
Babcock International Group PLC	217,225	1,791,607
Charter International PLC	162,657	1,629,805
Chemring Group PLC	43,934	2,001,991
Cookson Group PLC (b)	203,906	1,392,102
Croda International PLC	129,799	1,777,452
Dechra Pharmaceuticals PLC	153,980	922,553
IG Group Holdings PLC	445,356	2,433,240
Inchcape PLC (b)	344,644	1,434,795
John Wood Group PLC	343,333	1,646,476
Meggitt PLC	342,389	1,468,571
Petrofac Ltd.	105,821	1,710,954
Restaurant Group PLC	511,899	1,577,898
Victrex PLC	109,069	1,655,750

		25,533,347

Total Common Stock (cost—$94,687,603)		98,775,928

PREFERRED STOCK—1.9%
Brazil—1.9%
Banco do Estado do Rio Grande do Sul (cost—$975,375)	288,200	1,985,669

	Units	Value

EQUITY-LINKED SECURITY—1.8%
Credit Suisse-Giant Manufacturing Co, Ltd., Expires 8/22/11 (b) (cost—$1,116,977)	662,041	$1,972,882

	Principal Amount (000s)
Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $4,338,005; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $4,426,038 including accrued interest (cost—$4,338,000)	$4,338	4,338,000

Total Investments (cost—$101,117,955) (a)—100.6%		107,072,479

Liabilities in excess of other assets—(0.6)%		(687,914)

Net Assets—100.0%		$106,384,565

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $83,609,809, representing 78.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-valued.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

64	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz NACM Micro Cap Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—99.6%
Aerospace & Defense—0.8%
LMI Aerospace, Inc. (a)	29,600	$514,152

Air Freight & Logistics—0.8%
Air Transport Services
Group, Inc. (a)	90,000	505,800

Auto Components—0.8%
SORL Auto Parts, Inc. (a)	47,900	472,294

Biotechnology—0.8%
Affymax, Inc. (a)	7,100	156,200
Immunomedics, Inc. (a)	37,800	131,544
OncoGenex Pharmaceutical, Inc. (a)	15,000	225,150

		512,894

Chemicals—2.1%
Omnova Solutions, Inc. (a)	92,300	741,169
Spartech Corp. (a)	40,400	537,724

		1,278,893

Commercial Banks—3.2%
Bancorp, Inc. (a)	42,800	341,116
Cardinal Financial Corp.	42,900	450,450
Center Financial Corp. (a)	65,200	380,768
Tower Bancorp, Inc.	10,000	235,600
WesBanco, Inc.	29,700	558,954

		1,966,888

Commercial Services & Supplies—2.7%
ACCO Brands Corp. (a)	94,400	666,464
Metalico, Inc. (a)	115,100	570,896
Schawk, Inc.	25,800	436,794

		1,674,154

Communications Equipment—2.1%
Network Engines, Inc. (a)	177,600	520,368
Oclaro, Inc. (a)	57,660	778,987

		1,299,355

Computers & Peripherals—4.4%
Hypercom Corp. (a)	162,300	787,155
Intevac, Inc. (a)	43,400	499,534
Stratasys, Inc. (a)	9,300	216,318
Super Micro Computer, Inc. (a)	26,400	363,000
Xyratex Ltd. (a)	54,700	887,781

		2,753,788

Consumer Finance—0.9%
Dollar Financial Corp. (a)	27,200	549,440

Containers & Packaging—0.9%
Boise, Inc. (a)	94,300	579,002

Diversified Financial Services—0.8%
Encore Capital Group, Inc. (a)	23,900	499,510

Electrical Equipment—0.8%
PowerSecure International, Inc. (a)	54,000	510,300

Electronic Equipment, Instruments & Components—2.2%
DDi Corp. (a)	61,000	536,800
Electro Scientific Industries, Inc. (a)	34,100	438,185
Newport Corp. (a)	39,700	412,086

		1,387,071

	Shares	Value

Energy Equipment & Services—2.7%
Newpark Resources, Inc. (a)	79,300	$509,106
North American Energy Partners, Inc. (a)	52,000	507,000
T-3 Energy Services, Inc. (a)	23,900	637,413

		1,653,519

Health Care Equipment & Supplies—6.1%
Alphatec Holdings, Inc. (a)	77,000	410,410
Cantel Medical Corp.	26,000	445,640
Exactech, Inc. (a)	18,700	324,071
Given Imaging Ltd. (a)	29,600	511,488
ICU Medical, Inc. (a)	11,300	359,566
Medical Action Industries, Inc. (a)	31,000	352,780
Natus Medical, Inc. (a)	26,700	441,885
NxStage Medical, Inc. (a)	38,200	534,418
Symmetry Medical, Inc. (a)	39,000	424,710

		3,804,968

Health Care Providers & Services—7.9%
Almost Family, Inc. (a)	11,300	410,981
America Service Group, Inc.	29,000	533,600
American Dental Partners, Inc. (a)	36,700	440,033
Bio-Reference Labs, Inc. (a)	35,020	800,907
BioScrip, Inc. (a)	68,700	445,863
Continucare Corp. (a)	97,700	378,099
Hanger Orthopedic Group, Inc. (a)	28,700	489,335
Health Grades, Inc. (a)	61,100	414,258
IPC The Hospitalist Co., Inc. (a)	14,900	436,123
MWI Veterinary Supply, Inc. (a)	11,300	553,813

		4,903,012

Health Care Technology—2.2%
Computer Programs & Systems, Inc.	9,500	408,595
Omnicell, Inc. (a)	37,100	486,010
Vital Images, Inc. (a)	34,700	476,084

		1,370,689

Hotels, Restaurants & Leisure—2.6%
AFC Enterprises, Inc. (a)	54,500	570,070
Caribou Coffee Co., Inc. (a)	56,800	570,840
Shuffle Master, Inc. (a)	59,600	494,680

		1,635,590

Household Durables—0.8%
La-Z-Boy, Inc. (a)	40,600	481,922

Internet Software & Services—4.3%
Internap Network Services Corp. (a)	93,700	479,744
Internet Capital Group, Inc. (a)	61,700	513,344
LivePerson, Inc. (a)	97,200	627,912
Local.com Corp. (a)	61,100	456,417
Terremark Worldwide, Inc. (a)	82,000	615,820

		2,693,237

IT Services—0.8%
Lionbridge Technologies, Inc. (a)	96,100	521,823

Machinery—3.6%
Albany International Corp., Class A	31,100	585,302
Cascade Corp.	9,700	322,816
Columbus McKinnon Corp. (a)	28,100	460,278
Titan International, Inc.	49,400	522,158
Wabash National Corp. (a)	43,700	312,892

		2,203,446

	Shares	Value

Media—1.9%
Ballantyne Strong, Inc. (a)	57,100	$468,220
interCLICK, Inc. (a)	71,900	294,071
Mediacom Communications Corp., Class A (a)	77,300	412,009

		1,174,300

Metals & Mining—2.1%
Brush Engineered Materials, Inc. (a)	21,800	550,668
Horsehead Holding Corp. (a)	39,900	416,157
Olympic Steel, Inc.	11,100	305,916

		1,272,741

Multiline Retail—0.7%
Bon-Ton Stores, Inc. (a)	31,800	412,764

Oil, Gas & Consumable Fuels—5.4%
Clayton Williams Energy, Inc. (a)	17,100	776,340
Georesources, Inc. (a)	31,700	453,944
Gulfport Energy Corp. (a)	81,700	1,072,721
Magnum Hunter Resources Corp. (a)	127,400	617,890
Rex Energy Corp. (a)	39,600	413,820

		3,334,715

Paper & Forest Products—2.1%
KapStone Paper and
Packaging Corp. (a)	55,300	611,065
Neenah Paper, Inc.	27,500	520,850
Verso Paper Corp. (a)	44,900	165,681

		1,297,596

Personal Products—0.9%
Elizabeth Arden, Inc. (a)	31,200	530,400

Pharmaceuticals—2.6%
AVANIR Pharmaceuticals, Inc. (a)	48,100	114,959
Hi-Tech Pharmacal Co., Inc. (a)	20,400	468,792
Inspire Pharmaceuticals, Inc. (a)	35,600	202,386
Jazz Pharmaceuticals, Inc. (a)	39,400	319,534
Vivus, Inc. (a)	42,100	532,986

		1,638,657

Professional Services—3.5%
Acacia Research - Acacia Technologies (a)	50,200	755,510
Diamond Management & Technology Consultants, Inc.	57,200	567,996
Hudson Highland Group, Inc. (a)	69,200	354,304
SFN Group, Inc. (a)	61,400	470,324

		2,148,134

Road & Rail—1.7%
Saia, Inc. (a)	29,200	437,124
Vitran Corp., Inc. (a)	41,700	588,804

		1,025,928

Semiconductors & Semiconductor Equipment—11.8%
AXT, Inc. (a)	99,500	432,825
Ceva, Inc. (a)	33,200	385,784
Cirrus Logic, Inc. (a)	53,700	763,345
Entropic Communications, Inc. (a)	82,000	437,880
EZchip Semiconductor Ltd. (a)	22,600	392,110
Integrated Silicon Solution, Inc. (a)	50,000	471,000

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	65

Schedule of Investments (cont.)

Allianz NACM Micro Cap Fund

May 31, 2010 (unaudited)

	Shares	Value

LTX-Credence Corp. (a)	219,400	$759,124
Mattson Technology, Inc. (a)	94,200	398,466
Mindspeed Technologies, Inc. (a)	93,800	794,486
MIPS Technologies, Inc. (a)	108,500	537,075
Nanometrics, Inc. (a)	47,500	514,425
O2Micro International Ltd. ADR (a)	45,170	288,185
Pericom Semiconductor Corp. (a)	29,000	287,100
Photronics, Inc. (a)	85,100	430,606
Rudolph Technologies, Inc. (a)	49,300	437,784

		7,330,195

Software—6.0%
Bottomline Technologies, Inc. (a)	40,200	658,476
Netscout Systems, Inc. (a)	44,100	596,673
OPNET Technologies, Inc.	42,500	681,275
Radiant Systems, Inc. (a)	55,800	773,388
Rosetta Stone, Inc. (a)	19,200	504,000
Sonic Solutions, Inc. (a)	40,500	481,545

		3,695,357

Specialty Retail—1.3%
Shoe Carnival, Inc. (a)	31,200	782,184

Textiles, Apparel & Luxury Goods—3.2%
Maidenform Brands, Inc. (a)	33,900	784,446
Oxford Industries, Inc.	21,600	450,144
Perry Ellis International, Inc. (a)	30,000	721,800

		1,956,390

Thrifts & Mortgage Finance—0.7%
WSFS Financial Corp.	11,300	455,729

Trading Companies & Distributors—1.4%
CAI International, Inc. (a)	33,300	472,194
DXP Enterprises, Inc. (a)	27,300	426,153

		898,347

Total Common Stock (cost—$49,287,206)		61,725,184

	Principal Amount (000s)
Repurchase Agreement—1.0%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $658,001; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $671,675 including accrued interest (cost—$658,000)	$658	658,000

Total Investments (cost—$49,945,206)—100.6%		62,383,184

Liabilities in excess of other assets—(0.6)%		(400,686)

Net Assets—100.0%		$61,982,498

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

66	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz NACM Small to Mid Cap Growth Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—96.1%
Aerospace & Defense—0.8%
Spirit Aerosystems Holdings, Inc., Class A (a)	1,000	$19,480

Air Freight & Logistics—0.8%
Atlas Air Worldwide Holdings, Inc. (a)	400	20,908

Auto Components—1.5%
American Axle & Manufacturing Holdings, Inc. (a)	1,800	16,146
Cooper Tire & Rubber Co.	1,100	20,801

		36,947

Biotechnology—3.1%
Alexion Pharmaceuticals, Inc. (a)	330	16,510
BioMarin Pharmaceutical, Inc. (a)	900	17,568
Dendreon Corp. (a)	200	8,680
Human Genome Sciences, Inc. (a)	400	9,904
Martek Biosciences Corp. (a)	900	16,731
United Therapeutics Corp. (a)	200	10,244

		79,637

Capital Markets—0.6%
Och-Ziff Capital Management Group LLC	1,100	15,796

Chemicals—3.3%
Ashland, Inc.	400	21,444
Celanese Corp., Ser. A	600	17,202
Ferro Corp. (a)	1,900	17,119
Kraton Performance Polymers, Inc. (a)	1,400	28,700

		84,465

Commercial Banks—3.1%
Comerica, Inc.	500	19,050
Fulton Financial Corp.	1,800	17,910
Western Alliance Bancorp (a)	2,700	21,735
Zions Bancorporation	800	19,160

		77,855

Commercial Services & Supplies—1.7%
Deluxe Corp.	1,100	23,617
RR Donnelley & Sons Co.	1,000	19,160

		42,777

Communications Equipment—3.2%
Ciena Corp. (a)	1,300	20,241
DG FastChannel, Inc. (a)	600	25,482
Finisar Corp. (a)	1,200	18,240
JDS Uniphase Corp. (a)	1,600	18,400

		82,363

Computers & Peripherals—3.0%
Hypercom Corp. (a)	5,700	27,645
Lexmark International, Inc. (a)	700	26,285
Xyratex Ltd. (a)	1,400	22,722

		76,652

Consumer Finance—0.8%
Dollar Financial Corp. (a)	1,000	20,200

Containers & Packaging—1.0%
Pactiv Corp. (a)	900	25,722

	Shares	Value

Diversified Consumer Services—2.4%
Grand Canyon Education, Inc. (a)	900	$22,104
Regis Corp.	1,100	20,229
Universal Technical Institute, Inc. (a)	800	19,640

		61,973

Diversified Financial Services—0.9%
Portfolio Recovery Associates, Inc. (a)	350	23,961

Diversified Telecommunication Services—1.3%
Atlantic Tele-Network, Inc.	400	16,724
TW Telecom, Inc. (a)	1,000	17,490

		34,214

Electrical Equipment—0.9%
Belden, Inc.	900	23,310

Electronic Equipment, Instruments & Components—1.5%
Sanmina-SCI Corp. (a)	1,300	19,825
Vishay Intertechnology, Inc. (a)	2,000	18,100

		37,925

Energy Equipment & Services—1.3%
ION Geophysical Corp. (a)	3,200	17,376
Newpark Resources, Inc. (a)	2,500	16,050

		33,426

Health Care Equipment & Supplies—4.1%
American Medical Systems Holdings, Inc. (a)	1,000	22,560
Edwards Lifesciences Corp. (a)	300	15,159
Hill-Rom Holdings, Inc.	800	22,304
Orthofix International NV (a)	600	19,134
Resmed, Inc. (a)	380	23,898

		103,055

Health Care Providers & Services—4.2%
Almost Family, Inc. (a)	400	14,548
Community Health Systems, Inc. (a)	500	19,490
Healthsouth Corp. (a)	900	17,874
IPC The Hospitalist Co., Inc. (a)	520	15,221
PSS World Medical, Inc. (a)	800	18,328
RehabCare Group, Inc. (a)	700	20,363

		105,824

Hotels, Restaurants & Leisure—2.3%
Gaylord Entertainment Co. (a)	700	18,613
Ruby Tuesday, Inc. (a)	1,700	18,292
Wyndham Worldwide Corp.	900	21,240

		58,145

Household Durables—3.3%
Fortune Brands, Inc.	400	18,980
Jarden Corp.	700	20,377
La-Z-Boy, Inc. (a)	2,300	27,301
Newell Rubbermaid, Inc.	1,000	16,660

		83,318

Industrial Conglomerates—1.6%
McDermott International, Inc. (a)	900	19,962
Textron, Inc.	1,000	20,670

		40,632

Internet & Catalog Retail—1.5%
HSN, Inc. (a)	700	18,865
Liberty Media Corp. - Interactive (a)	1,500	19,455

		38,320

	Shares	Value

Internet Software & Services—1.9%
Akamai Technologies, Inc. (a)	600	$23,832
IAC/InterActiveCorp. (a)	1,000	23,455

		47,287

IT Services—1.4%
Alliance Data Systems Corp. (a)	300	21,198
Hewitt Associates, Inc., Class A (a)	400	14,900

		36,098

Life Sciences Tools & Services—2.3%
Bio-Rad Laboratories, Inc., Class A (a)	230	21,521
Covance, Inc. (a)	300	15,828
Parexel International Corp. (a)	900	20,075

		57,424

Machinery—4.6%
AGCO Corp. (a)	500	14,385
Albany International Corp., Class A	1,000	18,820
ArvinMeritor, Inc. (a)	1,300	18,902
NACCO Industries, Inc., Class A	200	16,912
SPX Corp.	300	17,730
Wabash National Corp. (a)	1,800	12,888
WABCO Holdings, Inc. (a)	600	18,240

		117,877

Marine—0.8%
Navios Maritime Holdings, Inc.	3,300	20,229

Media—2.0%
Liberty Media Corp. - Capital, Ser. A (a)	700	29,442
Madison Square Garden, Inc. (a)	1,000	21,070

		50,512

Multiline Retail—1.8%
Big Lots, Inc. (a)	600	21,198
Dollar Tree, Inc. (a)	400	25,036

		46,234

Oil, Gas & Consumable Fuels—3.1%
Atlas Pipeline Partners L.P. (a)	1,600	17,120
Berry Petroleum Co., Class A	700	21,518
Swift Energy Co. (a)	700	19,355
World Fuel Services Corp.	800	20,824

		78,817

Paper & Forest Products—1.7%
Domtar Corp. (a)	400	24,480
Louisiana-Pacific Corp. (a)	2,100	17,850

		42,330

Personal Products—0.7%
Herbalife Ltd.	400	18,060

Pharmaceuticals—2.0%
Biovail Corp.	1,500	22,515
Mylan, Inc. (a)	900	17,496
Salix Pharmaceuticals Ltd. (a)	300	10,779

		50,790

Real Estate Management & Development—2.1%
Altisource Portfolio Solutions S.A. (a)	400	10,742
Forest City Enterprises, Inc., Class A (a)	1,600	21,216
Forestar Group, Inc. (a)	1,100	20,185

		52,143

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	67

Schedule of Investments (cont.)

Allianz NACM Small to Mid Cap Growth Fund

May 31, 2010 (unaudited)

	Shares	Value

Road & Rail—1.5%
Avis Budget Group, Inc. (a)	1,500	$17,775
Con-way, Inc.	600	20,412

		38,187

Semiconductors & Semiconductor Equipment—6.9%
Brooks Automation, Inc. (a)	2,700	22,464
Entegris, Inc. (a)	4,000	21,600
Integrated Silicon Solution, Inc. (a)	2,000	18,840
Nanometrics, Inc. (a)	1,400	15,162
Novellus Systems, Inc. (a)	900	23,238
Photronics, Inc. (a)	3,600	18,216
Skyworks Solutions, Inc. (a)	1,040	16,567
Teradyne, Inc. (a)	1,950	21,411
Varian Semi-conductor Equipment Associates, Inc. (a)	600	18,654

		176,152

Software—4.8%
Informatica Corp. (a)	600	15,480
Mentor Graphics Corp. (a)	2,000	18,360
Nuance Communications, Inc. (a)	1,470	25,041
Red Hat, Inc. (a)	600	17,586
Rovi Corp. (a)	670	25,018
Verint Systems, Inc. (a)	800	20,704

		122,189

Specialty Retail—3.0%
Collective Brands, Inc. (a)	1,000	22,380
Guess?, Inc.	300	11,397
JOS A Bank Clothiers, Inc. (a)	300	18,204
OfficeMax, Inc. (a)	1,400	24,962

		76,943

Textiles, Apparel & Luxury Goods—2.3%
Hanesbrands, Inc. (a)	800	21,824
Liz Claiborne, Inc. (a)	2,300	14,099
Phillips-Van Heusen Corp.	400	21,892

		57,815

Thrifts & Mortgage Finance—2.2%
MGIC Investment Corp. (a)	2,600	24,336
Ocwen Financial Corp. (a)	2,500	30,400

		54,736

Trading Companies & Distributors—1.3%
Aircastle Ltd.	1,900	18,715
TAL International Group, Inc.	600	14,394

		33,109

Transportation Infrastructure—0.6%
Aegean Marine Petroleum Network, Inc.	700	16,128

Wireless Telecommunication Services—0.9%
NII Holdings, Inc. (a)	600	21,882

Total Common Stock (cost—$2,071,575)		2,441,847

	Principal Amount (000s)	Value
Repurchase Agreement—4.5%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $114,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $120,300 including accrued interest (cost—$114,000)	$114	$114,000

Total Investments (cost—$2,185,575)—100.6%		2,555,847

Liabilities in excess of other assets—(0.6%)		(14,967)

Net Assets—100.0%		$2,540,880

Notes to Schedule of Investments:
(a) Non-income producing.

68	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz NACM Ultra Micro Cap Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—98.7%
Aerospace & Defense—2.1%
CPI Aerostructures, Inc. (a)	2,700	$23,571
LMI Aerospace, Inc. (a)	1,400	24,318

		47,889

Auto Components—2.5%
SORL Auto Parts, Inc. (a)	2,100	20,706
Stoneridge, Inc. (a)	3,600	34,848

		55,554

Biotechnology—0.5%
OncoGenex Pharmaceutical, Inc. (a)	700	10,507

Chemicals—1.5%
KMG Chemicals, Inc.	2,000	33,660

Commercial Banks—5.8%
Eagle Bancorp, Inc. (a)	1,600	20,848
First Merchants Corp.	2,800	24,164
Lakeland Bancorp, Inc.	2,700	26,838
Sun Bancorp, Inc. (a)	4,700	22,372
Tower Bancorp, Inc.	700	16,492
VIST Financial Corp.	2,200	18,370

		129,084

Commercial Services & Supplies—1.1%
Metalico, Inc. (a)	5,090	25,246

Communications Equipment—3.6%
AudioCodes Ltd. (a)	6,120	17,258
Network Engines, Inc. (a)	9,100	26,663
Occam Networks, Inc. (a)	3,400	21,148
Silicom Ltd. (a)	1,800	15,876

		80,945

Computers & Peripherals—2.6%
Hypercom Corp. (a)	8,400	40,740
Intevac, Inc. (a)	1,500	17,265

		58,005

Diversified Financial Services—1.1%
Marlin Business Services Corp. (a)	2,100	23,730

Electrical Equipment—2.7%
Coleman Cable, Inc. (a)	3,900	25,428
PowerSecure International, Inc. (a)	3,700	34,965

		60,393

Electronic Equipment, Instruments & Components—6.6%
DDi Corp. (a)	2,600	22,880
Keithley Instruments, Inc.	3,000	28,110
LeCroy Corp. (a)	4,200	21,000
Measurement Specialties, Inc. (a)	2,100	31,479
Richardson Electronics Ltd.	2,200	21,428
Spectrum Control, Inc. (a)	1,700	22,100

		146,997

Energy Equipment & Services—1.2%
T-3 Energy Services, Inc. (a)	1,030	27,470

Food Products—1.0%
Inventure Foods, Inc. (a)	6,800	22,032

Health Care Equipment & Supplies—2.9%
Antares Pharma, Inc. (a)	12,400	20,584
Medical Action Industries, Inc. (a)	1,500	17,070
Vascular Solutions, Inc. (a)	2,520	27,947

		65,601

	Shares	Value

Health Care Providers & Services—7.8%
Almost Family, Inc. (a)	400	$14,548
America Service Group, Inc.	1,120	20,608
American Dental Partners, Inc. (a)	1,500	17,985
BioScrip, Inc. (a)	3,100	20,119
Continucare Corp. (a)	6,100	23,607
Health Grades, Inc. (a)	4,200	28,476
Integramed America, Inc. (a)	2,840	22,976
U.S. Physical Therapy, Inc. (a)	1,510	25,202

		173,521

Health Care Technology—0.9%
Vital Images, Inc. (a)	1,500	20,580

Hotels, Restaurants & Leisure—1.3%
Caribou Coffee Co., Inc. (a)	2,900	29,145

Household Durables—2.7%
Kid Brands, Inc. (a)	2,400	20,616
Lifetime Brands, Inc. (a)	2,800	39,144

		59,760

Internet Software & Services—2.8%
Internap Network Services Corp. (a)	4,700	24,064
Local.com Corp. (a)	3,200	23,904
Saba Software, Inc. (a)	2,900	14,935

		62,903

IT Services—3.2%
Computer Task Group, Inc. (a)	2,500	19,325
Lionbridge Technologies, Inc. (a)	6,100	33,123
WidePoint Corp. (a)	21,700	18,662

		71,110

Leisure Equipment & Products—1.5%
Summer Infant, Inc. (a)	4,100	33,825

Life Sciences Tools & Services—1.1%
SeraCare Life Sciences, Inc. (a)	4,900	24,402

Machinery—0.8%
NN, Inc. (a)	3,000	18,570

Media—1.9%
Ballantyne Strong, Inc. (a)	2,900	23,780
interCLICK, Inc. (a)	4,500	18,405

		42,185

Metals & Mining—0.7%
Olympic Steel, Inc.	600	16,536

Oil, Gas & Consumable Fuels—4.0%
Abraxas Petroleum Corp. (a)	11,100	29,082
Georesources, Inc. (a)	1,600	22,912
Magnum Hunter Resources Corp. (a)	7,900	38,315

		90,309

Paper & Forest Products—1.8%
Neenah Paper, Inc.	1,000	18,940
Verso Paper Corp. (a)	5,800	21,402

		40,342

Professional Services—3.7%
Barrett Business Services, Inc.	1,500	20,865
Diamond Management & Technology Consultants, Inc.	2,600	25,818
Hudson Highland Group, Inc. (a)	6,950	35,584

		82,267

	Shares	Value

Road & Rail—3.6%
Celadon Group, Inc. (a)	1,926	$26,232
PAM Transportation Services, Inc. (a)	1,600	24,080
Quality Distribution, Inc. (a)	5,350	30,335

		80,647

Semiconductors & Semiconductor Equipment—12.6%
AXT, Inc. (a)	6,500	28,275
Entropic Communications, Inc. (a)	3,300	17,622
FSI International, Inc. (a)	10,300	43,260
Integrated Silicon Solution, Inc. (a)	1,800	16,956
Mattson Technology, Inc. (a)	4,100	17,343
Mindspeed Technologies, Inc. (a)	4,300	36,421
MIPS Technologies, Inc. (a)	5,200	25,740
Nanometrics, Inc. (a)	2,600	28,158
PDF Solutions, Inc. (a)	4,700	22,372
PLX Technology, Inc. (a)	3,900	18,876
Ultra Clean Holdings (a)	3,100	27,652

		282,675

Software—4.0%
Allot Communications Ltd. (a)	3,900	19,032
Evolving Systems, Inc. (a)	3,000	21,720
Radiant Systems, Inc. (a)	2,080	28,829
SRS Labs, Inc. (a)	2,200	19,976

		89,557

Specialty Retail—1.4%
Shoe Carnival, Inc. (a)	1,200	30,084

Textiles, Apparel & Luxury Goods—3.4%
Culp, Inc. (a)	1,400	18,340
Perry Ellis International, Inc. (a)	1,400	33,684
RG Barry Corp.	2,200	23,936

		75,960

Thrifts & Mortgage Finance—0.6%
First Defiance Financial Corp.	1,300	14,079

Trading Companies & Distributors—3.7%
Aceto Corp.	2,500	15,650
CAI International, Inc. (a)	3,100	43,958
DXP Enterprises, Inc. (a)	1,500	23,415

		83,023

Total Investments (cost—$1,637,726)—98.7%		2,208,593

Other assets less liabilities—1.3%		30,223

Net Assets—100.0%		$2,238,816

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	69

Schedule of Investments

Allianz NFJ Global Dividend Value Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—98.5%
Australia—4.1%
BHP Billiton Ltd.	2,900	$94,076
Telstra Corp. Ltd.	36,300	90,469

		184,545

Belgium—2.0%
Delhaize Group S.A.	1,100	87,734

Brazil—2.0%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,300	86,986

Canada—4.1%
Toronto-Dominion Bank	1,300	89,011
TransCanada Corp.	2,900	96,193

		185,204

China—1.9%
China Mobile Ltd. ADR	1,800	83,826

Colombia—2.0%
BanColombia S.A. ADR	1,900	90,858

France—8.0%
Sanofi-Aventis S.A.	3,000	179,581
Total S.A.	3,800	176,041

		355,622

Germany—2.2%
Siemens AG	1,100	98,967

Israel—1.7%
Elbit Systems Ltd.	1,500	77,850

Korea (Republic of)—5.6%
POSCO	200	77,941
SK Telecom Co., Ltd.	1,300	172,979

		250,920

Spain—1.9%
Banco Santander S.A.	8,442	84,943

Sweden—2.1%
Svenska Cellulosa AB, Class B	8,100	93,148

Switzerland—1.8%
Zurich Financial Services AG	400	81,274

Turkey—2.1%
Turkcell Iletisim Hizmet AS ADR	6,900	93,012

United Kingdom—16.1%
AstraZeneca PLC	2,200	92,482
BAE Systems PLC	19,500	90,410
BP PLC	11,100	79,127
Diageo PLC	6,000	91,548
International Power PLC	21,300	88,516
Marks & Spencer Group PLC	19,300	98,088
Pearson PLC	6,600	90,246
Unilever PLC	3,400	91,307

		721,724

United States—40.9%
Altria Group, Inc.	8,100	164,349
Annaly Capital Management, Inc., REIT	11,200	189,952
Axis Capital Holdings Ltd.	2,900	88,160
CenturyLink, Inc.	2,807	96,364
ConocoPhillips	1,700	88,162
Diamond Offshore Drilling, Inc.	1,200	75,720
Edison International	2,600	84,136
Goldman Sachs Group, Inc.	600	86,556
Intel Corp.	4,300	92,106
International Business Machines Corp.	700	87,682
KBR, Inc.	4,200	92,316

	Shares	Value
Kimberly-Clark Corp.	1,400	$84,980
Marathon Oil Corp.	2,700	83,943
Microsoft Corp.	3,100	79,980
Pfizer, Inc.	5,700	86,811
RenaissanceRe Holdings Ltd.	1,700	91,902
V.F. Corp.	1,100	85,085
Waste Management, Inc.	2,600	84,526
Xerox Corp.	9,500	88,445

		1,831,175

Total Investments (cost—$4,452,671) (a)—98.5%		4,407,788

Other assets less liabilities—1.5%		68,911

Net Assets—100.0%		$4,476,699

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $1,958,877, representing 43.8% of net assets were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

70	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM All Horizons Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—96.6%
Australia—8.2%
AMP Ltd.	5,250	$24,950
Arrow Energy Ltd. (b)	10,329	42,728
Australia & New Zealand Banking Group Ltd.	2,057	38,930
White Energy Co., Ltd. (b)	19,596	53,507

		160,115

Canada—6.9%
Calvalley Petroleums, Inc. (b)	7,287	22,988
Potash Corp. of Saskatchewan, Inc.	369	36,616
Romarco Minerals, Inc. (b)	11,391	20,132
Suncor Energy, Inc.	1,839	56,058

		135,794

China—2.2%
Shenzhen Expressway Co., Ltd.	96,000	43,804

France—5.2%
Air Liquide S.A.	402	38,718
LVMH Moet Hennessy Louis Vuitton S.A.	597	62,399

		101,117

Ireland—2.2%
Cooper Industries PLC	904	42,461

Japan—7.5%
Canon, Inc.	1,500	61,312
Nidec Corp.	600	54,556
Nippon Sheet Glass Co., Ltd.	12,000	31,294

		147,162

Netherlands—7.4%
Koninklijke Philips Electronics NV	2,717	80,555
TNT NV	2,601	65,093

		145,648

Spain—3.2%
Inditex S.A.	1,145	63,307

Switzerland—3.7%
Tyco International Ltd.	2,000	72,380

United Kingdom—3.7%
British Airways PLC (b)	14,087	40,565
TUI Travel PLC	9,039	30,890

		71,455

United States—46.4%
Abbott Laboratories	1,171	55,693
Alpha Natural Resources, Inc. (b)	1,323	50,763
Anadarko Petroleum Corp.	1,062	55,574
Bank of America Corp.	3,721	58,568
Cameron International Corp. (b)	1,084	39,241
Cisco Systems, Inc. (b)	2,566	59,429
Edwards Lifesciences Corp. (b)	946	47,801
Estee Lauder Cos., Inc., Class A	1,249	72,779
Freeport-McMoRan Copper & Gold, Inc.	460	32,223
Hewlett-Packard Co.	1,403	64,552
Human Genome Sciences, Inc. (b)	1,745	43,206
Intel Corp.	2,277	48,773
Marathon Oil Corp.	2,096	65,165
Prudential Financial, Inc.	908	52,401
Southwestern Energy Co. (b)	849	31,931
Vertex Pharmaceuticals, Inc. (b)	893	30,889

	Shares	Value

Wells Fargo & Co.	2,146	$61,569
Zions Bancorporation	1,581	37,865

		908,422

Total Common Stock (cost—$1,927,480)		1,891,665

	Principal Amount (000s)
Repurchase Agreement—12.7%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $248,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $255,638 including accrued interest (cost—$248,000)	$248	248,000

Total Investments (cost—$2,175,480) (a)—109.3%		2,139,665

Liabilities in excess of other assets—(9.3%)		(182,136)

Net Assets—100.0%		$1,957,529

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $689,880, representing 35.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	71

Schedule of Investments

Allianz RCM Disciplined Equity Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—99.5%
Aerospace & Defense—9.6%
Boeing Co.	10,360	$664,905
L-3 Communications Holdings, Inc.	2,190	180,960
Lockheed Martin Corp.	6,380	509,889
Raytheon Co.	5,100	267,291

		1,623,045

Beverages—2.6%
PepsiCo, Inc.	6,900	433,941

Biotechnology—3.5%
Amgen, Inc. (a)	7,910	409,580
Genzyme Corp. (a)	3,630	176,599

		586,179

Capital Markets—2.1%
Morgan Stanley	7,000	189,770
SEI Investments Co.	8,200	172,938

		362,708

Chemicals—1.6%
Air Products & Chemicals, Inc.	3,920	270,715

Commercial Banks—0.9%
U.S. Bancorp	6,340	151,906

Communications Equipment—3.6%
Cisco Systems, Inc. (a)	20,200	467,832
QUALCOMM, Inc.	3,950	140,462

		608,294

Computers & Peripherals—3.9%
Apple, Inc. (a)	1,650	424,314
EMC Corp. (a)	12,680	236,102

		660,416

Diversified Financial Services—3.9%
Bank of America Corp.	19,370	304,884
JPMorgan Chase & Co.	8,880	351,470

		656,354

Diversified Telecommunication Services—4.0%
AT&T, Inc.	15,900	386,370
Verizon Communications, Inc.	10,570	290,886

		677,256

Electronic Equipment, Instruments & Components—3.6%
Corning, Inc.	19,400	338,142
FLIR Systems, Inc. (a)	9,200	262,108

		600,250

Energy Equipment & Services—7.6%
Cameron International Corp. (a)	7,400	267,880
National-Oilwell Varco, Inc.	10,170	387,782
Schlumberger Ltd.	6,830	383,505
Weatherford International Ltd. (a)	16,990	239,899

		1,279,066

Food & Staples Retailing—5.9%
Walgreen Co.	11,000	352,440
Wal-Mart Stores, Inc.	12,830	648,685

		1,001,125

Food Products—1.9%
Archer-Daniels-Midland Co.	12,600	318,402

	Shares	Value

Health Care Equipment & Supplies—5.4%
Baxter International, Inc.	6,800	$287,164
Medtronic, Inc.	10,330	404,730
Varian Medical Systems, Inc. (a)	4,370	218,893

		910,787

Hotels, Restaurants & Leisure—2.2%
McDonald’s Corp.	3,900	260,793
Starbucks Corp.	4,610	119,353

		380,146

Household Products—3.0%
Procter & Gamble Co.	8,400	513,156

Industrial Conglomerates—3.7%
General Electric Co.	38,000	621,300

Insurance—2.7%
Chubb Corp.	4,090	205,482
MetLife, Inc.	6,160	249,418

		454,900

Internet Software & Services—1.9%
eBay, Inc. (a)	14,800	316,868

Machinery—0.7%
Caterpillar, Inc.	1,920	116,659

Metals & Mining—2.1%
Alcoa, Inc.	9,040	105,226
Freeport-McMoRan Copper & Gold, Inc.	3,464	242,653

		347,879

Oil, Gas & Consumable Fuels—7.0%
Chevron Corp.	6,580	486,065
Exxon Mobil Corp.	11,500	695,290

		1,181,355

Pharmaceuticals—6.5%
Johnson & Johnson	13,660	796,378
Pfizer, Inc.	20,200	307,646

		1,104,024

Semiconductors & Semiconductor Equipment—4.6%
Intel Corp.	21,100	451,962
Texas Instruments, Inc.	13,100	319,902

		771,864

Software—5.0%
Activision Blizzard, Inc.	20,200	217,150
Adobe Systems, Inc. (a)	4,000	128,320
Autodesk, Inc. (a)	7,700	225,302
Intuit, Inc. (a)	7,550	269,837

		840,609

Total Common Stock (cost—$16,132,948)		16,789,204

	Principal Amount (000s)	Value
Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 5/28/10, 0.01%, due 6/1/10, proceeds $202,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $210,525 including accrued interest (cost—$202,000)	$202	$202,000

Total Investments (cost—$16,334,948)—100.7%		16,991,204

Liabilities in excess of other assets—(0.7%)		(113,705)

Net Assets—100.0%		$16,877,499

Notes to Schedule of Investments:
(a) Non-income producing.

72	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Global EcoTrendsSM Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—99.1%
Australia—2.1%
Sims Metal Management Ltd.	94,765	$1,604,748

Austria—2.1%
Andritz AG	29,768	1,629,899

Canada—1.3%
Stantec, Inc. (c)	39,979	986,179

China—6.7%
Guangdong Investment Ltd.	3,234,000	1,526,207
Renesola Ltd. (c)	188,696	569,777
Suntech Power Holdings Co., Ltd. ADR (c)	236,800	2,391,680
Yingli Green Energy Holding Co., Ltd. ADR (c)	75,900	695,244

		5,182,908

Denmark—12.4%
Novozymes A/S, Class B	35,757	3,790,930
Vestas Wind Systems A/S (c)	123,592	5,862,170

		9,653,100

Finland—1.5%
Outotec Oyj	37,024	1,141,925

France—5.7%
Bureau Veritas S.A.	21,253	1,103,996
EDF Energies Nouvelles S.A.	29,548	1,061,212
Suez Environnement Co.	130,254	2,247,023

		4,412,231

Germany—9.9%
Aixtron AG	87,764	2,366,861
GEA Group AG	67,921	1,354,370
Rational AG	5,344	823,484
Siemens AG	9,288	835,643
SMA Solar Technology AG	17,011	1,715,410
Wacker Chemie AG	5,122	633,339

		7,729,107

Hong Kong—1.9%
Nine Dragons Paper Holdings Ltd.	1,006,000	1,491,340

Ireland—1.4%
Kingspan Group PLC (c)	137,134	1,196,626

Japan—5.9%
Honda Motor Co., Ltd.	44,000	1,337,341
Horiba Ltd.	36,900	1,010,632
Kurita Water Industries Ltd.	85,900	2,222,108

		4,570,081

Netherlands—1.0%
Arcadis NV	43,788	759,798

Philippines—1.4%
Energy Development Corp.	10,058,593	1,068,799

Spain—5.8%
EDP Renovaveis S.A. (c)	88,766	505,924
Gamesa Corp. Tecnologica S.A.	345,413	3,292,359
Iberdrola Renovables S.A.	221,291	675,367

		4,473,650

Switzerland—1.2%
ABB Ltd. (c)	56,335	958,141

	Shares	Value

Taiwan—2.7%
Epistar Corp.	148,000	$441,643
Epistar Corp. GDR (a)(c)(d)	113,000	1,697,260

		2,138,903

United Kingdom—7.8%
Aveva Group PLC	60,411	1,019,410
Ceres Power Holdings PLC (c)	207,242	338,894
eaga PLC	362,509	676,917
Hansen Transmissions International NV (c)	1,335,191	1,716,126
RPS Group PLC	436,933	1,202,519
Spectris PLC	93,913	1,108,608

		6,062,474

United States—28.3%
Covanta Holding Corp. (c)	36,701	566,296
Cree, Inc. (c)	44,435	2,949,151
Danaher Corp.	14,690	1,166,092
Eaton Corp.	16,540	1,156,973
First Solar, Inc. (c)	3,663	411,575
Itron, Inc. (c)	27,291	1,819,218
ITT Corp.	28,897	1,395,147
Nalco Holding Co.	99,400	2,252,404
Ormat Technologies, Inc.	8,805	250,854
Range Resources Corp.	18,343	824,518
Southwestern Energy Co. (c)	15,227	572,688
Stericycle, Inc. (c)	64,235	3,765,456
Tetra Tech, Inc. (c)	78,342	1,775,621
Thermo Fisher Scientific, Inc. (c)	33,842	1,761,815
Veeco Instruments, Inc. (c)	35,005	1,336,141

		22,003,949

Total Common Stock (cost—$95,677,209)		77,063,858

PREFERRED STOCK—0.9%
Brazil—0.9%
Cia Energetica de Minas Gerais (cost—$734,933)	48,840	691,849

Total Investments (cost—$96,412,142) (b)—100.0%		77,755,707

Liabilities in excess of other assets—(0.0%)		(13,305)

Net Assets—100.0%		$77,742,402

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $49,289,546, representing 63.4% of net assets were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair-valued.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	73

Schedule of Investments

Allianz RCM Global Water Fund

May 31, 2010 (unaudited)

	Shares	Value
COMMON STOCK—97.3%
Austria—4.9%
Andritz AG	46,093	$2,523,748

Brazil—2.3%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	30,854	1,166,898

Canada—2.0%
Stantec, Inc. (b)	41,072	1,013,141

China—3.7%
China Everbright International Ltd.	1,357,000	528,059
Guangdong Investment Ltd.	2,903,810	1,370,382

		1,898,441

France—6.1%
Suez Environnement Co.	85,128	1,468,550
Veolia Environnement	63,393	1,621,749

		3,090,299

Hong Kong—1.4%
China Water Affairs Group Ltd.	2,064,000	731,315

Italy—1.1%
Hera SpA	313,582	585,559

Japan—4.7%
Kurita Water Industries Ltd.	93,400	2,416,122

Netherlands—5.1%
Arcadis NV	90,671	1,573,299
Wavin NV (b)	84,298	1,010,174

		2,583,473

Singapore—1.4%
Epure International Ltd.	1,325,000	738,521

Switzerland—9.1%
Geberit AG	30,602	4,621,276

United Kingdom—16.3%
Halma PLC	287,932	1,030,365
Pennon Group PLC	207,167	1,563,271
RPS Group PLC	546,494	1,504,050
Severn Trent PLC	100,367	1,728,638
United Utilities Group PLC	318,896	2,476,469

		8,302,793

United States—39.2%
Aqua America, Inc.	98,081	1,711,513
Badger Meter, Inc.	20,728	820,207
Calgon Carbon Corp. (b)	68,356	1,016,454
Danaher Corp.	43,033	3,415,960
IDEX Corp.	71,297	2,177,410
Insituform Technologies, Inc., Class A (b)	78,086	1,597,640
ITT Corp.	78,316	3,781,096
Nalco Holding Co.	136,602	3,095,401
Roper Industries, Inc.	10,000	580,200
Tetra Tech, Inc. (b)	44,420	1,006,779
Watts Water Technologies, Inc., Class A	25,429	823,900

		20,026,560

Total Investments (cost—$57,123,465) (a)—97.3%		49,698,146

Other assets less liabilities—2.7%		1,373,647

Net Assets—100.0%		$51,071,793

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $27,491,547, representing 53.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

74	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM International Opportunities Fund

May 31, 2010 (unaudited)

	Shares	Value

COMMON STOCK—97.8%
Australia—2.3%
Australia & New Zealand Banking Group Ltd.	14,116	$267,153

Belgium—1.6%
Anheuser-Busch InBev NV	3,953	188,180

Brazil—3.7%
Itau Unibanco Holding S.A. ADR	10,770	198,276
Localiza Rent A Car S.A.	10,900	113,731
Petroleo Brasileiro S.A. ADR	3,200	113,984

		425,991

Canada—0.7%
Suncor Energy, Inc.	2,695	82,151

China—3.6%
Baidu, Inc. ADR (c)	2,000	146,420
China Life Insurance Co., Ltd.	35,000	153,227
CNOOC Ltd.	79,000	122,097

		421,744

Denmark—1.3%
Novo Nordisk A/S, Class B	1,939	148,461

France—11.3%
Air Liquide S.A.	1,801	173,460
BNP Paribas	4,795	271,685
Eutelsat Communications	4,011	129,900
LVMH Moet Hennessy Louis Vuitton S.A.	2,679	280,011
Total S.A.	5,442	252,108
Vinci S.A.	4,633	206,733

		1,313,897

Germany—3.0%
BASF SE	3,903	205,385
Bayer AG	2,623	146,776

		352,161

Israel—2.7%
Check Point Software Technologies Ltd. (c)	5,000	153,350
Teva Pharmaceutical Industries Ltd. ADR	3,000	164,460

		317,810

Italy—1.3%
Saipem SpA	4,808	148,347

Japan—20.2%
Canon, Inc.	4,800	196,199
East Japan Railway Co.	1,800	114,331
Hitachi Construction Machinery Co., Ltd.	6,900	139,280
Ibiden Co., Ltd.	4,700	141,416
Inpex Corp.	21	130,462
KDDI Corp.	25	114,158
Kubota Corp.	21,000	171,920
Mitsui & Co., Ltd.	13,700	196,385
Mitsui Fudosan Co., Ltd.	9,000	136,202
Murata Manufacturing Co., Ltd.	2,000	97,176
Nidec Corp.	2,300	209,133
Shin-Etsu Chemical Co., Ltd.	3,000	151,404
Shionogi & Co., Ltd.	6,800	120,119
Sony Corp.	8,500	261,911
Sumitomo Mitsui Financial Group, Inc.	2,900	86,194
Toyota Motor Corp.	2,200	79,664

		2,345,954

	Shares	Value

Korea (Republic of)—1.3%
Samsung Electronics Co., Ltd. GDR (a)	450	$146,812

Luxembourg—0.9%
ArcelorMittal	3,265	98,552

Netherlands—5.4%
Gemalto NV	3,134	117,189
Koninklijke DSM NV	4,713	186,178
Koninklijke Philips Electronics NV	6,733	199,623
TNT NV	4,913	122,954

		625,944

Portugal—0.8%
Energias de Portugal S.A.	30,696	94,659

Spain—4.5%
Banco Santander S.A.	22,622	227,623
Red Electrica Corp. S.A.	2,706	106,162
Telefonica S.A.	9,906	188,082

		521,867

Sweden—3.2%
Atlas Copco AB, Class A	12,777	180,239
Hennes & Mauritz AB, Class B	3,485	195,177

		375,416

Switzerland—7.2%
ABB Ltd. (c)	10,412	177,086
Credit Suisse Group AG	2,068	79,819
Nestle S.A.	7,747	349,621
Roche Holdings AG	1,623	222,229

		828,755

Taiwan—2.2%
Hon Hai Precision Industry Co., Ltd. GDR (c)	13,600	115,192
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,904	135,564

		250,756

United Kingdom—20.6%
BG Group PLC	9,493	144,523
BHP Billiton PLC	7,521	205,638
Centrica PLC	33,719	133,114
Compass Group PLC	19,634	151,142
HSBC Holdings PLC	42,436	382,524
Prudential PLC	22,020	171,665
Reckitt Benckiser Group PLC	4,228	196,813
Shire PLC	6,284	127,880
Standard Chartered PLC	11,651	274,102
Vodafone Group PLC	132,044	261,554
WPP PLC	15,326	143,581
Xstrata PLC	13,082	189,918

		2,382,454

Total Common Stock (cost—$11,641,978)		11,337,064

	Shares	Value
PREFERRED STOCK—2.3%
Germany—2.3%
Fresenius SE	2,145	$135,346
Henkel AG & Co. KGaA	2,889	134,340

Total Preferred Stock (cost—$283,039)		269,686

Total Investments (cost—$11,925,017) (b)—100.1%		11,606,750

Liabilities in excess of other assets—(0.1%)		(17,244)

Net Assets—100.0%		$11,589,506

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $10,119,621, representing 87.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	75

Statements of Assets and Liabilities

May 31, 2010 (Unaudited)

	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Core Allocation

Assets:
Investments, at value	$301,362	$242,101	$—	$—	$—	$—
Investments in Affiliates, at value	5,249,403	4,523,042	5,314,659	4,540,654	4,278,158	204,015,683
Repurchase agreements, at value	—	—	—	—	—	522,000
Cash	45,420	35,453	19,912	35,139	30,631	957
Foreign currency, at value	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Receivable for Fund shares sold	—	—	41,206	—	—	297,137
Dividends and interest receivable (net of foreign taxes)	—	—	—	—	—	—
Dividends receivable from Affiliates	11,034	8,503	6,025	2,591	2,405	237,433
Security litigation receivable	—	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	—	—
Receivable from Investment Manager	6,575	2,531	1,799	—	2,406	—
Prepaid expenses and other assets	15,749	15,725	15,737	15,735	15,725	47,460
Total Assets	5,629,543	4,827,355	5,399,338	4,594,119	4,329,325	205,120,670

Liabilities:
Payable for investments purchased	—	—	—	—	—	—
Payable for investments in Affiliates purchased	11,034	8,503	6,025	2,591	2,405	237,433
Payable for Fund shares redeemed	—	—	—	—	—	699,535
Investment management fees payable	—	—	—	2,426	—	11,180
Distribution fees payable	102	99	144	66	54	67,588
Servicing fees payable	92	68	138	60	38	34,717
Payable for organizational expenses	—	—	—	—	—	—
Accrued expenses	64,150	55,979	55,197	54,080	83,566	84,480
Total Liabilities	75,378	64,649	61,504	59,223	86,063	1,134,933
Net Assets	$5,554,165	$4,762,706	$5,337,834	$4,534,893	$4,243,262	$203,985,737

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$3	$3	$3	$2	$2	$211
Paid-in-capital in excess of par	4,948,425	4,186,125	4,568,324	3,680,454	3,356,418	228,146,493
Undistributed (dividends in excess of) net investment income	45,144	41,112	29,904	40,607	40,753	223,445
Accumulated net realized gain (loss)	104,211	107,042	181,375	183,089	200,512	(44,270,199)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	456,382	428,424	558,228	630,741	645,577	19,885,787
Net Assets	$5,554,165	$4,762,706	$5,337,834	$4,534,893	$4,243,262	$203,985,737

Cost of Investments	$284,189	$228,313	—	—	—	—
Cost of Investments in Affiliates	$4,810,194	$4,108,406	$4,756,431	$3,909,913	$3,632,581	$184,129,896
Cost of Repurchase Agreements	—	—	—	—	—	$522,000
Cost of Foreign Currency	—	—	—	—	—	—

76	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation	AGI Solutions Retirement Income	NACM Convertible	NACM Emerging Growth	NACM High Yield Bond	NACM International Growth	NACM International Growth Opportunities	NACM Micro Cap	NACM Small to Mid Cap Growth	NACM Ultra Micro Cap

$—	$317,860	$414,044,687	$15,975,172	$64,865,859	$84,324,894	$102,734,479	$61,725,184	$2,441,847	$2,208,593
4,633,670	5,252,856	—	—	—	—	—	—	—	—
—	—	26,621,000	863,000	1,356,000	113,000	4,338,000	658,000	114,000	—
32,174	57,668	482	236	263	961	702	847	851	59,779
—	—	—	—	—	102,709	75,995	—	—	—
—	—	1,898,501	229,458	—	744,451	—	31,171	67,907	21,187
—	—	251,900	437	325,282	1,590	78,254	46,376	—	—

—	—	2,723,321	4,722	1,528,573	192,169	278,272	9,861	1,388	643
2,702	11,875	—	—	—	—	—	—	—	—
—	—	—	—	—	23,880	—	—	—	—
—	—	—	—	—	102,300	104,599	—	—	—
7,994	2,705	—	2,574	—	—	—	—	10,230	8,058
39,127	15,736	8,279	4,231	1,312	15,384	1,639	1,221	378	40
4,715,667	5,658,700	445,548,170	17,079,830	68,077,289	85,621,338	107,611,940	62,472,660	2,636,601	2,298,300

—	—	18,123,566	169,348	—	—	1,066,233	253,470	76,868	41,337
2,702	11,875	—	—	—	—	—	—	—	—
—	—	254,932	—	—	1,520	7,462	140,173	—	—
—	—	191,028	—	7,813	52,953	68,833	52,066	—	—
242	536	14	—	16	79	10	—	—	—
194	279	90	—	11	64	8	—	—	—
—	—	6,732	6,732	6,732	—	6,732	6,732	6,732	6,732
63,276	45,214	112,001	24,503	38,335	74,483	78,097	37,721	12,121	11,415
66,414	57,904	18,688,363	200,583	52,907	129,099	1,227,375	490,162	95,721	59,484
$4,649,253	$5,600,796	$426,859,807	$16,879,247	$68,024,382	$85,492,239	$106,384,565	$61,982,498	$2,540,880	$2,238,816

$2	$3	$171	$15	$73	$203	$44	$52	$3	$2
3,841,217	5,117,636	406,322,048	17,310,341	67,571,388	103,966,923	148,548,830	63,553,428	3,035,581	1,821,889

46,003	(10,444)	2,376,970	(71,135)	627,968	653,503	1,211,739	(407,468)	(7,633)	(20,049)
119,352	93,678	(15,633,641)	(2,829,952)	(2,968,342)	(18,657,071)	(49,323,929)	(13,601,492)	(857,343)	(133,893)
642,679	399,923	33,794,259	2,469,978	2,793,295	(471,319)	5,947,881	12,437,978	370,272	570,867
$4,649,253	$5,600,796	$426,859,807	$16,879,247	$68,024,382	$85,492,239	$106,384,565	$61,982,498	$2,540,880	$2,238,816

—	$299,889	$380,250,428	$13,505,194	$62,072,564	$84,791,615	$96,779,955	$49,287,206	$2,071,575	$1,637,726
$3,990,991	$4,870,904	—	—	—	—	—	—	—	—
—	—	$26,621,000	$863,000	$1,356,000	$113,000	$4,338,000	$658,000	$114,000	—
—	—	—	—	—	$102,765	$76,265	—	—	—

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	77

Statements of Assets and Liabilities  (Cont.)

May 31, 2010 (Unaudited)

	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Core Allocation

Net Assets:
Class A	$207,148	$84,384	$311,917	$56,559	$49,120	$60,292,552
Class B	—	—	—	—	—	23,795,448
Class C	104,798	93,498	182,615	35,331	13,227	84,335,210
Class D	147,449	159,217	208,646	111,210	121,072	16,312
Class R	12,392	12,455	12,920	13,423	13,832	12,087
Class P	12,471	12,534	13,003	13,326	13,340	1,487,083
Institutional Class	5,057,462	4,388,111	4,595,758	4,291,746	4,019,360	34,034,918
Administrative Class	12,445	12,507	12,975	13,298	13,311	12,127

Shares Issued and Outstanding:
Class A	11,620	4,718	16,640	2,927	2,542	6,258,098
Class B	—	—	—	—	—	2,437,618
Class C	5,915	5,267	9,796	1,841	687	8,669,458
Class D	8,264	8,902	11,109	5,758	6,265	1,698
Class R	695	696	687	695	716	1,259
Class P	697	699	690	688	688	154,749
Institutional Class	282,500	244,477	243,620	221,346	207,202	3,564,880
Administrative Class	696	698	689	687	687	1,236

Net Asset Value and Redemption Price Per Share:*
Class A	$17.83	$17.88	$18.75	$19.32	$19.32	$9.63
Class B	—	—	—	—	—	9.76
Class C	17.72	17.75	18.64	19.19	19.26	9.73
Class D	17.84	17.89	18.78	19.31	19.33	9.61
Class R	17.84	17.88	18.79	19.31	19.32	9.60
Class P	17.89	17.94	18.85	19.38	19.39	9.61
Institutional Class	17.90	17.95	18.86	19.39	19.40	9.55
Administrative Class	17.88	17.92	18.84	19.36	19.37	9.82
*	Rounded amounts from underlying records.

78	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation	AGI Solutions Retirement Income	NACM Convertible	NACM Emerging Growth	NACM High Yield Bond	NACM International Growth	NACM International Growth Opportunities	NACM Micro Cap	NACM Small to Mid Cap Growth	NACM Ultra Micro Cap

$364,030	$487,424	$491,759	—	$18,642	$154,367	$8,698	—	—	—
—	—	—	—	—	—	—	—	—	—
335,204	830,473	19,046	—	32,304	123,897	8,689	—	—	—
14,128	83,555	9,499	—	12,245	23,708	19,255	—	—	—
13,174	13,024	9,496	—	9,780	12,410	8,695	—	—	—
13,238	12,385	111,678,655	—	9,784	12,497	52,868,040	—	—	—
3,896,262	4,161,576	314,641,852	$16,879,247	67,931,844	85,165,360	53,462,490	$61,982,498	$2,540,880	$2,238,816
13,217	12,359	9,500	—	9,783	—	8,698	—	—	—

18,841	27,941	19,746	—	1,976	36,982	353	—	—	—
—	—	—	—	—	—	—	—	—	—
17,455	47,834	766	—	3,426	29,881	353	—	—	—
730	4,775	381	—	1,313	5,668	783	—	—	—
682	741	381	—	1,048	2,969	354	—	—	—
683	712	4,489,685	—	1,050	2,975	2,223,599	—	—	—
200,948	239,297	12,628,062	1,494,655	7,286,367	20,260,872	2,170,523	5,161,793	292,561	198,763
682	711	381	—	1,050	—	353	—	—	—

$19.32	$17.44	$24.91	—	$9.44	$4.17	$24.62	—	—	—
—	—	—	—	—	—	—	—	—	—
19.20	17.36	24.88	—	9.43	4.15	24.59	—	—	—
19.35	17.50	24.91	—	9.33	4.18	24.62	—	—	—
19.33	17.58	24.90	—	9.33	4.18	24.61	—	—	—
19.38	17.40	24.87	—	9.32	4.20	23.78	—	—	—
19.39	17.39	24.92	$11.29	9.32	4.20	24.63	$12.01	$8.68	$11.26
19.36	17.39	24.91	—	9.32	—	24.62	—	—	—

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	79

Statements of Assets and Liabilities  (Cont.)

May 31, 2010 (Unaudited)

	NFJ Global Dividend Value	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

Assets:
Investments, at value	$4,407,788	$1,891,665	$16,789,204	$77,755,707	$49,698,146	$11,606,750
Repurchase agreements, at value	—	248,000	202,000	—	—	—
Cash	58,092	581	595	—	—	49,446
Foreign currency, at value	—	70	—	442,630	697,547	10,356
Receivable for investments sold	11,692	45,145	93,929	498,272	3,192,393	72,878
Receivable for Fund shares sold	188	—	3,493	91,114	127,497	100
Dividends and interest receivable (net of foreign taxes)	27,085	3,822	45,683	90,969	223,847	54,093
Tax reclaims receivable	768	—	—	49,173	99,546	9,669
Receivable from Investment Manager	4,629	663	—	—	—	—
Prepaid expenses	30,393	9,230	10,341	16,186	27,578	9,903
Total Assets	4,540,635	2,199,176	17,145,245	78,944,051	54,066,554	11,813,195

Liabilities:
Payable for investments purchased	13,683	154,655	106,534	—	1,941,186	117,227
Payable to custodian for cash overdraft	—	—	—	614,210	765,191	—
Payable for Fund shares redeemed	—	—	52,439	316,950	87,625	—
Investment management fees payable	—	—	10,635	61,288	36,552	5,020
Distribution fees payable	435	60	444	4,422	12,145	18
Servicing fees payable	346	73	557	14,871	8,517	11
Accrued expenses	49,472	86,859	97,137	189,908	143,545	101,413
Total Liabilities	63,936	241,647	267,746	1,201,649	2,994,761	223,689
Net Assets	$4,476,699	$1,957,529	$16,877,499	$77,742,402	$51,071,793	$11,589,506

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$3	$2	$12	$44	$70	$11
Paid-in-capital in excess of par	4,440,564	2,427,117	15,583,526	125,830,939	74,419,197	12,423,621
Undistributed (dividends in excess of) net investment income	(6,716)	920	72,456	(319,578)	173,170	134,626
Accumulated net realized gain (loss)	88,187	(433,981)	565,249	(29,099,606)	(16,075,926)	(648,789)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(45,339)	(36,529)	656,256	(18,669,397)	(7,444,718)	(319,963)
Net Assets	$4,476,699	$1,957,529	$16,877,499	$77,742,402	$51,071,793	$11,589,506

Cost of Investments	$4,452,671	$1,927,480	$16,132,948	$96,412,142	$57,123,465	$11,925,017
Cost of Repurchase Agreements	—	$248,000	$202,000	—	—	—
Cost of Foreign Currency	—	$76	—	$447,459	$699,196	$10,396

Net Assets:
Class A	$832,036	$231,209	$1,332,157	$62,100,303	$20,952,015	$16,680
Class C	550,240	100,999	703,225	7,015,652	19,559,025	29,510
Class D	163,067	7,813	306,096	442,038	615,818	9,988
Class P	11,423	7,852	9,864	8,153,524	9,362,936	7,396
Institutional Class	2,919,933	1,609,656	14,526,157	30,885	581,999	11,525,932

Shares Issued and Outstanding:
Class A	50,608	19,894	96,043	3,491,639	2,847,947	1,526
Class C	33,714	8,759	51,245	399,225	2,687,721	2,716
Class D	9,930	671	22,021	24,829	83,855	914
Class P	696	674	707	456,362	1,271,375	675
Institutional Class	177,974	138,125	1,041,482	1,727	79,540	1,051,658

Net Asset Value and Redemption Price Per Share:*
Class A	$16.44	$11.62	$13.87	$17.79	$7.36	$10.93
Class C	16.32	11.53	13.72	17.57	7.28	10.87
Class D	16.42	11.64	13.90	17.80	7.34	10.93
Class P	16.41	11.65	13.95	17.87	7.36	10.96
Institutional Class	16.41	11.65	13.95	17.89	7.32	10.96
*	Rounded amounts from underlying records.

80	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	81

Statements of Operations

Six Months ended May 31, 2010 (Unaudited)

	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Core Allocation

Investment Income:
Interest	$—	$1	$1	$—	$—	$24
Dividends, net of foreign withholding taxes	3,436	2,760	—	—	—	—
Dividends from investments in Affiliates	104,404	94,033	97,240	100,799	97,816	4,098,526
Miscellaneous income	—	—	—	—	—	—
Total Income	107,840	96,794	97,241	100,799	97,816	4,098,550

Expenses:
Investment management fees	20,592	18,117	21,378	19,632	18,373	908,589
Distribution and/or servicing fees — Administrative Class	15	16	16	17	17	15
Distribution fees — Class B	—	—	—	—	—	111,024
Distribution fees — Class C	326	293	462	154	52	334,632
Distribution fees — Class R	15	16	17	17	17	15
Administrative servicing fees — Class P	6	6	7	7	7	814
Servicing fees — Class A	144	71	288	209	44	74,062
Servicing fees — Class B	—	—	—	—	—	37,008
Servicing fees — Class C	109	98	154	51	17	111,544
Servicing fees — Class D	149	159	231	97	132	18
Servicing fees — Class R	15	16	16	17	17	15
Sub-transfer agent fees — Class A	59	29	116	83	18	4,424
Sub-transfer agent fees — Class B	—	—	—	—	—	1,440
Sub-transfer agent fees — Class C	43	39	62	20	7	5,900
Sub-transfer agent fees — Class D	59	64	93	39	53	9
Sub-transfer agent fees — Class R	6	6	7	7	7	4
Sub-transfer agent fees — Class P	—	—	—	—	—	126
Sub-transfer agent fees — Institutional Class	—	14	14	8	—	—
Administration fees	—	—	—	—	—	—
Legal fees	3,822	2,842	2,849	2,784	6,445	16,102
Trustees’ fees	1,274	1,064	1,050	1,044	2,505	49,456
Audit and tax service fees	9,074	9,464	9,464	9,282	8,892	17,744
Registration fees	47,113	47,101	47,013	47,111	47,108	42,489
Custodian and accounting agent fees	28,338	28,294	28,644	28,204	28,026	25,390
Shareholder communications fees	9,048	8,750	7,175	7,134	9,853	15,968
Transfer agent fees	2,730	2,198	2,184	2,152	2,505	48,636
Organizational expenses	—	—	—	—	—	—
Miscellaneous expenses	897	799	803	855	1,627	4,506
Total Expenses	123,834	119,456	122,043	118,924	125,722	1,809,930
Less: Fee Waiver/Reimbursement from Investment Manager	(117,823)	(113,505)	(112,415)	(112,275)	(119,757)	(818,944)
Net Expenses	6,011	5,951	9,628	6,649	5,965	990,986
Net Investment Income (Loss)	101,829	90,843	87,613	94,150	91,851	3,107,564

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	—	—	—	—	—
Investments in Affiliates	67,899	67,327	117,230	128,171	138,974	4,892,194
Foreign currency transactions	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	28,235	24,812	35,743	30,094	28,740	1,473,998
Net change in unrealized appreciation/depreciation of:
Investments	(1,214)	(975)	—	—	—	—
Investments in Affiliates	(130,167)	(145,386)	(237,017)	(298,204)	(286,402)	(9,799,631)
Foreign currency transactions	—	—	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	(35,247)	(54,222)	(84,044)	(139,939)	(118,688)	(3,433,439)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$66,582	$36,621	$3,569	$(45,789)	$(26,837)	$(325,875)

82	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation	AGI Solutions Retirement Income	NACM Convertible	NACM Emerging Growth	NACM High Yield Bond	NACM International Growth	NACM International Growth Opportunities	NACM Micro Cap	NACM Small to Mid Cap Growth	NACM Ultra Micro Cap

$2	$2	$5,236,501	$6	$3,265,511	$24	$75	$17	$—	$—
—	3,623	2,115,702	39,927	—	840,140	1,432,900	67,212	7,271	3,509
105,955	96,393	—	—	—	—	—	—	—	—
—	—	3,682	143	32,550	5,698	32	—	—	—
105,957	100,018	7,355,885	40,076	3,298,061	845,862	1,433,007	67,229	7,271	3,509

20,604	18,500	1,196,315	72,313	146,627	173,081	457,171	327,993	9,223	15,521

17	15	3	—	3	—	3	—	—	—
—	—	—	—	—	—	—	—	—	—
1,086	1,657	13	—	15	420	9	—	—	—
17	16	3	—	3	17	3	—	—	—
7	5	16,329	—	2	7	8,779	—	—	—
594	451	107	—	4	135	3	—	—	—
—	—	—	—	—	—	—	—	—	—
362	552	4	—	5	140	3	—	—	—
17	89	3	—	4	29	5	—	—	—
17	16	3	—	4	17	3	—	—	—
238	181	45	—	2	55	1	—	—	—
—	—	—	—	—	—	—	—	—	—
145	222	2	—	2	56	1	—	—	—
7	36	1	—	1	11	2	—	—	—
7	6	1	—	1	7	2	—	—	—
—	—	—	—	—	—	—	—	—	—
16	—	—	—	—	40	—	—	—	—
—	—	380,548	27,416	50,511	—	257,449	115,730	4,999	5,251
1,392	5,875	7,511	2,038	2,575	6,424	4,292	2,575	1,287	1,287
1,044	1,925	49,726	2,750	7,777	2,520	9,147	3,089	322	462
11,118	9,282	13,949	4,935	8,584	13,596	10,730	8,583	3,219	3,219
32,192	47,105	7,270	1,673	2,334	43,379	5,351	2,328	327	303
28,876	28,420	26,824	7,940	10,730	188,833	325,948	10,730	4,292	4,292
11,484	3,850	13,948	2,575	4,292	12,006	8,584	4,292	1,073	1,073
1,592	3,325	13,948	2,790	4,721	1,854	8,584	4,721	751	751
—	—	6,732	6,732	6,732	—	6,732	6,732	6,732	6,732
1,239	670	5,707	3,183	2,507	1,553	4,751	3,410	232	263
112,071	122,198	1,738,992	134,345	247,436	444,180	1,107,553	490,183	32,457	39,154

(103,939)	(113,747)	(6,000)	(23,134)	(30,457)	(242,285)	(341,031)	(15,486)	(17,553)	(15,596)
8,132	8,451	1,732,992	111,211	216,979	201,895	766,522	474,697	14,904	23,558
97,825	91,567	5,622,893	(71,135)	3,081,082	643,967	666,485	(407,468)	(7,633)	(20,049)

—	—	27,593,883	1,969,091	1,872,914	(400,682)	3,301,835	4,290,204	945,277	300,365
65,122	63,656	—	—	—	—	—	—	—	—
—	—	—	—	—	(7,046)	(37,389)	—	—	—
30,429	22,102	—	—	—	—	—	—	—	—

—	(1,280)	(10,981,749)	260,624	(1,060,684)	(11,556,900)	(12,718,475)	4,357,646	(462,894)	183,235
(290,390)	(119,296)	—	—	—	—	—	—	—	—
—	—	—	—	—	(9,244)	(23,815)	—	—	—
(194,839)	(34,818)	16,612,134	2,229,715	812,230	(11,973,872)	(9,477,844)	8,647,850	482,383	483,600
$(97,014)	$56,749	$22,235,027	$2,158,580	$3,893,312	$(11,329,905)	$(8,811,359)	$8,240,382	$474,750	$463,551

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	83

Statements of Operations  (Cont.)

Six Months ended May 31, 2010 (Unaudited)

	NFJ Global Dividend Value	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

Investment Income:
Interest	$8	$9	$29	$92	$66	$21
Dividends, net of foreign withholding taxes	100,986	12,865	150,281	580,057	781,234	206,375
Total Income	100,994	12,874	150,310	580,149	781,300	206,396

Expenses:
Investment management fees	18,376	9,452	56,552	478,596	274,549	56,215
Distribution fees — Class C	1,452	281	2,647	29,530	82,464	122
Administrative servicing fees — Class P	6	4	5	4,482	5,746	4
Servicing fees — Class A	877	236	2,091	97,921	29,087	35
Servicing fees — Class C	484	94	882	9,844	27,488	41
Servicing fees — Class D	140	11	287	647	560	14
Sub-transfer agent fees — Class A	354	95	836	31,668	10,728	14
Sub-transfer agent fees — Class C	197	38	354	2,730	10,170	16
Sub-transfer agent fees — Class D	56	4	117	146	612	6
Sub-transfer agent fees — Class P	—	—	—	—	400	—
Sub-transfer agent fees — Institutional Class	—	8	14	—	248	—
Legal fees	3,640	1,914	6,300	32,922	21,750	5,950
Trustees’ fees	1,250	522	2,625	29,717	15,004	3,230
Audit and tax service fees	17,132	10,760	18,200	29,369	22,102	19,430
Registration fees	20,057	14,779	16,727	20,244	27,043	15,142
Custodian and accounting agent fees	41,110	47,866	39,018	70,111	47,028	47,319
Shareholder communications fees	10,200	7,134	12,075	32,125	10,146	8,840
Transfer agent fees	1,820	2,088	2,184	15,031	4,294	1,700
Excise tax expense	338	3	—	—	2,015	—
Miscellaneous expenses	1,274	486	1,177	5,003	5,524	1,862
Total Expenses	118,763	95,775	162,091	890,086	596,958	159,940
Less: Fee Waiver/Reimbursement from Investment Manager	(89,560)	(82,065)	(75,571)	(5,768)	(3,867)	(80,296)
Net Expenses	29,203	13,710	86,520	884,318	593,091	79,644
Net Investment Income (Loss)	71,791	(836)	63,790	(304,169)	188,209	126,752

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	53,901	123,070	473,188	(2,574,032)	(1,199,391)	(30,549)
Foreign currency transactions	(126)	(1,104)	—	(42,994)	(24,968)	(7,260)
Net change in unrealized appreciation/depreciation of:
Investments	(455,023)	(263,159)	(774,199)	(11,070,912)	(3,380,616)	(1,675,058)
Foreign currency transactions	(541)	(499)	—	(11,741)	(24,927)	(2,258)
Net Realized and Change in Unrealized Loss	(401,789)	(141,692)	(301,011)	(13,699,679)	(4,629,902)	(1,715,125)
Net Decrease in Net Assets Resulting from Investment Operations	$(329,998)	$(142,528)	$(237,221)	$(14,003,848)	$(4,441,693)	$(1,588,373)

84	Allianz Multi-Strategy Funds Semiannual Report	5..31.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	85

Statements of Changes in Net Assets

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2030

	Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$101,829	$116,006	$90,843	$111,390	$87,613	$87,772
Net realized gain (loss) on investments in Affiliates	67,899	31,630	67,327	42,426	117,230	36,744
Net capital gain distributions received from underlying Affiliated funds	28,235	7,609	24,812	5,764	35,743	6,038
Net change in unrealized appreciation/depreciation on investments	(1,214)	18,386	(975)	14,763	—	—
Net change in unrealized appreciation/depreciation of investments in Affiliates	(130,167)	569,377	(145,386)	560,022	(237,017)	795,245
Net increase (decrease) in net assets resulting from investment operations	66,582	743,008	36,621	734,365	3,569	925,799

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(3,015)	—	(1,945)	—	(6,514)	—
Class B	—	—	—	—	—	—
Class C	(2,730)	—	(1,102)	—	(2,313)	—
Class D	(4,103)	—	(2,661)	—	(4,172)	—
Class R	(431)	—	(448)	—	(374)	—
Class P	(472)	—	(489)	—	(417)	—
Institutional Class	(169,110)	—	(159,784)	—	(137,352)	—
Administrative Class	(457)	—	(474)	—	(401)	—
Net realized capital gains
Class A	(401)	—	(328)	—	(365)	—
Class C	(412)	—	(203)	—	(142)	—
Class D	(545)	—	(449)	—	(235)	—
Class R	(63)	—	(82)	—	(23)	—
Class P	(63)	—	(82)	—	(23)	—
Institutional Class	(22,006)	—	(26,297)	—	(7,531)	—
Administrative Class	(63)	—	(82)	—	(23)	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(203,871)	—	(194,426)	—	(159,885)	—

Fund Share Transactions:
Net proceeds from the sale of shares	951,772	857,493	918,387	92,930	812,098	657,760
Issued in reinvestment of dividends and distributions	203,871	—	193,669	—	158,030	—
Cost of shares redeemed	(46,626)	(18,064)	(17,827)	(1,013)	(57,541)	(1,996)
Net increase (decrease) from Fund share transactions	1,109,017	839,429	1,094,229	91,917	912,587	655,764
Redemption Fees	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	971,728	1,582,437	936,424	826,282	756,271	1,581,563

Net Assets:
Beginning of period	4,582,437	3,000,000	3,826,282	3,000,000	4,581,563	3,000,000
End of period*	$5,554,165	$4,582,437	$4,762,706	$3,826,282	$5,337,834	$4,581,563
* Including undistributed (dividends in excess of) net investment income of:	$45,144	$123,633	$41,112	$117,172	$29,904	$93,834
†	Year end changed from June 30 to November 30.
**	Commencement of operations.

86	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

AGI Solutions 2040		AGI Solutions 2050		AGI Solutions Core Allocation			AGI Solutions Growth Allocation		AGI Solutions Retirement Income

Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period July 1, 2009† through November 30, 2009	Year ended June 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period April 27, 2009** through November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009

$94,150	$69,667	$91,851	$68,983	$3,107,564	$1,260,127	$5,844,675	$97,825	$40,171	$91,567	$115,040
128,171	34,621	138,974	39,595	4,892,194	(2,839,440)	(47,175,075)	65,122	31,217	63,656	47,911

30,094	9,087	28,740	8,929	1,473,998	209,186	4,096,881	30,429	8,884	22,102	8,588

—	—	—	—	—	—	—	—	—	(1,280)	19,251

(298,204)	928,945	(286,402)	931,979	(9,799,631)	30,880,632	(9,048,428)	(290,390)	933,069	(119,296)	501,248

(45,789)	1,042,320	(26,837)	1,049,486	(325,875)	29,510,505	(46,281,947)	(97,014)	1,013,341	56,749	692,038

(4,955)	—	(883)	—	(1,282,054)	(226,968)	(2,305,373)	(1,304)	—	(6,458)	(1,594)
—	—	—	—	(397,663)	(72,559)	(1,384,734)	—	—	—	—
(1,045)	—	(312)	—	(1,209,106)	(202,562)	(3,647,880)	(5,767)	—	(6,911)	(202)
(1,280)	—	(2,766)	—	(314)	(53)	(52)	(296)	—	(1,583)	(464)
(355)	—	(366)	—	(265)	(55)	(50)	(277)	—	(211)	(238)
(393)	—	(409)	—	(42,365)	(7,231)	(52)	(307)	—	(361)	(289)
(123,900)	—	(123,889)	—	(821,371)	(90,782)	(699,356)	(92,639)	—	(118,898)	(87,822)
(377)	—	(393)	—	(36)	(48)	(54)	(296)	—	(341)	(286)

(369)	—	(50)	—	—	—	—	(95)	—	(2,374)	—
(95)	—	(22)	—	—	—	—	(459)	—	(1,662)	—
(100)	—	(151)	—	—	—	—	(23)	—	(675)	—
(30)	—	(22)	—	—	—	—	(23)	—	(112)	—
(30)	—	(22)	—	—	—	—	(23)	—	(113)	—
(9,143)	—	(6,508)	—	—	—	—	(6,770)	—	(34,942)	—
(30)	—	(22)	—	—	—	—	(23)	—	(113)	—

—	—	—	—	—	—	(430,051)	—	—	—	—
—	—	—	—	—	—	(258,312)	—	—	—	—
—	—	—	—	—	—	(680,486)	—	—	—	—
—	—	—	—	—	—	(10)	—	—	—	—
—	—	—	—	—	—	(9)	—	—	—	—
—	—	—	—	—	—	(10)	—	—	—	—
—	—	—	—	—	—	(130,460)	—	—	—	—
—	—	—	—	—	—	(10)	—	—	—	—
(142,102)	—	(135,815)	—	(3,753,174)	(600,258)	(9,536,899)	(108,302)	—	(174,754)	(90,895)

483,614	370,056	151,448	175,293	28,018,415	25,158,266	37,430,642	1,550,666	184,320	1,343,545	600,923
142,092	—	135,815	—	3,165,225	502,386	7,771,256	108,260	—	168,009	90,360
(152,900)	(162,398)	(19,225)	(86,903)	(34,854,738)	(17,750,037)	(92,475,689)	(998,585)	(3,433)	(70,186)	(14,993)
472,806	207,658	268,038	88,390	(3,671,098)	7,910,615	(47,273,791)	660,341	180,887	1,441,368	676,290
—	—	—	—	—	—	222	—	—	—	—
284,915	1,249,978	105,386	1,137,876	(7,750,147)	36,820,862	(103,092,415)	455,025	1,194,228	1,323,363	1,277,433

4,249,978	3,000,000	4,137,876	3,000,000	211,735,884	174,915,022	278,007,437	4,194,228	3,000,000	4,277,433	3,000,000
$4,534,893	$4,249,978	$4,243,262	$4,137,876	$203,985,737	$211,735,884	$174,915,022	$4,649,253	$4,194,228	$5,600,796	$4,277,433

$40,607	$78,762	$40,753	$77,920	$223,445	$869,055	$(818)	$46,003	$49,064	$(10,444)	$32,752

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	87

Statements of Changes in Net Assets  (Cont.)

	NACM Convertible			NACM Emerging Growth

	Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$5,622,893	$8,791,209	$6,993,667	$(71,135)	$(50,280)	$(40,240)
Net realized gain (loss) on investments and foreign currency transactions	27,593,883	(14,456,729)	(22,074,355)	1,969,091	336,862	(3,991,029)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(10,981,749)	93,128,823	(49,650,857)	260,624	4,245,852	(1,566,687)
Net increase (decrease) in net assets resulting from investment operations	22,235,027	87,463,303	(64,731,545)	2,158,580	4,532,434	(5,597,956)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	(965,562)	(755,722)	(477,679)	—	—	—
Institutional Class	(4,642,295)	(4,972,169)	(5,559,726)	—	—	—
Administrative Class	—	—	—	—	—	—
Class R — (Liquidated)	—	—	—	—	—	—
Class II — (Liquidated)	(514,654)	(558,980)	(621,794)	—	—	—
Class III — (Liquidated)	—	—	—	—	—	—
Net realized capital gains
Class P	—	—	(107,496)	—	—	—
Institutional Class	—	—	(1,514,785)	—	—	—
Class R — (Liquidated)	—	—	—	—	—	—
Class II — (Liquidated)	—	—	(237,582)	—	—	—
Class III — (Liquidated)	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(6,122,511)	(6,286,871)	(8,519,062)	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	76,430,857	46,556,573	113,574,938	4,045,195	4,741,014	6,075,433
Issued in reorganization	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	1,424,301	1,297,017	1,463,035	—	—	—
Cost of shares redeemed	(88,319,111)	(5,701,089)	(54,008,977)	(5,766,134)	(959,179)	(2,719,406)
Net increase (decrease) from Fund share transactions	(10,463,953)	42,152,501	61,028,996	(1,720,939)	3,781,835	3,356,027
Total Increase (Decrease) in Net Assets	5,648,563	123,328,933	(12,221,611)	437,641	8,314,269	(2,241,929)

Net Assets:
Beginning of period	421,211,244	297,882,311	310,103,922	16,441,606	8,127,337	10,369,266
End of period*	$426,859,807	$421,211,244	$297,882,311	$16,879,247	$16,441,606	$8,127,337
* Including undistributed (dividends in excess of) net investment income of:	$2,376,970	$2,876,588	$373,877	$(71,135)	$—	$—
†	Year end changed from March 31 to November 30.

88	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

NACM High Yield Bond			NACM International Growth		NACM International Growth Opportunities			NACM Micro Cap

Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Six Months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009

$3,081,082	$4,174,325	$4,078,388	$643,967	$92,397	$666,485	$615,838	$1,033,056	$(407,468)	$(388,526)	$(346,977)

1,872,914	(539,498)	(3,328,327)	(407,728)	(4,743,971)	3,264,446	(2,540,078)	(29,386,784)	4,290,204	(716,133)	(15,983,886)

(1,060,684)	13,269,547	(7,257,264)	(11,566,144)	6,498,696	(12,742,290)	41,909,827	(38,245,341)	4,357,646	16,046,066	(6,288,864)

3,893,312	16,904,374	(6,507,203)	(11,329,905)	1,847,122	(8,811,359)	39,985,587	(66,599,069)	8,240,382	14,941,407	(22,619,727)

(5)	—	—	(917)	—	—	—	—	—	—	—
(4)	—	—	(314)	—	—	—	—	—	—	—
(135)	—	—	(267)	—	—	—	—	—	—	—
(115)	—	—	(127)	—	—	—	—	—	—	—
(128)	—	—	(154)	—	(417,626)	—	—	—	—	—
(2,777,394)	(3,919,569)	(4,454,710)	(103,591)	(335,280)	(160,879)	—	—	—	—	—
(127)	—	—	—	—	—	—	—	—	—	—
—	—	—	—	(59,818)	—	—	—	—	—	—
—	—	—	—	(340,309)	—	—	—	—	—	—
—	—	—	—	—	(456,260)	—	—	—	—	—

—	—	—	—	—	—	—	(10,682,297)	—	—	—
—	—	—	—	(1,375,956)	—	—	(450,051)	—	—	(18,218)
—	—	—	—	(408,740)	—	—	—	—	—	—
—	—	—	—	(1,427,888)	—	—	—	—	—	—
—	—	—	—	—	—	—	(3,457,540)	—	—	—
(2,777,908)	(3,919,569)	(4,454,710)	(105,370)	(3,947,991)	(1,034,765)	—	(14,589,888)	—	—	(18,218)

8,439,315	19,433,673	25,191,406	1,648,549	3,762,905	60,471,083	24,357,819	64,511,983	11,326,175	3,236,727	15,606,664
—	—	—	99,372,339	—	—	—	—	—	—	—
2,523,344	3,536,124	4,193,149	52,853	3,745,980	997,215	—	14,480,102	—	—	18,097
(13,720,673)	(15,520,970)	(19,459,996)	(11,724,287)	(10,721,963)	(61,940,698)	(10,421,507)	(56,474,346)	(11,577,656)	(4,362,160)	(12,931,589)
(2,758,014)	7,448,827	9,924,559	89,349,454	(3,213,078)	(472,400)	13,936,312	22,517,739	(251,481)	(1,125,433)	2,693,172
(1,642,610)	20,433,632	(1,037,354)	77,914,179	(5,313,947)	(10,318,524)	53,921,899	(58,671,218)	7,988,901	13,815,974	(19,944,773)

69,666,992	49,233,360	50,270,714	7,578,060	12,892,007	116,703,089	62,781,190	121,452,408	53,993,597	40,177,623	60,122,396
$68,024,382	$69,666,992	$49,233,360	$85,492,239	$7,578,060	$106,384,565	$116,703,089	$62,781,190	$61,982,498	$53,993,597	$40,177,623

$627,968	$324,794	$8,941	$653,503	$114,906	$1,211,739	$1,580,019	$982,464	$(407,468)	$—	$—

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	89

Statements of Changes in Net Assets  (Cont.)

	NACM Small to Mid Cap Growth			NACM Ultra Micro Cap

	Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009	Six Months ended May 31, 2010 (Unaudited)	Period April 1, 2009† through November 30, 2009	Year ended March 31, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(7,633)	$(5,732)	$(18,408)	$(20,049)	$(19,355)	$(27,138)
Net realized gain (loss) on investments and foreign currency transactions	945,277	190,746	(1,672,761)	300,365	72,454	(489,084)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(462,894)	1,273,543	(257,128)	183,235	554,095	(122,292)
Net increase (decrease) in net assets resulting from investment operations	474,750	1,458,557	(1,948,297)	463,551	607,194	(638,514)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	—	—	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	5,094	—	188,770	45,504	171,603	856,224
Issued in reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares redeemed	(2,500,000)	—	—	(51,045)	(82,062)	(19,787)
Net increase (decrease) from Fund share transactions	(2,494,906)	—	188,770	(5,541)	89,541	836,437
Redemption Fees	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	(2,020,156)	1,458,557	(1,759,527)	458,010	696,735	197,923

Net Assets:
Beginning of period	4,561,036	3,102,479	4,862,006	1,780,806	1,084,071	886,148
End of period*	$2,540,880	$4,561,036	$3,102,479	$2,238,816	$1,780,806	$1,084,071
* Including undistributed (dividends in excess of) net investment income of:	$(7,633)	$—	$—	$(20,049)	$—	$—
†	Year end changed from March 31 to November 30.
**	Commencement of operations.

90	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

NFJ Global Dividend Value		RCM All Horizons		RCM Disciplined Equity		RCM Global EcoTrendsSM

Six Months ended May 31, 2010 (Unaudited)	Period December 29, 2008** through November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009

$71,791	$28,613	$(836)	$12,071	$63,790	$71,162	$(304,169)	$(466,616)

53,775	97,645	121,966	(265,791)	473,188	545,921	(2,617,026)	(14,126,191)

(455,564)	410,225	(263,658)	661,647	(774,199)	2,382,064	(11,082,653)	37,042,102

(329,998)	536,483	(142,528)	407,927	(237,221)	2,999,147	(14,003,848)	22,449,295

(13,447)	(46)	(402)	(15)	(5,392)	(342)	—	—
(8,760)	(1)	(1)	(3)	(26)	(306)	—	—
(2,310)	(13)	(46)	(15)	(665)	(25)	—	—
(280)	(17)	(48)	(33)	(41)	(36)	—	—
(73,603)	(4,923)	(11,052)	(7,875)	(56,114)	(11,932)	—	—

(5,976)	—	—	—	(54,127)	(1,033)	—	—
(2,073)	—	—	—	(19,280)	(908)	—	—
(731)	—	—	—	(1,868)	(121)	—	—
(236)	—	—	—	(315)	(121)	—	—
(57,953)	—	—	—	(350,763)	(36,374)	—	—
(165,369)	(5,000)	(11,549)	(7,941)	(488,591)	(51,198)	—	—

1,841,014	367,852	348,808	70,972	6,046,889	8,894,177	8,358,037	30,098,783
163,901	4,985	11,549	7,941	483,800	51,198	—	—
(437,169)	—	(55,019)	—	(2,397,425)	(668,878)	(19,632,265)	(30,999,736)

1,567,746	372,837	305,338	78,913	4,133,264	8,276,497	(11,274,228)	(900,953)
—	—	—	—	—	—	—	803
1,072,379	904,320	151,261	478,899	3,407,452	11,224,446	(25,278,076)	21,549,145

3,404,320	2,500,000	1,806,268	1,327,369	13,470,047	2,245,601	103,020,478	81,471,333
$4,476,699	$3,404,320	$1,957,529	$1,806,268	$16,877,499	$13,470,047	$77,742,402	$103,020,478

$(6,716)	$19,893	$920	$13,305	$72,456	$70,904	$(319,578)	$(15,409)

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	91

Statements of Changes in Net Assets  (Cont.)

	RCM Global Water		RCM International Opportunities

	Six Months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009	Six Months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$188,209	$328,106	$126,752	$103,203
Net realized loss on investments and foreign currency transactions	(1,224,359)	(8,114,842)	(37,809)	(565,135)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(3,405,543)	21,257,510	(1,677,316)	2,872,662
Net increase (decrease) in net assets resulting from investment operations	(4,441,693)	13,470,774	(1,588,373)	2,410,730

Dividends to Shareholders from
Net Investment Income:
Class A	(19,264)	(572,331)	(229)	(35)
Class C	(28)	(467,207)	(21)	(8)
Class D	(342)	(193)	(50)	(35)
Class P	(14,852)	(270,825)	(44)	(44)
Institutional Class	(797)	(637)	(81,150)	(22,633)
Total Dividends to Shareholders	(35,283)	(1,311,193)	(81,494)	(22,755)

Fund Share Transactions:
Net proceeds from the sale of shares	8,024,296	16,982,094	1,309,394	7,616,721
Issued in reinvestment of dividends	8,677	101,368	81,493	22,756
Cost of shares redeemed	(11,380,403)	(17,878,140)	(645,062)	(1,528)
Net increase (decrease) from Fund share transactions	(3,347,430)	(794,678)	745,825	7,637,949
Redemption Fees	—	706	—	—
Total Increase (Decrease) in Net Assets	(7,824,406)	11,365,609	(924,042)	10,025,924

Net Assets:
Beginning of period	58,896,199	47,530,590	12,513,548	2,487,624
End of period*	$51,071,793	$58,896,199	$11,589,506	$12,513,548
* Including undistributed net investment income of:	$173,170	$20,244	$134,626	$89,368

92	Allianz Multi-Strategy Funds Semiannual Report	5..31.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	93

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2015:
Class A
5/31/2010+	$18.38	$0.29	$(0.04)	$0.25	$(0.71)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
5/31/2010+	$18.25	$0.26	$(0.08)	$0.18	$(0.62)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
5/31/2010+	$18.40	$0.32	$(0.08)	$0.24	$(0.71)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
5/31/2010+	$18.35	$0.32	$(0.09)	$0.23	$(0.65)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
5/31/2010+	$18.43	$0.36	$(0.10)	$0.26	$(0.71)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Institutional Class
5/31/2010+	$18.45	$0.36	$(0.10)	$0.26	$(0.72)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
5/31/2010+	$18.40	$0.35	$(0.09)	$0.26	$(0.69)	$(0.09)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—
AGI Solutions 2020:
Class A
5/31/2010+	$18.58	$0.34	$(0.19)	$0.15	$(0.73)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
5/31/2010+	$18.46	$0.19	$(0.11)	$0.08	$(0.67)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
5/31/2010+	$18.59	$0.29	$(0.14)	$0.15	$(0.73)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
5/31/2010+	$18.55	$0.33	$(0.21)	$0.12	$(0.67)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
5/31/2010+	$18.62	$0.37	$(0.20)	$0.17	$(0.73)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Institutional Class
5/31/2010+	$18.64	$0.37	$(0.19)	$0.18	$(0.75)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
5/31/2010+	$18.60	$0.36	$(0.21)	$0.15	$(0.71)	$(0.12)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

94	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$(0.80)	$17.83	1.37%	$207	0.50%	5.11%	3.22%	12%
—	18.38	22.53	78	0.50	9.98	3.36	21

$(0.71)	$17.72	1.01%	$105	1.25%	5.86%	2.91%	12%
—	18.25	21.67	71	1.25	8.61	2.61	21

$(0.80)	$17.84	1.38%	$148	0.50%	5.11%	3.58%	12%
—	18.40	22.67	91	0.50	8.84	3.36	21

$(0.74)	$17.84	1.25%	$12	0.75%	5.36%	3.58%	12%
—	18.35	22.33	12	0.75	7.76	3.11	21

$(0.80)	$17.89	1.48%	$12	0.30%	4.86%	4.04%	12%
—	18.43	22.87	12	0.30	6.52	3.56	21

$(0.81)	$17.90	1.57%	$5,058	0.20%	4.76%	3.99%	12%
—	18.45	23.00	4,306	0.20	6.42	3.66	21

$(0.78)	$17.88	1.41%	$12	0.45%	5.01%	3.88%	12%
—	18.40	22.67	12	0.45	6.67	3.41	21

$(0.85)	$17.88	0.86%	$84	0.53%	5.57%	3.71%	10%
—	18.58	23.87	40	0.53	10.16	3.38	25

$(0.79)	$17.75	0.46%	$94	1.28%	6.32%	2.14%	10%
—	18.46	23.07	30	1.28	10.57	2.63	25

$(0.85)	$17.89	0.80%	$159	0.53%	5.57%	3.21%	10%
—	18.59	23.93	65	0.53	10.35	3.38	25

$(0.79)	$17.88	0.69%	$12	0.78%	5.82%	3.68%	10%
—	18.55	23.67	12	0.78	8.76	3.13	25

$(0.85)	$17.94	0.92%	$13	0.33%	5.32%	4.12%	10%
—	18.62	24.13	13	0.33	6.56	3.58	25

$(0.87)	$17.95	0.95%	$4,388	0.23%	5.22%	4.06%	10%
—	18.64	24.27	3,654	0.23	6.46	3.68	25

$(0.83)	$17.92	0.85%	$13	0.48%	5.47%	3.97%	10%
—	18.60	24.00	12	0.48	6.71	3.43	25

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	95

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2030:
Class A
5/31/2010+	$19.36	$0.29	$(0.23)	$0.06	$(0.63)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
5/31/2010+	$19.28	$0.19	$(0.22)	$(0.03)	$(0.57)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
5/31/2010+	$19.40	$0.27	$(0.22)	$0.05	$(0.63)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
5/31/2010+	$19.37	$0.30	$(0.28)	$0.02	$(0.56)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
5/31/2010+	$19.45	$0.34	$(0.27)	$0.07	$(0.63)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Institutional Class
5/31/2010+	$19.47	$0.34	$(0.27)	$0.07	$(0.64)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
5/31/2010+	$19.43	$0.33	$(0.28)	$0.05	$(0.60)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—
AGI Solutions 2040:
Class A
5/31/2010+	$20.08	$0.39	$(0.51)	$(0.12)	$(0.60)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
5/31/2010+	$19.92	$0.33	$(0.53)	$(0.20)	$(0.49)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
5/31/2010+	$20.05	$0.29	$(0.42)	$(0.13)	$(0.57)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
5/31/2010+	$20.03	$0.36	$(0.51)	$(0.15)	$(0.53)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
5/31/2010+	$20.12	$0.41	$(0.52)	$(0.11)	$(0.59)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Institutional Class
5/31/2010+	$20.13	$0.41	$(0.50)	$(0.09)	$(0.61)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
5/31/2010+	$20.09	$0.39	$(0.51)	$(0.12)	$(0.57)	$(0.04)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

96	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$(0.67)	$18.75	0.17%	$312	0.63%	5.14%	3.00%	17%
—	19.36	29.07	179	0.63	9.16	2.47	11

$(0.61)	$18.64	(0.22)%	$182	1.37%	5.89%	2.04%	17%
—	19.28	28.53	78	1.38	9.74	1.72	11

$(0.67)	$18.78	0.16%	$209	0.63%	5.14%	2.86%	17%
—	19.40	29.33	123	0.63	8.98	2.47	11

$(0.60)	$18.79	0.03%	$13	0.88%	5.39%	3.08%	17%
—	19.37	29.13	13	0.88	7.74	2.22	11

$(0.67)	$18.85	0.26%	$13	0.43%	4.89%	3.53%	17%
—	19.45	29.67	13	0.43	6.37	2.67	11

$(0.68)	$18.86	0.29%	$4,596	0.33%	4.79%	3.57%	17%
—	19.47	29.80	4,163	0.33	6.27	2.77	11

$(0.64)	$18.84	0.14%	$13	0.58%	5.04%	3.38%	17%
—	19.43	29.53	13	0.58	6.52	2.52	11

$(0.64)	$19.32	(0.68)%	$57	0.56%	5.47%	3.92%	23%
—	20.08	33.87	23	0.56	11.53	1.93	13

$(0.53)	$19.19	(1.13)%	$36	1.31%	6.22%	3.36%	23%
—	19.92	32.80	42	1.31	11.89	1.18	13

$(0.61)	$19.31	(0.72)%	$111	0.56%	5.47%	2.90%	23%
—	20.05	33.67	45	0.56	10.43	1.93	13

$(0.57)	$19.31	(0.85)%	$13	0.81%	5.72%	3.60%	23%
—	20.03	33.53	14	0.81	10.01	1.68	13

$(0.63)	$19.38	(0.69)%	$13	0.36%	5.22%	4.05%	23%
—	20.12	34.13	13	0.36	6.43	2.13	13

$(0.65)	$19.39	(0.56)%	$4,292	0.26%	5.12%	4.11%	23%
—	20.13	34.20	4,100	0.26	6.33	2.23	13

$(0.61)	$19.36	(0.75)%	$13	0.51%	5.37%	3.89%	23%
—	20.09	33.93	13	0.51	6.58	1.98	13

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	97

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2050:
Class A
5/31/2010+	$20.07	$0.38	$(0.51)	$(0.13)	$(0.59)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
5/31/2010+	$19.96	$0.32	$(0.52)	$(0.20)	$(0.47)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
5/31/2010+	$20.09	$0.38	$(0.51)	$(0.13)	$(0.60)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
5/31/2010+	$20.06	$0.37	$(0.53)	$(0.16)	$(0.55)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
5/31/2010+	$20.14	$0.42	$(0.53)	$(0.11)	$(0.61)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Institutional Class
5/31/2010+	$20.16	$0.43	$(0.53)	$(0.10)	$(0.63)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
5/31/2010+	$20.11	$0.41	$(0.53)	$(0.12)	$(0.59)	$(0.03)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

98	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$(0.62)	$19.32	(0.75)%	$49	0.56%	6.15%	3.83%	21%
—	20.07	33.80	30	0.56	9.92	1.91	11

$(0.50)	$19.26	(1.09)%	$13	1.31%	6.90%	3.23%	21%
—	19.96	33.07	13	1.31	10.64	1.16	11

$(0.63)	$19.33	(0.77)%	$121	0.56%	6.15%	3.79%	21%
—	20.09	33.93	91	0.56	11.64	1.91	11

$(0.58)	$19.32	(0.85)%	$14	0.81%	6.40%	3.71%	21%
—	20.06	33.73	13	0.81	10.14	1.66	11

$(0.64)	$19.39	(0.68)%	$13	0.36%	5.90%	4.19%	21%
—	20.14	34.27	14	0.36	7.10	2.11	11

$(0.66)	$19.40	(0.65)%	$4,020	0.26%	5.80%	4.27%	21%
—	20.16	34.40	3,963	0.26	7.00	2.21	11

$(0.62)	$19.37	(0.75)%	$13	0.51%	6.05%	4.03%	21%
—	20.11	34.07	14	0.51	7.25	1.96	11

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	99

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Core Allocation:
Class A
5/31/2010+	$9.84	$0.16	$(0.15)	$0.01	$(0.22)	$—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
6/30/2005	10.60	0.22	0.50	0.72	(0.24)	—
Class B
5/31/2010+	$9.92	$0.13	$(0.16)	$(0.03)	$(0.13)	$—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
Class C
5/31/2010+	$9.89	$0.13	$(0.16)	$(0.03)	$(0.13)	$—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
Class D
5/31/2010+	$9.83	$0.15	$(0.14)	$0.01	$(0.23)	$—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/09* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class R
5/31/2010+	$9.81	$0.15	$(0.15)	$—	$(0.21)	$—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/09* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class P
5/31/2010+	$9.84	$0.17	$(0.15)	$0.02	$(0.25)	$—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/09* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
Institutional Class
5/31/2010+	$9.77	$0.17	$(0.14)	$0.03	$(0.25)	$—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
6/30/2005	10.61	0.32	0.45	0.77	(0.29)	—
Administrative Class
5/31/2010+	$9.83	$0.17	$(0.15)	$0.02	$(0.03)	$—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/09* -6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
+	Unaudited.
*	Commencement of operations.
**	Year end changed from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.

100	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Redemption Fees (a)		Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover

$—	$(0.22)	$—		$9.63	0.04%	$60,293	0.56	%(e)	1.32	%(e)	3.25	%(e)	30%
—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.09)	(0.49)	—	(b)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
(0.14)	(1.32)	—	(b)	10.62	(5.45)	63,265	0.65		0.65		2.74		17
—	(0.92)	—	(b)	12.57	14.82	70,370	0.72		0.72		1.98		17
—	(0.29)	—	(b)	11.78	9.03	65,643	0.65		0.65		1.65		6
—	(0.24)	—		11.08	6.84	48,049	0.65		0.65		2.04		25

$—	$(0.13)	$—		$9.76	(0.25)%	$23,796	1.31	%(e)	2.07	%(e)	2.60	%(e)	30%
—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
(0.14)	(1.15)	—	(b)	10.70	(6.07)	60,519	1.40		1.40		2.03		17
—	(0.76)	—	(b)	12.57	13.98	82,725	1.47		1.47		1.19		17
—	(0.20)	—	(b)	11.72	8.20	80,506	1.40		1.40		0.86		6
—	(0.16)	—		11.01	5.91	71,858	1.40		1.40		1.30		25

$—	$(0.13)	$—		$9.73	(0.29)%	$84,335	1.31	%(e)	2.07	%(e)	2.54	%(e)	30%
—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
(0.14)	(1.16)	—	(b)	10.68	(6.10)	138,659	1.40		1.40		1.99		17
—	(0.78)	—	(b)	12.55	14.06	168,495	1.47		1.47		1.23		17
—	(0.20)	—	(b)	11.72	8.21	140,987	1.40		1.40		0.87		6
—	(0.16)	—		11.01	5.92	120,586	1.40		1.40		1.31		25

$—	$(0.23)	$—		$9.61	(0.01)%	$16	0.56	%(e)	1.43	%(e)	3.09	%(e)	30%
—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.21)	$—		$9.60	0.01%	$12	0.81	%(e)	1.62	%(e)	3.02	%(e)	30%
—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.25)	$—		$9.61	0.17%	$1,487	0.36	%(e)	1.17	%(e)	3.55	%(e)	30%
—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.25)	$—		$9.55	0.28%	$34,035	0.26	%(e)	1.06	%(e)	3.52	%(e)	30%
—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.10)	(0.53)	—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
(0.14)	(1.44)	—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
—	(1.03)	—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17
—	(0.35)	—	(b)	11.80	9.56	745	0.10		0.10		2.05		6
—	(0.29)	—		11.09	7.35	909	0.10		0.15		2.93		25

$—	$(0.03)	$—		$9.82	0.08%	$12	0.51	%(e)	1.30	%(e)	3.32	%(e)	30%
—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	101

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Growth Allocation:
Class A
5/31/2010+	$19.96	$0.27	$(0.42)	$(0.15)	$(0.46)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
5/31/2010+	$19.87	$0.27	$(0.48)	$(0.21)	$(0.43)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
5/31/2010+	$19.96	$0.40	$(0.54)	$(0.14)	$(0.44)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
5/31/2010+	$19.93	$0.38	$(0.53)	$(0.15)	$(0.42)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
5/31/2010+	$19.99	$0.42	$(0.54)	$(0.12)	$(0.46)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
5/31/2010+	$20.00	$0.43	$(0.54)	$(0.11)	$(0.47)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
5/31/2010+	$19.97	$0.41	$(0.55)	$(0.14)	$(0.44)	$(0.03)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—
AGI Solutions Retirement Income:
Class A
5/31/2010+	$17.81	$0.28	$(0.06)	$0.22	$(0.42)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
5/31/2010+	$17.83	$0.17	$(0.01)	$0.16	$(0.46)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
5/31/2010+	$17.83	$0.33	$(0.11)	$0.22	$(0.38)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
5/31/2010+	$17.86	$0.30	$(0.10)	$0.20	$(0.31)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
5/31/2010+	$17.85	$0.34	$(0.10)	$0.24	$(0.52)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Institutional Class
5/31/2010+	$17.85	$0.34	$(0.09)	$0.25	$(0.54)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
5/31/2010+	$17.83	$0.33	$(0.11)	$0.22	$(0.49)	$(0.17)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

102	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$(0.49)	$19.32	(0.83)%	$364	0.54%	4.87%	2.64%	44%
—	19.96	33.07	41	0.54	6.46	1.57	6

$(0.46)	$19.20	(1.11)%	$335	1.29%	5.62%	2.71%	44%
—	19.87	32.47	181	1.29	7.21	0.82	6

$(0.47)	$19.35	(0.75)%	$14	0.54%	4.87%	3.93%	44%
—	19.96	33.07	13	0.54	6.46	1.57	6

$(0.45)	$19.33	(0.89)%	$13	0.79%	5.12%	3.75%	44%
—	19.93	32.87	13	0.79	6.71	1.32	6

$(0.49)	$19.38	(0.66)%	$13	0.34%	4.62%	4.20%	44%
—	19.99	33.27	13	0.34	6.31	1.77	6

$(0.50)	$19.39	(0.60)%	$3,897	0.24%	4.52%	4.29%	44%
—	20.00	33.33	3,920	0.24	6.21	1.87	6

$(0.47)	$19.36	(0.75)%	$13	0.49%	4.77%	4.05%	44%
—	19.97	33.13	13	0.49	6.46	1.62	6

$(0.59)	$17.44	1.22%	$487	0.52%	5.16%	3.24%	11%
(0.43)	17.81	21.95	256	0.52	8.79	3.42	26

$(0.63)	$17.36	0.90%	$831	1.27%	5.91%	2.00%	11%
(0.30)	17.83	21.11	133	1.27	10.38	2.67	26

$(0.55)	$17.50	1.20%	$84	0.52%	5.16%	3.82%	11%
(0.41)	17.83	21.93	73	0.52	8.81	3.42	26

$(0.48)	$17.58	1.10%	$13	0.77%	5.41%	3.42%	11%
(0.35)	17.86	21.72	12	0.77	7.31	3.17	26

$(0.69)	$17.40	1.30%	$12	0.32%	4.91%	3.91%	11%
(0.43)	17.85	22.19	12	0.32	6.06	3.62	26

$(0.71)	$17.39	1.41%	$4,162	0.22%	4.81%	3.93%	11%
(0.44)	17.85	22.30	3,779	0.22	5.96	3.72	26

$(0.66)	$17.39	1.26%	$12	0.47%	5.06%	3.76%	11%
(0.43)	17.83	22.03	12	0.47	6.21	3.47	26

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	103

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Convertible:
Class A
4/12/2010* - 5/31/2010+	$26.22	$0.08	$(1.39)	$(1.31)	$—	$—
Class C
4/12/2010* - 5/31/2010+	$26.22	$0.06	$(1.40)	$(1.34)	$—	$—
Class D
4/12/2010* - 5/31/2010+	$26.22	$0.08	$(1.39)	$(1.31)	$—	$—
Class R
4/12/2010* - 5/31/2010+	$26.22	$0.07	$(1.39)	$(1.32)	$—	$—
Class P
5/31/2010+	$23.92	$0.31	$0.98	$1.29	$(0.34)	$—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)
3/31/2007	24.57	0.45	2.03	2.48	(0.47)	(2.23)
3/31/2006	22.44	0.27	3.45	3.72	(0.55)	(1.04)
3/31/2005	23.11	0.39	0.66	1.05	(0.45)	(1.27)
Institutional Class
5/31/2010+	$23.96	$0.33	$0.99	$1.32	$(0.36)	$—
4/1/2009**-11/30/2009	19.02	0.53	4.78	5.31	(0.37)	—
3/31/2009	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)
3/31/2008	24.37	0.11	0.91	1.02	(0.40)	(0.10)
12/28/2006* - 3/31/2007	23.47	0.12	0.91	1.03	(0.13)	—
Administrative Class
4/12/2010* - 5/31/2010+	$26.22	$0.08	$(1.39)	$(1.31)	$—	$—
NACM Emerging Growth:
Institutional Class
5/31/2010+	$10.05	$(0.04)	$1.28	$1.24	$—	$—
4/1/2009**-11/30/2009	6.59	(0.03)	3.49	3.46	—	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)
3/31/2007	13.90	(0.07)	0.19	0.12	—	(0.93)
3/31/2006	9.77	(0.11)	4.25	4.14	—	(0.01)
3/31/2005	9.61	(0.07)	0.23	0.16	—	—
+	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98%, 0.89%, 0.85%, 0.87% and 0.85% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.74%, 0.73%, 0.64% and 0.60% for the period ended November 30, 2009, the years ended March 31, 2009, March 31, 2008 and the period ended March 31, 2007, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90%, 0.72%, 0.72%, 1.17% and 1.06% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

104	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$24.91	(5.00)%	$492	1.07	%(c)	1.08	%(c)	2.48	%(c)	46%

$—	$24.88	(5.11)%	$19	1.82	%(c)	1.83	%(c)	1.72	%(c)	46%

$—	$24.91	(5.00)%	$9	1.07	%(c)	1.08	%(c)	2.35	%(c)	46%

$—	$24.90	(5.03)%	$9	1.32	%(c)	1.33	%(c)	2.11	%(c)	46%

(0.34)	$24.87	5.30%	$111,679	0.96	%(c)	0.96	%(c)	2.47	%(c)	46%
(0.36)	23.92	27.85	64,996	1.00	(c)(d)	1.00	(c)	3.34	(c)	84
(0.57)	19.01	(21.30)	20,664	1.03	(d)	1.03		1.86		91
(0.42)	24.88	3.84	47,773	1.03	(d)	1.03		1.45		98
(2.70)	24.35	10.79	39,022	1.02	(d)	1.02		1.89		92
(1.59)	24.57	17.15	31,627	1.03	(d)	1.14		1.02		92
(1.72)	22.44	4.62	35,397	1.02	(d)	1.10		1.68		102

$(0.36)	$24.92	5.35%	$314,642	0.80	%(c)	0.80	%(c)	2.65	%(c)	46%
(0.37)	23.96	28.10	318,393	0.75	(c)(e)	0.75	(c)	3.61	(c)	84
(0.62)	19.02	(21.11)	247,651	0.78	(e)	0.78		2.48		91
(0.50)	24.89	4.07	253,227	0.78	(e)	0.78		1.70		98
(0.13)	24.37	4.39	97,007	0.77	(c)(e)	0.77	(c)	1.97	(c)	92

$—	$24.91	(5.00)%	$10	1.00	%(c)	1.00	%(c)	2.42	%(c)	46%

$—	$11.29	12.34%	16,879	1.20	%(c)	1.98	%(c)	(0.78	)%(c)	32%
—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(f)	(0.53	)(c)	97
—	6.59	(42.45)	6,591	1.21		1.21	(f)	(0.34)		146
(0.88)	11.45	(7.01)	7,499	1.21		1.21	(f)	(0.46)		129
(0.93)	13.09	1.30	7,409	1.21		1.21	(f)	(0.54)		148
(0.01)	13.90	42.38	6,721	1.50		1.89	(f)	(1.04)		128
—	9.77	1.66	12,043	1.46		1.63	(f)	(0.75)		142

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM High Yield Bond:
Class A
4/12/2010* - 5/31/2010+	$9.65	$0.35	$(0.56)	$(0.21)	$— (e)	$—
Class C
4/12/2010* -5/31/2010+	$9.65	$0.27	$(0.49)	$(0.22)	$— (e)	$—
Class D
4/12/2010* - 5/31/2010+	$9.65	$0.34	$(0.54)	$(0.20)	$(0.12)	$—
Class R
4/12/2010* - 5/31/2010+	$9.65	$0.32	$(0.53)	$(0.21)	$(0.11)	$—
Class P
4/12/2010* - 5/31/2010+	$9.65	$0.36	$(0.57)	$(0.21)	$(0.12)	$—
Institutional Class
5/31/2010+	$9.17	$0.39	$0.14	$0.53	$(0.38)	$—
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—
3/31/2007	10.00	0.73	0.30	1.03	(0.76)	—
3/31/2006	10.04	0.70	0.02	0.72	(0.76)	—
3/31/2005	10.34	0.85	(0.31)	0.54	(0.84)	—	(e)
Administrative Class
4/12/2010* - 5/31/2010+	$9.65	$0.35	$(0.56)	$(0.21)	$(0.12)	$—
+	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61%, 0.57%, 0.52%, 0.56% and 0.60% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Less than $(0.01) per share.

106	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$— (e)	$9.44	(2.14)%	$18	1.11	%(c)	1.21	%(c)	3.62	%(c)	72%

$— (e)	$9.43	(2.25)%	$32	1.86	%(c)	1.96	%(c)	2.87	%(c)	72%

$(0.12)	$9.33	(2.14)%	$12	1.11	%(c)	1.21	%(c)	3.62	%(c)	72%

$(0.11)	$9.33	(2.18)%	$10	1.36	%(c)	1.46	%(c)	3.37	%(c)	72%

$(0.12)	$9.32	(2.16)%	$10	0.96	%(c)	0.98	%(c)	3.77	%(c)	72%

$(0.38)	$9.32	5.80%	$67,932	0.65	%(c)	0.88	%(c)	4.08	%(c)	72%
(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81
(0.76)	10.27	10.76	63,925	0.64		0.64	(d)	7.21		92
(0.76)	10.00	7.40	81,187	0.64		0.82	(d)	6.70		112
(0.84)	10.04	5.40	131,677	0.63		0.82	(d)	7.82		123

$(0.12)	$9.32	(2.18)%	$10	1.11	%(c)	1.13	%(c)	3.62	%(c)	72%

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM International Growth:
Class A
5/31/2010+	$4.58	$0.03		$(0.38)	$(0.35)	$(0.06)	$—
2/2/2009* - 11/30/2009	3.40	0.03		1.15	1.18	—	—
Class C
5/31/2010+	$4.55	$0.01		$(0.36)	$(0.35)	$(0.05)	$—
2/2/2009* - 11/30/2009	3.40	(—	)(e)	1.15	1.15	—	—
Class D
5/31/2010+	$4.58	$0.02		$(0.36)	$(0.34)	$(0.06)	$—
2/2/2009* - 11/30/2009	3.40	0.03		1.15	1.18	—	—
Class R
5/31/2010+	$4.57	$0.01		$(0.36)	$(0.35)	$(0.04)	$—
2/2/2009* - 11/30/2009	3.40	0.02		1.15	1.17	—	—
Class P
5/31/2010+	$4.59	$0.03		$(0.37)	$(0.34)	$(0.05)	$—
2/2/2009* - 11/30/2009	3.40	0.04		1.15	1.19	—	—
Institutional Class
5/31/2010+	$4.60	$0.07		$(0.41)	$(0.34)	$(0.06)	$—
11/30/2009	4.98	0.06		0.90	0.96	(0.17)	(1.17)
4/1/2008** - 11/30/2008	8.46	0.10		(3.58)	(3.48)	—	—
3/31/2008	22.35	0.17		3.82	3.99	(0.29)	(17.59)
3/31/2007	22.69	0.07		2.86	2.93	(0.07)	(3.20)
3/31/2006	20.47	0.16		6.05	6.21	—	(3.99)
3/31/2005	19.09	0.08		1.72	1.80	—	(0.42)
+	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99%, 1.14%, 0.99% and 1.08% for the period ended November 30, 2008 and the years ended March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Less than $(0.01) per share.

108	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(0.06)	$4.17	(7.73)%	$154	1.56	%(c)	2.51	%(c)	1.32	%(c)	79%
—	4.58	34.71	43	1.56	(c)	4.40	(c)	0.69	(c)	133

$(0.05)	$4.15	(7.74)%	$124	2.31	%(c)	3.26	%(c)	0.41	%(c)	79%
—	4.55	33.82	28	2.31	(c)	5.15	(c)	(0.06	)(c)	133

$(0.06)	$4.18	(7.62)%	$24	1.56	%(c)	2.51	%(c)	0.86	%(c)	79%
—	4.58	34.71	22	1.56	(c)	4.40	(c)	0.69	(c)	133

$(0.04)	$4.18	(7.66)%	$12	1.82	%(c)	2.76	%(c)	0.56	%(c)	79%
—	4.57	34.41	13	1.82	(c)	4.65	(c)	0.43	(c)	133

$(0.05)	$4.20	(7.44)%	$12	1.30	%(c)	2.26	%(c)	1.13	%(c)	79%
—	4.59	35.00	14	1.30	(c)	4.25	(c)	0.95	(c)	133

$(0.06)	$4.20	(7.41)%	$85,166	0.98	%(c)	2.16	%(c)	3.15	%(c)	79%
(1.34)	4.60	29.21	7,458	0.95		3.91		1.30		133
—	4.98	(41.13)	5,878	1.42	(c)	1.42	(c)(d)	1.90	(c)	29
(17.88)	8.46	11.37	9,496	1.38		1.38	(d)	1.02		113
(3.27)	22.35	13.80	15,000	1.41		1.41	(d)	0.30		119
(3.99)	22.69	33.63	45,889	1.37		1.37	(d)	0.73		167
(0.42)	20.47	9.49	41,394	1.39		1.39	(d)	0.42		203

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM International Growth Opportunities:
Class A
4/12/2010* - 5/31/2010+	$28.30	$0.09	$(3.77)	$(3.68)	$—	$—
Class C
4/12/2010* - 5/31/2010+	$28.30	$0.06	$(3.77)	$(3.71)	$—	$—
Class D
4/12/2010* - 5/31/2010+	$28.30	$0.08	$(3.76)	$(3.68)	$—	$—
Class R
4/12/2010* - 5/31/2010+	$28.30	$0.08	$(3.77)	$(3.69)	$—	$—
Class P
5/31/2010+	$25.86	$0.14	$(2.22)	$(2.08)	$—	$—
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)
3/16/2007	49.86	0.05	9.07	9.12	—	(1.62)
3/31/2006	35.01	(0.01)	15.10	15.09	(0.24)	—
3/31/2005	29.43	0.32	5.35	5.67	(0.09)	—
Institutional Class
5/31/2010+	$26.91	$0.27	$(2.55)	$(2.28)	$—	$—
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)
3/16/2007	50.01	0.02	9.22	9.24	—	(1.62)
3/31/2006	35.02	0.13	15.06	15.19	(0.20)	—
3/31/2005	29.47	0.38	5.32	5.70	(0.15)	—
Administrative Class
4/12/2010* - 5/31/2010+	$28.30	$0.09	$(3.77)	$(3.68)	$—	$—
+	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17%, 1.13%, 1.18%, 1.07% and 1.11% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01%, 1.00%, 1.03%, 0.91% and 0.97% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

110	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$24.62	(13.00)%	$9	1.66	%(c)	4.41	%(c)	2.52	%(c)	11%

$—	$24.59	(13.11)%	$9	2.41	%(c)	5.16	%(c)	1.77	%(c)	11%

$—	$24.62	(13.00)%	$19	1.66	%(c)	4.41	%(c)	2.39	%(c)	11%

$—	$24.61	(13.04)%	$9	1.91	%(c)	4.66	%(c)	2.28	%(c)	11%

$—	$23.78	(7.45)%	$52,868	1.33	%(c)	4.20	%(c)	1.05	%(c)	11%
—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(d)	0.90	(c)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(d)	1.14		106
(20.83)	40.10	2.74	113,239	1.44		1.44	(d)	0.26		86
(1.62)	57.36	18.71	104,003	1.43		1.43	(d)	0.09		127
(0.24)	49.86	43.34	107,749	1.38		1.38	(d)	(0.02)		168
(0.09)	35.01	19.28	55,462	1.42		1.42	(d)	1.05		110

$—	$24.63	(7.42)%	$53,462	1.27	%(c)	3.95	%(c)	2.02	%(c)	11%
—	26.91	58.95	14,224	1.26		1.26	(c)(e)	1.09	(c)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(e)	1.27		106
(19.91)	41.28	2.90	8,213	1.27		1.27	(e)	0.57		86
(1.62)	57.63	18.90	73,640	1.28		1.28	(e)	0.05		127
(0.20)	50.01	43.55	32,565	1.22		1.22	(e)	0.36		168
(0.15)	35.02	19..40	35,233	1.27		1.27	(e)	1.19		110

$—	$24.62	(13.00)%	$9	1.66	%(c)	4.31	%(c)	2.53	%(c)	11%

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value End of Period
NACM Micro Cap:
Institutional Class
5/31/2010+	$10.44	$(0.08)	$1.65	$1.57	$—	$12.01
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—	10.44
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (g)	7.58
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)	11.60
3/31/2007	17.43	(0.12)	(0.19)	(0.31)	(1.79)	15.33
3/31/2006	12.83	(0.11)	5.06	4.95	(0.35)	17.43
3/31/2005	14.69	(0.09)	(1.09)	(1.18)	(0.68)	12.83
NACM Small to Mid Cap Growth:
Institutional Class
5/31/2010+	$7.98	$(0.02)	$0.72	$0.70	$—	$8.68
4/1/2009** - 11/30/2009	5.42	(0.01)	2.57	2.56	—	7.98
3/31/2009	9.02	(0.03)	(3.57)	(3.60)	—	5.42
7/31/2007* - 3/31/2008	10.00	(0.03)	(0.95)	(0.98)	—	9.02
NACM Ultra Micro Cap:
Institutional Class
5/31/2010+	$8.93	$(0.10)	$2.43	$2.33	$—	$11.26
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—	8.93
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	5.78
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—	9.28
+	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, 1.38%, 1.19%, 1.10% and 1.12% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.91%, 0.81% and 0.80% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(g)	Less than $(0.01) per share.

112	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment (Loss) to Average Net Assets		Portfolio Turnover

15.04%	$61,982	1.56	%(c)	1.61	%(c)	(1.34	)%(c)	62%
37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
(13.25)	60,122	1.58		1.58	(d)	(1.19)		139
(1.35)	84,405	1.58		1.58	(d)	(0.75)		165
39.04	78,058	1.57		1.64	(d)	(0.78)		180
(8.17)	69,246	1.56		1.63	(d)	(0.72)		266

8.77%	$2,541	0.95	%(c)	2.00	%(c)	(0.47	)%(c)	30%
47.23	4,561	0.95	(c)	0.95	(c)(e)	(0.21	)(c)	119
(39.91)	3,102	0.97		0.97	(e)	(0.44)		179
9.80	4,862	0.95	(c)	0.95	(c)(e)	(0.50	)(c)	105

26.09%	$2,239	2.28	%(c)	3.79	%(c)	(1.94	)%(c)	60%
54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87
(37.72)	1,084	2.40		2.40	(f)	(2.05)		109
(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Global Dividend Value:
Class A
5/31/2010+	$18.16	$0.29	$(1.32)	$(1.03)	$(0.34)	$(0.35)
6/26/09* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
5/31/2010+	$18.12	$0.23	$(1.31)	$(1.08)	$(0.37)	$(0.35)
6/26/09* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
5/31/2010+	$18.17	$0.31	$(1.34)	$(1.03)	$(0.37)	$(0.35)
6/26/09* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
5/31/2010+	$18.17	$0.29	$(1.29)	$(1.00)	$(0.41)	$(0.35)
6/26/09* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
5/31/2010+	$18.17	$0.30	$(1.29)	$(0.99)	$(0.42)	$(0.35)
6/26/09* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
RCM All Horizons:
Class A
5/31/2010+	$12.58	$(0.01)	$(0.88)	$(0.89)	$(0.07)	$—
11/30/2009	9.73	0.06	2.81	2.87	(0.02)	—
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—	—
Class C
5/31/2010+	$12.47	$(0.06)	$(0.88)	$(0.94)	$— (d)	$—
11/30/2009	9.70	(0.03)	2.80	2.77	— (d)	—
7/15/2008* - 11/30/2008	15.00	(0.02)	(5.28)	(5.30)	—	—
Class D
5/31/2010+	$12.58	$(0.03)	$(0.85)	$(0.88)	$(0.06)	$—
11/30/2009	9.73	0.05	2.82	2.87	(0.02)	—
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—	—
Class P
5/31/2010+	$12.60	$(0.01)	$(0.87)	$(0.88)	$(0.07)	$—
11/30/2009	9.74	0.08	2.83	2.91	(0.05)	—
7/15/2008* - 11/30/2008	15.00	0.03	(5.29)	(5.26)	—	—
Institutional Class
5/31/2010+	$12.60	$— (d)	$(0.87)	$(0.87)	$(0.08)	$—
11/30/2009	9.75	0.09	2.82	2.91	(0.06)	—
7/15/2008* - 11/30/2008	15.00	0.03	(5.28)	(5.25)	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

114	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions		Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

	$(0.69)	$16.44	(5.99)%	$832	1.50	%(c)	5.66	%(c)	3.32	%(c)	21%
	—	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

	$(0.72)	$16.32	(6.31)%	$550	2.25	%(c)	6.41	%(c)	2.62	%(c)	21%
	—(d )	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

	$(0.72)	$16.42	(6.02)%	$163	1.50	%(c)	5.66	%(c)	3.51	%(c)	21%
	—	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

	$(0.76)	$16.41	(5.87)%	$12	1.30	%(c)	5.41	%(c)	3.28	%(c)	21%
	—	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

	$(0.77)	$16.41	(5.81)%	$2,920	1.20	%(c)	5.31	%(c)	3.39	%(c)	21%
	—	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

	$—	$11.62	(7.09)%	$231	1.66	%(c)	9.90	%(c)	(0.22	)%(c)	110%
	—	12.58	29.58	65	1.66		22.14		0.48		171
	—	9.73	(35.13)	7	1.66	(c)	18.41	(c)	0.30	(c)	120

$	—(d )	$11.53	(7.54)%	$101	2.41	%(c)	10.65	%(c)	(0.92	)%(c)	110%
	—(d )	12.47	28.58	33	2.41		18.92		(0.27)		171
	—	9.70	(35.33)	8	2.41	(c)	19.16	(c)	(0.43	)(c)	120

	$—	$11.64	(7.02)%	$8	1.66	%(c)	9.90	%(c)	(0.41	)%(c)	110%
	—	12.58	29.58	10	1.66		17.90		0.48		171
	—	9.73	(35.13)	6	1.66	(c)	9.65	(c)	0.30	(c)	120

	$—	$11.65	(6.99)%	$8	1.40	%(c)	9.65	%(c)	(0.13	)%(c)	110%
	—	12.60	29.97	8	1.40		14.01		0.74		171
	—	9.74	(35.07)	7	1.40	(c)	18.15	(c)	0.56	(c)	120

	$—	$11.65	(6.91)%	$1,610	1.30	%(c)	9.55	%(c)	(0.03	)%(c)	110%
	—	12.60	29.96	1,690	1.30		13.91		0.84		171
	—	9.75	(35.00)	1,299	1.30	(c)	18.05	(c)	0.66	(c)	120

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	115

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period		Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Disciplined Equity:
Class A
5/31/2010+	$14.53		$0.04	$(0.19)	$(0.15)	$(0.05)	$(0.46)	$(0.51)
11/30/2009	10.58		0.08	4.11	4.19	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00		0.04	(4.46)	(4.42)	—	—	—
Class C
5/31/2010+	$14.39		$(0.02)	$(0.19)	$(0.21)	$— (e)	$(0.46)	$(0.46)
11/30/2009	10.56		(0.02)	4.09	4.07	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00		0.02	(4.46)	(4.44)	—	—	—
Class D
5/31/2010+	$14.57		$0.04	$(0.19)	$(0.15)	$(0.06)	$(0.46)	$(0.52)
11/30/2009	10.58		0.08	4.13	4.21	(0.04)	(0.18)	(0.22)
7/15/2008* - 11/30/2008	15.00		0.04	(4.46)	(4.42)	—	—	—
Class P
5/31/2010+	$14.60		$0.05	$(0.18)	$(0.13)	$(0.06)	$(0.46)	$(0.52)
11/30/2009	10.59		0.11	4.13	4.24	(0.05)	(0.18)	(0.23)
7/15/2008* - 11/30/2008	15.00		0.05	(4.46)	(4.41)	—	—	—
Institutional Class
5/31/2010+	$14.60		$0.06	$(0.18)	$(0.12)	$(0.07)	$(0.46)	$(0.53)
11/30/2009	10.60		0.12	4.12	4.24	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00		0.06	(4.46)	(4.40)	—	—	—
RCM Global EcoTrendsSM:
Class A
5/31/2010+	$20.84		$(0.06)	$(2.99)	$(3.05)	$—	$—	$—
11/30/2009	16.34		(0.09)	4.59	4.50	—	—	—
11/30/2008	36.99		(0.24)	(20.03)	(20.27)	—	(0.38)	(0.38)
1/31/2007* - 11/30/2007	23.88	**	(0.19)	13.35	13.16	—	—	—
Class C
5/31/2010+	$20.66		$(0.13)	$(2.96)	$(3.09)	$—	$—	$—
11/30/2009	16.32		(0.25)	4.59	4.34	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.07)	(15.18)	(15.25)	—	—	—
Class D
5/31/2010+	$20.85		$(0.06)	$(2.99)	$(3.05)	$—	$—	$—
11/30/2009	16.34		(0.12)	4.63	4.51	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.07)	(15.16)	(15.23)	—	—	—
Class P
5/31/2010+	$20.91		$(0.03)	$(3.01)	$(3.04)	$—	$—	$—
11/30/2009	16.36		(0.05)	4.60	4.55	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
Institutional Class
5/31/2010+	$20.92		$(0.01)	$(3.02)	$(3.03)	$—	$—	$—
11/30/2009	16.36		(0.03)	4.59	4.56	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
+	Unaudited.
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

116	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Common Stock Offering Costs	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$—	$13.87	(1.07)%	$1,332	1.34	%(c)	2.27	%(c)	0.48	%(c)	16%
—		—	14.53	40.58	1,686	1.34		3.97		0.63		34
—		—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18

$—		$—	$13.72	(1.50)%	$703	2.09	%(c)	3.02	%(c)	(0.27	)%(c)	16%
—		—	14.39	39.51	628	2.09		4.72		(0.12)		34
—		—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18

$—		$—	$13.90	(1.05)%	$306	1.34	%(c)	2.27	%(c)	0.59	%(c)	16%
—		—	14.57	40.66	59	1.34		3.98		0.63		34
—		—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18

$—		$—	$13.95	(0.93)%	$10	1.08	%(c)	2.02	%(c)	0.75	%(c)	16%
—		—	14.60	41.03	10	1.08		3.73		0.89		34
—		—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18

$—		$—	$13.95	(0.84)%	$14,526	0.98	%(c)	1.92	%(c)	0.88	%(c)	16%
—		—	14.60	40.98	11,087	0.98		3.63		0.99		34
—		—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18

$—		$—	$17.79	(14.64)%	$62,100	1.81	%(c)	1.82	%(c)	(0.61	)%(c)	24%
—	(e)	—	20.84	27.54	86,025	2.02		2.02		(0.48)		39
—	(e)	—	16.34	(55.36)	80,610	1.52	(d)	1.67	(d)	(0.78)		67
—		(0.05)	36.99	54.90	176,337	1.78	(c)(d)	1.78	(c)(d)	(0.96	)(c)	27

$—		$—	$17.57	(14.96)%	$7,016	2.56	%(c)	2.57	%(c)	(1.28	)%(c)	24%
—	(e)	—	20.66	26.59	7,682	2.82		2.82		(1.28)		39
—	(e)	—	16.32	(48.31)	746	2.40	(c)(d)	3.12	(c)(d)	(1.97	)(c)	67

$—		$—	$17.80	(14.63)%	$442	1.79	%(c)	1.80	%(c)	(0.55	)%(c)	24%
—	(e)	—	20.85	27.60	535	2.14		2.14		(0.60)		39
—	(e)	—	16.34	(48.21)	5	1.65	(c)(d)	2.37	(c)(d)	(1.32	)(c)	67

$—		$—	$17.87	(14.54)%	$8,153	1.58	%(c)	1.60	%(c)	(0.31	)%(c)	24%
—	(e)	—	20.91	27.81	8,754	1.79		1.79		(0.25)		39
—	(e)	—	16.36	(48.18)	97	1.40	(c)(d)	2.12	(c)(d)	(0.97	)(c)	67

$—		$—	$17.89	(14.48)%	$31	1.48	%(c)	1.50	%(c)	(0.08	)%(c)	24%
—	(e)	—	20.92	27.87	24	1.69		1.69		(0.15)		39
—	(e)	—	16.36	(48.18)	13	1.30	(c)(d)	2.02	(c)(d)	(0.92	)(c)	67
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).
(e)	Less than $(0.01) per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	117

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Water:
Class A
5/31/2010+	$7.99	$0.04		$(0.66)	$(0.62)		$(0.01)
11/30/2009	6.28	0.06		1.84	1.90		(0.19)
3/31/2008* - 11/30/2008	10.00	0.20		(3.92)	(3.72)		—
Class C
5/31/2010+	$7.93	$0.01		$(0.66)	$(0.65)	$	—(e )
11/30/2009	6.24	0.01		1.84	1.85		(0.16)
3/31/2008* - 11/30/2008	10.00	0.16		(3.92)	(3.76)		—
Class D
5/31/2010+	$7.98	$0.05		$(0.68)	$(0.63)		$(0.01)
11/30/2009	6.27	0.04		1.86	1.90		(0.19)
3/31/2008* - 11/30/2008	10.00	0.21		(3.94)	(3.73)		—
Class P
5/31/2010+	$7.99	$0.04		$(0.66)	$(0.62)		$(0.01)
11/30/2009	6.29	0.08		1.83	1.91		(0.21)
3/31/2008* - 11/30/2008	10.00	0.21		(3.92)	(3.71)		—
Institutional Class
5/31/2010+	$7.94	$0.05		$(0.66)	$(0.61)		$(0.01)
11/30/2009	6.29	0.09		1.82	1.91		(0.26)
7/15/2008* - 11/30/2008	9.01	0.07		(2.79)	(2.72)		—
RCM International Opportunities:
Class A
5/31/2010+	$12.49	$0.05		$(1.54)	$(1.49)		$(0.07)
11/30/2009	9.22	0.13		3.19	3.32		(0.05)
7/15/2008* - 11/30/2008	15.00	0.03		(5.81)	(5.78)		—
Class C
5/31/2010+	$12.41	$0.05		$(1.58)	$(1.53)		$(0.01)
11/30/2009	9.20	0.04		3.18	3.22		(0.01)
7/15/2008* - 11/30/2008	15.00	—	(e)	(5.80)	(5.80)		—
Class D
5/31/2010+	$12.49	$0.10		$(1.60)	$(1.50)		$(0.06)
11/30/2009	9.22	0.12		3.20	3.32		(0.05)
7/15/2008* - 11/30/2008	15.00	0.03		(5.81)	(5.78)		—
Class P
5/31/2010+	$12.51	$0.11		$(1.59)	$(1.48)		$(0.07)
11/30/2009	9.23	0.15		3.20	3.35		(0.07)
7/15/2008* - 11/30/2008	15.00	0.04		(5.81)	(5.77)		—
Institutional Class
5/31/2010+	$12.52	$0.12		$(1.60)	$(1.48)		$(0.08)
11/30/2009	9.24	0.17		3.18	3.35		(0.07)
7/15/2008* - 11/30/2008	15.00	0.05		(5.81)	(5.76)		—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, redemption fees were eliminated.

118	Allianz Multi-Strategy Funds Semiannual Report	5.31.10	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$7.36	(7.81)%	$20,952	1.82	%(c)	1.83	%(c)	0.91	%(c)	22%
—	(e)	7.99	30.93	23,787	2.04		2.04		0.90		47
—	(e)	6.28	(37.20)	20,589	1.60	(c)(d)	2.10	(c)(d)	3.44	(c)	54

$—		$7.28	(8.20)%	$19,559	2.57	%(c)	2.58	%(c)	0.13	%(c)	22%
—	(e)	7.93	30.19	22,393	2.79		2.79		0.15		47
—	(e)	6.24	(37.60)	18,727	2.35	(c)(d)	2.85	(c)(d)	2.73	(c)	54

$—		$7.34	(7.90)%	$616	1.87	%(c)	2.01	%(c)	1.20	%(c)	22%
—	(e)	7.98	31.11	156	2.40		2.40		0.55		47
—	(e)	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45	(c)	54

$—		$7.36	(7.77)%	$9,363	1.57	%(c)	1.59	%(c)	1.07	%(c)	22%
—	(e)	7.99	31.26	12,016	1.78		1.78		1.16		47
—	(e)	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64	(c)	54

$—		$7.32	(7.80)%	$582	1.47	%(c)	1.57	%(c)	1.29	%(c)	22%
—	(e)	7.94	31.42	544	1.68		1.68		1.26		47
—	(e)	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44	(c)	54

$—		$10.93	(12.03)%	$17	1.56	%(c)	2.77	%(c)	0.74	%(c)	12%
—		12.49	36.19	42	1.56		17.58		1.16		35
—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9

$—		$10.87	(12.35)%	$30	2.31	%(c)	3.52	%(c)	0.84	%(c)	12%
—		12.41	35.05	32	2.31		12.95		0.41		35
—		9.20	(38.67)	6	2.31	(c)	10.40	(c)	(0.04	)(c)	9

$—		$10.93	(12.10)%	$10	1.56	%(c)	2.77	%(c)	1.56	%(c)	12%
—		12.49	36.19	11	1.56		10.14		1.16		35
—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9

$—		$10.96	(11.93)%	$7	1.30	%(c)	2.52	%(c)	1.82	%(c)	12%
—		12.51	36.46	9	1.30		4.66		1.42		35
—		9.23	(38.47)	7	1.30	(c)	9.39	(c)	0.97	(c)	9

$—		$10.96	(11.92)%	$11,526	1.20	%(c)	2.42	%(c)	1.92	%(c)	12%
—		12.52	36.53	12,420	1.20		4.56		1.52		35
—		9.24	(38.40)	2,463	1.20	(c)	9.29	(c)	1.07	(c)	9

See accompanying Notes to Financial Statements	5.31.10	Allianz Multi-Strategy Funds Semiannual Report	119

Notes to Financial Statements

May 31, 2010

(Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of the following twenty-two separate investment funds, each the “Fund” and collectively the “Funds”: Allianz Global Investors (“AGI”) Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2030 Fund, AGI Solutions 2040 Fund, AGI Solutions 2050 Fund, AGI Solutions Core Allocation Fund, AGI Solutions Growth Allocation Fund, AGI Solutions Retirement Income Fund, Allianz NACM Convertible Fund, Allianz NACM Emerging Growth Fund, Allianz NACM High Yield Bond Fund, Allianz NACM International Growth Fund, Allianz NACM International Growth Opportunities Fund, Allianz NACM Micro Cap Fund, Allianz NACM Small to Mid Cap Growth Fund, Allianz NACM Ultra Micro Cap Fund, Allianz NFJ Global Dividend Value Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund and Allianz RCM International Opportunities Fund. Allianz NACM Global Equity 130/30 Fund liquidated on March 30, 2010.

On March 19, 2010, Nicholas-Applegate International Growth Fund merged into Allianz NACM International Growth Fund. Nicholas-Applegate International Growth Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of Allianz NACM International Growth Fund.

On April 12, 2010 the following Nicholas-Applegate funds reorganized into the corresponding new funds of the Trust: Nicholas-Applegate U.S. Convertible Fund into Allianz NACM Convertible Fund, Nicholas-Applegate U.S. Emerging Growth Fund into Allianz NACM Emerging Growth Fund, Nicholas-Applegate U.S. High Yield Bond Fund into Allianz NACM High Yield Bond Fund, Nicholas-Applegate U.S. International Growth Opportunities Fund into Allianz NACM International Growth Opportunities Fund, Nicholas-Applegate U.S. Micro Cap Fund into Allianz NACM Micro Cap Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund into Allianz NACM Small to Mid Cap Growth Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund into Allianz NACM Ultra Micro Cap Fund. Nicholas-Applegate U.S. Convertible Fund transferred substantially all of its assets and liabilities for Class IV in exchange for Institutional Class shares and Classes I and II in exchange for Class P shares of Allianz NACM Convertible Fund. Nicholas-Applegate International Growth Opportunities Fund transferred substantially all of its assets and liabilities for Classes II and III in exchange for Institutional Class shares and Class I in exchange for Class P shares of Allianz NACM International Growth Opportunities Fund. Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate U.S. Micro Cap Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund transferred substantially all of their assets and liabilities in exchange for Institutional Class shares of the corresponding Fund in the Trust (Allianz NACM Emerging Growth Fund, Allianz NACM High Yield Bond Fund, Allianz NACM Micro Cap Fund, Allianz NACM Small to Mid Cap Growth Fund and Allianz NACM Ultra Micro Cap Fund). The costs and expenses of these reorganization transactions were borne by Allianz Global Investors Fund Management LLC (“AGIFM”) and NACM pursuant to a cost-sharing agreement.

Each Fund sold and issued shares of beneficial interest to Allianz Global Investors of America, L.P. (“Allianz Global”) as follows:

AGI Solutions 2015/AGI Solutions 2020/AGI Solutions 2030/ AGI Solutions 2040/AGI Solutions 2050/AGI Solutions Retirement Income
Class	Date	Shares	Amount
A	12/29/08	667	$10,000
C	12/29/08	667	10,000
D	12/29/08	667	10,000
R	12/29/08	666	10,000
P	12/29/08	666	10,000
Institutional	12/29/08	196,000	2,940,000
Administrative	12/29/08	667	10,000
		200,000	$3,000,000

AGI Solutions Core Allocation
Class	Date	Shares	Amount
D	5/4/09	1,220	$10,000
R	5/4/09	1,220	10,000
P	5/4/09	1,220	10,000
Administrative	5/4/09	1,220	10,000
		4,880	$40,000

AGI Solutions Growth Allocation
Class	Date	Shares	Amount
A	4/27/09	667	$10,000
C	4/27/09	666	10,000
D	4/27/09	666	10,000
R	4/27/09	667	10,000
P	4/27/09	667	10,000
Institutional	4/27/09	196,000	2,940,000
Administrative	4/27/09	667	10,000
		200,000	$3,000,000

NACM Convertible
Class	Date	Shares	Amount
A	4/12/10	382	$10,000
C	4/12/10	382	10,000
D	4/12/10	381	10,000
R	4/12/10	381	10,000
Administrative	4/12/10	381	10,000
		1,907	$50,000

NACM High Yield Bond
Class	Date	Shares	Amount
A	4/12/10	1,037	$10,000
C	4/12/10	1,037	10,000
D	4/12/10	1,036	10,000
R	4/12/10	1,036	10,000
P	4/12/10	1,036	10,000
Administrative	4/12/10	1,036	10,000
		6,218	$60,000

NACM International Growth
Class	Date	Shares	Amount
A	2/2/09	2,941	$10,000
C	2/2/09	2,941	10,000
D	2/2/09	2,941	10,000
R	2/2/09	2,941	10,000
P	2/2/09	2,941	10,000
		14,705	$50,000

NACM International Growth Opportunities
Class	Date	Shares	Amount
A	4/12/10	353	$10,000
C	4/12/10	353	10,000
D	4/12/10	354	10,000
R	4/12/10	354	10,000
Administrative	4/12/10	353	10,000
		1,767	$50,000

120	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

NFJ Global Dividend Value
Class	Date	Shares	Amount
A	6/26/09	667	$10,000
C	6/26/09	667	10,000
D	6/26/09	666	10,000
P	6/26/09	667	10,000
Institutional	6/26/09	164,000	2,460,000
		166,667	$2,500,000

RCM All Horizons
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	133,333	2,000,000
		136,000	$2,040,000

RCM Disciplined Equity
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	200,000	3,000,000
		202,667	$3,040,000

RCM Global EcoTrendsSM
Class	Date	Shares	Amount
A	1/18/07	4,189	$100,012
C	9/2/08	317	10,000
D	9/2/08	317	10,000
P	9/2/08	317	10,000
Institutional	9/2/08	317	10,000
		5,457	$140,012

RCM Global Water
Class	Date	Shares	Amount
A	3/31/08	1,000	$10,000
C	3/31/08	1,000	10,000
D	3/31/08	1,000	10,000
P	3/31/08	10,000	100,000
Institutional	7/15/08	1,110	10,000
		14,110	$140,000

RCM International Opportunities
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	266,666	4,000,000
		269,334	$4,040,000

AGIFM (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global.

Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares A, C, D, P, R, Administrative and Institutional shares. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments. The Funds are authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest.

The investment objective of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040 and AGI Solutions 2050 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AGI Solutions Core Allocation’s investment objective is to seek after-inflation capital appreciation and current income. AGI Solutions Retirement Income’s investment objective is to seek current income and, secondarily, capital appreciation. The investment objective of AGI Solutions Growth Allocation Fund is to seek primarily after-inflation capital appreciation and, secondarily, current income. Allianz NACM Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of Allianz NACM International Growth, Allianz RCM All Horizons, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendsSM, Allianz RCM Global Water and Allianz RCM International Opportunities is to seek long-term capital appreciation. Allianz NACM High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of Allianz NACM Emerging Growth, Allianz NACM International Growth Opportunities, Allianz NACM Micro Cap, Allianz NACM Small to Mid Cap Growth and Allianz NACM Ultra Micro Cap is to seek maximum long-term capital appreciation. NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	121

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Funds’ financial statements. Each Fund’s NAV is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the six months ended May 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at May 31, 2010 in valuing each Fund’s assets and liabilities is listed below:

AGI Solutions 2015:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$969,041	—	—	$969,041
Allianz Funds Multi-Strategy Trust	351,736	—	—	351,736
Exchange-Traded Funds	301,362	—	—	301,362
PIMCO Funds	3,928,626	—	—	3,928,626
Total Investments	$5,550,765	—	—	$5,550,765

AGI Solutions 2020:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$944,045	—	—	$944,045
Allianz Funds Multi-Strategy Trust	368,239	—	—	368,239
Exchange-Traded Funds	242,101	—	—	242,101
PIMCO Funds	3,210,758	—	—	3,210,758
Total Investments	$4,765,143	—	—	$4,765,143

122	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

AGI Solutions 2030:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$1,683,802	—	—	$1,683,802
Allianz Funds Multi-Strategy Trust	919,417	—	—	919,417
PIMCO Funds	2,711,440	—	—	2,711,440
Total Investments	$5,314,659	—	—	$5,314,659

AGI Solutions 2040:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$2,097,967	—	—	$2,097,967
Allianz Funds Multi-Strategy Trust	1,108,699	—	—	1,108,699
PIMCO Funds	1,333,988	—	—	1,333,988
Total Investments	$4,540,654	—	—	$4,540,654

AGI Solutions 2050:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$2,023,163	—	—	$2,023,163
Allianz Funds Multi-Strategy Trust	1,025,918	—	—	1,025,918
PIMCO Funds	1,229,077	—	—	1,229,077
Total Investments	$4,278,158	—	—	$4,278,158

AGI Solutions Core Allocation:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$82,380,307	—	—	$82,380,307
Allianz Funds Multi-Strategy Trust	29,711,350	—	—	29,711,350
PIMCO Funds	91,924,026	—	—	91,924,026
Repurchase Agreement	—	$522,000	—	522,000
Total Investments	$204,015,683	$522,000	—	$204,537,683

AGI Solutions Growth Allocation:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$2,239,909	—	—	$2,239,909
Allianz Funds Multi-Strategy Trust	1,134,174	—	—	1,134,174
PIMCO Funds	1,259,587	—	—	1,259,587
Total Investments	$4,633,670	—	—	$4,633,670

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	123

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

AGI Solutions Retirement Income:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Allianz Funds	$837,587	—	—	$837,587
Allianz Funds Multi-Strategy Trust	289,830	—	—	289,830
Exchange-Traded Funds	317,860	—	—	317,860
PIMCO Funds	4,125,439	—	—	4,125,439
Total Investments	$5,570,716	—	—	$5,570,716

NACM Convertible:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Convertible Bonds:
Pharmaceuticals	—	—	$2,960,000	$2,960,000
All Other	—	$371,506,222	—	371,506,222
Convertible Preferred Stock:
Financial Services	$5,205,862	4,713,301	—	9,919,163
All Other	27,558,614	—	—	27,558,614
Common Stock	2,100,688	—	—	2,100,688
Repurchase Agreement	—	26,621,000	—	26,621,000
Total Investments	$34,865,164	$402,840,523	$2,960,000	$440,665,687

NACM Emerging Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Communications Equipment	$437,484	$113,484	—	$550,968
All Other	15,424,204	—	—	15,424,204
Repurchase Agreement	—	863,000	—	863,000
Total Investments	$15,861,688	$976,484	—	$16,838,172

NACM High Yield Bond:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Corporate Bonds & Notes	—	$64,865,859	—	$64,865,859
Repurchase Agreement	—	1,356,000	—	1,356,000
Total Investments	—	$66,221,859	—	$66,221,859

NACM International Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$2,430,891	—	—	$2,430,891
Canada	1,030,145	—	—	1,030,145
China	878,520	$2,118,784	—	2,997,304
Israel	1,162,732	—	—	1,162,732
Japan	63,819	15,509,576	—	15,573,395
Taiwan	951,600	—	—	951,600
All Other	—	58,651,973	—	58,651,973
Preferred Stock	1,526,854	—	—	1,526,854
Repurchase Agreement	—	113,000	—	113,000
Total Investments	$8,044,561	$76,393,333	—	$84,437,894

124	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

NACM International Growth Opportunities:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$1,519,239	—	—		$1,519,239
Canada	8,959,795	—	—		8,959,795
China	1,758,137	$2,021,692	—	(a)	3,779,829
Germany	1,043,666	6,809,403	—		7,853,069
Singapore	1,885,282	3,845,231	—		5,730,513
All Other	—	70,933,483	—		70,933,483
Preferred Stock	1,985,669	—	—		1,985,669
Equity-Linked Security	—	—	$1,972,882		1,972,882
Repurchase Agreement	—	4,338,000	—		4,338,000
Total Investments	$17,151,788	$87,947,809	$1,972,882		$107,072,479

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

NACM Micro Cap:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Communications Equipment	$520,368	$778,987	—	$1,299,355
All Other	60,425,829	—	—	60,425,829
Repurchase Agreement	—	658,000	—	658,000
Total Investments	$60,946,197	$1,436,987	—	$62,383,184

NACM Small to Mid Cap Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock	$2,441,847	—	—	$2,441,847
Repurchase Agreement	—	$114,000	—	114,000
Total Investments	$2,441,847	$114,000	—	$2,555,847

NACM Ultra Micro Cap:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock	$2,208,593	—	—	$2,208,593

NFJ Global Dividend Value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Australia	—	$184,545	—	$184,545
Belgium	—	87,734	—	87,734
France	—	355,622	—	355,622
Germany	—	98,967	—	98,967
Korea (Republic of)	—	250,920	—	250,920
Spain	—	84,943	—	84,943
Sweden	—	93,148	—	93,148
Switzerland	—	81,274	—	81,274
United Kingdom	—	721,724	—	721,724
All Other	$2,448,911	—	—	2,448,911
Total Investments	$2,448,911	$1,958,877	—	$4,407,788

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Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

RCM All Horizons:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Australia	$42,728	$117,387	—	$160,115
China	—	43,804	—	43,804
France	—	101,117	—	101,117
Japan	—	147,162	—	147,162
Netherlands	—	145,648	—	145,648
Spain	—	63,307	—	63,307
United Kingdom	—	71,455	—	71,455
All Other	1,159,057	—	—	1,159,057
Repurchase Agreement	—	248,000	—	248,000
Total Investments	$1,201,785	$937,880	—	$2,139,665

RCM Disciplined Equity:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock	$16,789,204	—	—	$16,789,204
Repurchase Agreement	—	$202,000	—	202,000
Total Investments	$16,789,204	$202,000	—	$16,991,204

RCM Global EcoTrendsSM:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Canada	$986,179	—	—	$986,179
China	3,086,924	$2,095,984	—	5,182,908
Taiwan	—	441,643	$1,697,260	2,138,903
United States	22,003,949	—	—	22,003,949
All Other	—	46,751,919	—	46,751,919
Preferred Stock	691,849	—	—	691,849
Total Investments	$26,768,901	$49,289,546	$1,697,260	$77,755,707

RCM Global Water:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$1,166,898	—	—	$1,166,898
Canada	1,013,141	—	—	1,013,141
United States	20,026,560	—	—	20,026,560
All Other	—	$27,491,547	—	27,491,547
Total Investments	$22,206,599	$27,491,547	—	$49,698,146

126	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

RCM International Opportunities:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$425,991	—	—	$425,991
Canada	82,151	—	—	82,151
China	146,420	$275,324	—	421,744
Israel	317,810	—	—	317,810
Korea (Republic of)	146,812	—	—	146,812
Netherlands	117,189	508,755	—	625,944
Taiwan	250,756	—	—	250,756
All Other	—	9,065,856	—	9,065,856
Preferred Stock	—	269,686	—	269,686
Total Investments	$1,487,129	$10,119,621	—	$11,606,750

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2010, was as follows:

NACM Convertible:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/10

Investments in Securities—Assets
Convertible Bonds:
Pharmaceuticals	—	$2,960,000	—	—	—	—	—	$2,960,000
Total Investments	—	$2,960,000	—	—	—	—	—	$2,960,000

There was no change in net unrealized appreciation/depreciation of investments which the NACM Convertible held at May 31, 2010.

NACM International Growth Opportunities:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/10

Investments in Securities—Assets
Common Stock:
China	$3,133	—	—	—	$(3,133)	—	—	—	(a)
Equity-Linked Security	—	—	—	—	(91,958)	$2,064,840	—	$1,972,882
Total Investments	$3,133	—	—	—	$(95,091)	$2,064,840	—	$1,972,882

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

The net change in unrealized appreciation/depreciation of Level 3 investments which NACM International Growth Opportunities held at May 31, 2010 was $(95,091). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

RCM All Horizons:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/10

Investments in Securities—Assets
Common Stock:
Australia	$2,651	$(2,704)	—	—	$53	—	—	—
Total Investments	$2,651	$(2,704)	—	—	$53	—	—	—

RCM Global EcoTrendsSM:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/10

Investments in Securities—Assets
Common Stock:
Taiwan	—	$2,047,108	—	—	$(349,848)	—	—	$1,697,260
Total Investments	—	$2,047,108	—	—	$(349,848)	—	—	$1,697,260

The net change in unrealized appreciation/depreciation of Level 3 investments which RCM Global EcoTrendsSM held at May 31, 2010 was $(349,848). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	127

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Funds’ management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, becomes aware of such dividends. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying Affiliated funds on the Statements of Operations. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at May 31, 2010. The Funds’ federal tax returns since their inceptions or for the prior three years, whichever is shorter, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except for AGI Solutions Core Allocation, AGI Solutions Retirement Income, NACM Convertible, NACM High Yield Bond and NFJ Global Dividend Value) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AGI Solutions Core Allocation, AGI Solutions Retirement Income, NACM Convertible and NFJ Global Dividend Value declare dividends from net investment income, if any, quarterly, and distributions from net realized capital gains, if any, annually. NACM High Yield Bond declares dividends from net investment income, if any, monthly, and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing, administrative servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Growth—$130, NACM International Growth—$97,535, NACM International Growth Opportunities—$98,312, NACM Micro Cap—$1,603, NACM Small to Mid Cap Growth—$249, NACM Ultra Micro Cap—$224, NFJ Global Dividend Value—$6,581, RCM All Horizons—$658, RCM Global EcoTrendsSM—$67,236, RCM Global Water—$69,820 and RCM International Opportunities—$24,529.

(i) Repurchase Agreements.  The Funds enter into transactions with its custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Equity-Linked Securities.  Certain of the Funds purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

128	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

(k) Custody Credits on Cash Balances.  The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. Allianz Global Investors Solutions LLC (“AGIS”), Nicholas Applegate Capital Management LLC (“NACM”), NFJ Investment Group LLC (“NFJ”), RCM Capital Management Company LLC (“RCM”) and Allianz Global Investors Advisory GmbH (“AGIA”), as the investment sub-advisers and affiliates of the Investment Manager, seek to minimize counterparty risks to the Funds by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds may sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment. The Funds did not hold any financial derivative instruments at May 31, 2010.

(a) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	129

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Funds’ Statements of Assets and Liabilities.

Fair Value of Derivative Instruments at May 31, 2010

The following is a summary of the fair valuation of the Funds’ derivative instruments categorized by risk exposure. The effect of derivative instruments on the Funds’ Statements of Operations for the six months ended May 31, 2010:

RCM All Horizons:

Location	Foreign Exchange Contracts
Realized gain on:
Foreign currency transactions	$157
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions	$72

4.	INVESTMENT MANAGER/SUB-ADVISER/DISTRIBUTOR

Investment Advisory Fee.  Each Fund has entered into an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable on a monthly basis, at an annual rate of each Fund’s average daily net assets as noted in the following table.

	Management Fee	Effective Management Fee
AGI Solutions 2015	0.80%	0.15%
AGI Solutions 2020	0.80	0.15
AGI Solutions 2030	0.85	0.15
AGI Solutions 2040	0.85	0.15
AGI Solutions 2050	0.85	0.15
AGI Solutions Core Allocation	0.85	0.15
AGI Solutions Growth Allocation	0.85	0.15
AGI Solutions Retirement Income	0.75	0.15
NACM Convertible*	0.57	0.56
NACM Emerging Growth*	0.90	0.79
NACM High Yield Bond*	0.48	0.42
NACM International Growth	0.85	0.85
NACM International Growth Opportunities*	1.00	0.78
NACM Micro Cap*	1.25	1.08
NACM Small to Mid Cap Growth*	0.80	0.62
NACM Ultra Micro Cap*	1.50	1.50
NFJ Global Dividend Value	0.85	0.85
RCM All Horizons	0.95	0.95
RCM Disciplined Equity	0.70	0.70

	Management Fee	Effective Management Fee
RCM Global EcoTrendsSM	1.00%	1.00%
RCM Global Water	0.95	0.95
RCM International Opportunities	0.85	0.85

*	Prior to April 12, 2010, pursuant to investment management agreements, NACM Convertible, NACM Emerging Growth, NACM High Yield Bond, NACM International Growth Opportunities, NACM Micro Cap, NACM Small to Mid Cap Growth and NACM Ultra Micro Cap paid to NACM a monthly fee at an annual rate of 0.55%, 0.75%, 0.40%, 0.70%, 1.00%, 0.50% and 1.50%, respectively, based on the average daily net assets. These rates did not include administrative fees paid to NACM and reflected as other expenses in the NACM Funds’ prospectus prior to the Funds April 12, 2010 reorganization into the Trust.

The Investment Manager has retained its affiliates, AGIS, NACM, NFJ and RCM to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGIS, NACM, NFJ and RCM (collectively “the Sub-Advisers”) are responsible for making all of the investment decisions for the Funds for which sub-advise as detailed below. The Investment Manager, not the Funds, pay a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services. RCM has retained its affiliate, AGIA to conduct the day to day portfolio management of all the Funds it sub-advises with the exception of RCM Disciplined Equity. RCM (and not the RCM Funds or the Investment Manager), in turn, pays AGIA an annual fee, payable monthly for its services.

Sub-Adviser(s)	Funds
AGIS	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Core Allocation, AGI Solutions Growth Allocation, AGI Solutions Retirement Income
NACM	NACM Convertible, NACM Emerging Growth, NACM High Yield Bond, NACM International Growth, NACM International Growth Opportunities, NACM Micro Cap, NACM Small to Mid Cap Growth, NACM Ultra Micro Cap
NFJ	NFJ Global Dividend Value
RCM	RCM Disciplined Equity
RCM & AGIA	RCM All Horizons, RCM Global Eco TrendsSM, RCM Global Water and RCM International Opportunities

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of Allianz Global, the Investment Manager and the Sub-Adviser serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with personal services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class Assets of each Fund offering Administrative class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months

130	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

marketing of Administrative Class Shares and/or for providing shareholder services at an annual rate of up to 0.25% of the average daily net assets of the Funds attributable to the Administrative Class.

The Distributor also receives the proceeds of the initial sales shares paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended May 31, 2010, the Distributor received $277,151 representing commissions (sales charges) and contingent deferred sales charges.

5.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation %

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions 2015(2)	0.65%	0.50%	N/A	1.25%	0.50%	0.75%	0.30%	0.20%	0.45%
AGI Solutions 2020(2)	0.65	0.53	N/A	1.28	0.53	0.78	0.33	0.23	0.48
AGI Solutions 2030(2)	0.70	0.63	N/A	1.38	0.63	0.88	0.43	0.33	0.58
AGI Solutions 2040(2)	0.70	0.56	N/A	1.31	0.56	0.81	0.36	0.26	0.51
AGI Solutions 2050(2)	0.70	0.56	N/A	1.31	0.56	0.81	0.36	0.26	0.51
AGI Solutions Core Allocation(4)	0.70	1.32	2.07	2.07	1.32	1.57	1.12	1.02	1.27
AGI Solutions Growth Allocation(2)	0.70	0.54	N/A	1.29	0.54	0.79	0.34	0.24	0.49
AGI Solutions Retirement Income(2)	0.60	0.52	N/A	1.27	0.52	0.77	0.32	0.22	0.47
NACM Convertible(3)	N/A	1.05	N/A	1.80	1.05	1.30	0.82	0.72	1.05
NACM Emerging Growth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.16	N/A
NACM High Yield Bond(3)	N/A	1.08	N/A	1.83	1.08	1.33	0.93	0.60	1.08
NACM International Growth(3)	N/A	1.56	N/A	2.31	1.56	1.82	1.30	0.97	N/A
NACM International Growth Opportunities(3)	N/A	1.62	N/A	2.37	1.62	1.87	1.32	1.19	1.62
NACM Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.54	N/A
NACM Small to Mid Cap Growth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.90	N/A
NACM Ultra Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.23	N/A
NFJ Global Dividend Value(3)	N/A	1.50	N/A	2.25	1.50	N/A	1.30	1.20	N/A
RCM All Horizons(3)	N/A	1.66	N/A	2.41	1.66	N/A	1.40	1.30	N/A
RCM Disciplined Equity(3)	N/A	1.34	N/A	2.09	1.34	N/A	1.08	0.98	N/A
RCM Global EcoTrendsSM(3)	N/A	1.80	N/A	2.55	1.80	N/A	1.57	1.47	N/A
RCM Global Water (3)	N/A	1.80	N/A	2.55	1.80	N/A	1.54	1.44	N/A
RCM International Opportunities(3)	N/A	1.56	N/A	2.31	1.56	N/A	1.30	1.20	N/A

(1)

The Investment Manager has contractually agreed to waive a portion of its management fee with respect to the noted funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds (Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series and PIMCO Funds) or Other Acquired Funds (affiliated or unaffiliated ETFs and other mutual funds and pooled vehicles) based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

(2)

The Investment Manager has contractually agreed, until March 31, 2011, to waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, total annual fund operating expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

The Investment Manager has contractually agreed, until March 31, 2011, to waive its management fee, and/or reimburse the Fund, to the extent that, total annual fund operating expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(4)

The Investment Manager has contractually agreed, until March 31, 2011, to waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, total annual fund operating expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expenses limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

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Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

6.	REDEMPTION FEES

Redemption fees were eliminated effective May 1, 2009.

7.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended May 31, 2010, were:

	Purchases	Sales
AGI Solutions 2015	$1,650,613	$591,217
AGI Solutions 2020	1,516,362	471,230
AGI Solutions 2030	1,766,443	868,154
AGI Solutions 2040	1,554,800	1,050,972
AGI Solutions 2050	1,191,856	887,766
AGI Solutions Core Allocation	63,054,193	65,514,602
AGI Solutions Growth Allocation	2,773,754	2,063,714
AGI Solutions Retirement Income	1,980,474	547,824
NACM Convertible	260,161,105	269,845,812
NACM Emerging Growth	13,082,119	15,496,412
NACM High Yield Bond	48,311,325	51,560,796
NACM International Growth	114,736,872	35,625,200
NACM International Growth Opportunities	29,594,996	30,305,546
NACM Micro Cap	36,575,226	36,555,703
NACM Small to Mid Cap Growth	2,173,233	4,701,653
NACM Ultra Micro Cap	1,189,345	1,199,456
NFJ Global Dividend Value	2,401,172	852,190
RCM All Horizons	2,114,562	2,078,941
RCM Disciplined Equity	6,045,907	2,439,990
RCM Global EcoTrendsSM	22,384,035	31,323,130
RCM Global Water	12,303,638	14,548,400
RCM International Opportunities	2,576,880	1,562,851

8.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Core Allocation, AGI Solutions Growth Allocation and AGI Solutions Retirement Income invest their assets primarily in Underlying Funds. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-trade funds (“ETFs”), mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). Accordingly, the Funds’ investment performance depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involve certain additional expenses and tax results that would not be present in a direct investment in the Underlying or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

9.	INCOME TAX INFORMATION

The aggregate cost and the net unrealized appreciation (depreciation) of investments, which were substantially the same for both financial reporting and federal income tax purposes, at May 31, 2010 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AGI Solutions 2015	$5,094,383	$469,276	$12,894	$456,382
AGI Solutions 2020	4,336,719	442,744	14,320	428,424
AGI Solutions 2030	4,756,431	581,546	23,318	558,228
AGI Solutions 2040	3,909,913	660,871	30,130	630,741
AGI Solutions 2050	3,632,581	673,284	27,707	645,577
AGI Solutions Core Allocation	184,651,896	20,754,616	868,829	19,885,787
AGI Solutions Growth Allocation	3,990,991	672,546	29,867	642,679
AGI Solutions Retirement Income	5,170,793	416,008	16,085	399,923
NACM Convertible	406,871,428	39,713,442	5,919,183	33,794,259
NACM Emerging Growth	14,368,194	3,030,274	560,296	2,469,978
NACM High Yield Bond	63,428,564	3,470,105	676,810	2,793,295
NACM International Growth	84,904,615	3,838,953	4,305,674	(466,721)
NACM International Growth Opportunities	101,117,955	14,709,698	8,755,174	5,954,524
NACM Micro Cap	49,945,206	13,692,446	1,254,468	12,437,978
NACM Small to Mid Cap Growth	2,185,575	472,319	102,047	370,272
NACM Ultra Micro Cap	1,637,726	607,193	36,326	570,867
NFJ Global Dividend Value	4,452,671	224,970	269,853	(44,883)
RCM All Horizons	2,175,480	93,543	129,358	(35,815)
RCM Disciplined Equity	16,334,948	1,212,450	556,194	656,256
RCM Global EcoTrendsSM	96,412,142	4,100,881	22,757,316	(18,656,435)
RCM Global Water	57,123,465	2,273,617	9,698,936	(7,425,319)
RCM International Opportunities	11,925,017	664,152	982,419	(318,267)

132	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

10.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015				AGI Solutions 2020
	Six Months ended 5/31/2010 (Unaudited)		Period 12/29/2008† through 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Period 12/29/2008† through 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	7,168	$129,598	3,674	$64,809	2,500	$45,545	1,466	$25,492
Class C	3,526	63,071	3,589	55,978	3,669	65,784	973	17,627
Class D	3,986	71,429	4,881	84,670	6,095	110,079	2,895	49,411
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	38,274	687,674	37,411	652,036	38,030	696,979	22	400
Administrative Class	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions
Class A	194	3,416	—	—	85	1,515	—	—
Class C	178	3,142	—	—	73	1,305	—	—
Class D	264	4,648	—	—	175	3,110	—	—
Class R	29	494	—	—	30	531	—	—
Class P	31	535	—	—	33	572	—	—
Institutional Class	10,815	191,116	—	—	10,425	186,080	—	—
Administrative Class	29	520	—	—	31	556	—	—
Cost of shares redeemed
Class A	—	—	(83)	(1,516)	—	—	—	—
Class C	(1,669)	(29,800)	(376)	(6,125)	(115)	(2,090)	—	—
Class D	(946)	(16,826)	(588)	(10,423)	(872)	(15,737)	(58)	(1,013)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	61,879	$1,109,017	48,508	$839,429	60,159	$1,094,229	5,298	$91,917

	AGI Solutions 2030				AGI Solutions 2040
	Six Months ended 5/31/2010 (Unaudited)		Period 12/29/2008† through 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Period 12/29/2008† through 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	7,828	$149,628	8,601	$155,144	8,218	$167,381	480	$9,505
Class C	5,642	107,551	3,358	60,202	318	6,267	1,851	29,821
Class D	6,153	118,284	5,755	102,852	3,768	75,883	9,909	180,785
Class R	—	—	—	—	—	—	10	150
Class P	—	—	—	—	—	—	—	—
Institutional Class	22,953	436,635	17,814	339,562	11,261	234,083	7,604	149,795
Administrative Class	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions
Class A	264	5,023	—	—	265	5,315	—	—
Class C	129	2,455	—	—	57	1,140	—	—
Class D	231	4,407	—	—	69	1,379	—	—
Class R	21	398	—	—	19	386	—	—
Class P	24	440	—	—	22	422	—	—
Institutional Class	7,573	144,883	—	—	6,626	133,043	—	—
Administrative Class	22	424	—	—	20	407	—	—
Cost of shares redeemed
Class A	(720)	(13,470)	—	—	(6,703)	(130,014)	—	—
Class C	—	—	—	—	(657)	(13,625)	(395)	(7,157)
Class D	(1,589)	(30,065)	(108)	(1,996)	(315)	(6,232)	(8,340)	(155,241)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(720)	(14,006)	—	—	(145)	(3,029)	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	47,811	$912,587	35,420	$655,764	22,823	$472,806	11,119	$207,658

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	133

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

	AGI Solutions 2050				AGI Solutions Core Allocation
	Six Months ended 5/31/2010 (Unaudited)		Period 12/29/2008† through 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Period 7/1/2009† through 11/30/2009		Year ended 6/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,315	$25,102	1,662	$27,065	1,015,657	$10,102,819	665,277	$6,074,148	1,983,784	$17,021,136
Class B	—	—	—	—	473,106	4,899,733	71,352	672,496	252,350	2,169,305
Class C	3	70	—	—	584,715	5,880,698	439,035	4,109,626	1,130,657	9,709,579
Class D	1,644	33,869	7,959	136,522	925	9,450	121	1,100	1,220 *	10,000 *
Class R	30	600	—	—	—	—	—	—	1,220 *	10,000 *
Class P	—	—	—	—	14,590	143,892	10,871	102,890	175,101 *	1,470,889 *
Institutional Class	4,685	91,807	600	11,706	716,055	6,981,823	1,512,555	14,198,006	888,169	7,029,733
Administrative Class	—	—	—	—	—	—	—	—	1,220 *	10,000 *
Issued in reinvestment of dividends and distributions
Class A	46	932	—	—	108,073	1,064,338	19,995	191,351	275,362	2,198,801
Class B	—	—	—	—	32,907	328,685	6,176	59,661	156,091	1,254,356
Class C	17	334	—	—	97,696	972,178	16,978	163,501	436,271	3,493,052
Class D	146	2,918	—	—	32	314	6	54	7	62
Class R	20	388	—	—	27	265	6	54	7	60
Class P	22	431	—	—	277	2,720	5	52	8	64
Institutional Class	6,487	130,397	—	—	81,706	796,689	9,238	87,665	104,054	824,799
Administrative Class	20	415	—	—	4	36	5	48	7	62
Cost of shares redeemed
Class A	(317)	(6,060)	(831)	(16,084)	(680,842)	(6,747,551)	(458,563)	(4,303,996)	(2,626,282)	(22,261,986)
Class B	—	—	—	—	(1,264,966)	(12,666,808)	(302,863)	(2,816,443)	(2,641,809)	(22,971,911)
Class C	—	—	—	—	(1,041,830)	(10,347,748)	(937,090)	(8,688,256)	(5,042,162)	(42,658,724)
Class D	(71)	(1,449)	(4,080)	(70,819)	(613)	(6,123)	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(28,668)	(281,962)	(17,171)	(160,985)	(264)	(2,233)
Institutional Class	(570)	(11,716)	—	—	(491,304)	(4,804,546)	(189,467)	(1,780,357)	(541,719)	(4,580,835)
Administrative Class	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	13,477	$268,038	5,310	$88,390	(382,453)	$(3,671,098)	846,466	$7,910,615	(5,446,708)	$(47,273,791)

	AGI Solutions Growth Allocation				AGI Solutions Retirement Income
	Six Months ended 5/31/2010 (Unaudited)		Period 4/27/2009† through 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Period 12/29/2008† through 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	67,803	$1,385,988	1,550	$27,548	13,947	$244,699	14,142	$238,089
Class C	8,044	163,678	8,433	156,772	40,712	714,748	6,774	119,183
Class D	48	1,000	—	—	3,245	56,686	3,797	65,300
Class R	—	—	—	—	41	723	1	—
Class P	—	—	—	—	—	—	1	—
Institutional Class	—	—	—	—	18,782	326,689	10,227	178,351
Administrative Class	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions
Class A	68	1,357	—	—	331	5,735	64	1,058
Class C	312	6,226	—	—	283	4,925	13	202
Class D	16	319	—	—	130	2,257	28	464
Class R	15	300	—	—	18	323	15	238
Class P	16	330	—	—	27	474	18	289
Institutional Class	4,948	99,409	—	—	8,856	153,840	5,441	87,822
Administrative Class	15	319	—	—	27	455	17	287
Cost of shares redeemed
Class A	(51,069)	(998,585)	(178)	(3,433)	(718)	(12,600)	(492)	(7,968)
Class C	—	—	—	—	(615)	(10,700)	—	—
Class D	—	—	—	—	(2,687)	(46,738)	(405)	(7,025)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	(9)	(148)	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	30,216	$660,341	9,805	$180,887	82,370	$1,441,368	39,641	$676,290

134	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

	NACM Convertible
	Six Months ended 5/31/2010 (Unaudited)				Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold
Class A	19,746	*	$513,777	*	—	—	—	—
Class C	766	*	20,000	*	—	—	—	—
Class D	381	*	10,000	*	—	—	—	—
Class R	381	*	10,000	*	—	—	—	—
Class P	2,586,989		66,623,154		1,852,253	$41,089,111	875,435	$18,412,911
Institutional Class	371,892		9,243,926		268,286	5,467,462	2,843,254	53,965,866
Administrative Class	381	*	10,000	*	—	—	—	—
Class II–(Liquidated)	—		—		—	—	1,621,749	41,196,161
Issued in reinvestment of dividends and distributions
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	33,461		846,361		29,892	669,520	27,942	568,643
Institutional Class	2,499		63,286		3,079	68,517	1,837	35,016
Administrative Class	—		—		—	—	—	—
Class II–(Liquidated)	20,294		514,654		25,117	558,980	45,437	859,376
Cost of shares redeemed
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	(848,327)		(21,107,122)		(251,688)	(5,693,143)	(1,736,645)	(43,467,945)
Institutional Class	(1,036,027)		(25,350,000)		(70)	(1,646)	—	—
Administrative Class	—		—		—	—	—	—
Class II–(Liquidated)	(1,599,526)		(41,861,989)		(281)	(6,300)	(478,652)	(10,541,032)
Net increase (decrease) resulting from Fund share transactions	(447,090)		$(10,463,953)		1,926,588	$42,152,501	3,200,357	$61,028,996

	NACM Emerging Growth
	Six Months ended 5/31/2010 (Unaudited)		Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	346,054	$3,849,462	458,353	$4,310,648	554,485	$5,416,300
Class R–(Liquidated)	17,884	195,733	48,968	430,366	72,627	659,133
Issued in reinvestment of dividends and distributions
Institutional Class	—	—	—	—	—	—
Class R–(Liquidated)	—	—	—	—	—	—
Cost of shares redeemed
Institutional Class	(238,046)	(2,659,586)	(71,623)	(663,990)	(209,274)	(1,926,575)
Class R–(Liquidated)	(273,573)	(3,106,548)	(32,618)	(295,189)	(89,614)	(792,831)
Net increase (decrease) resulting from Fund share transactions	(147,681)	$(1,720,939)	403,080	$3,781,835	328,224	$3,356,027

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	135

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

	NACM High Yield Bond
	Six Months ended 5/31/2010 (Unaudited)				Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold
Class A	1,975	*	$19,034	*	—	—	—	—
Class C	3,426	*	32,676	*	—	—	—	—
Class D	1,299	*	12,500	*	—	—	—	—
Class R	1,036	*	10,000	*	—	—	—	—
Class P	1,036	*	10,000	*	—	—	—	—
Institutional Class	889,555		8,345,105		2,286,156	$19,433,673	3,227,477	$25,191,406
Administrative Class	1,036	*	10,000	*	—	—	—	—
Issued in reinvestment of dividends and distributions
Class A	1		4		—	—	—	—
Class C	—	**	4		—	—	—	—
Class D	14		135		—	—	—	—
Class R	12		115		—	—	—	—
Class P	14		128		—	—	—	—
Institutional Class	267,457		2,522,831		408,286	3,536,124	523,672	4,193,149
Administrative Class	14		127		—	—	—	—
Cost of shares redeemed
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	—		—		—	—	—	—
Institutional Class	(1,467,485)		(13,720,673)		(1,751,564)	(15,520,970)	(2,469,177)	(19,459,996)
Administrative Class	—		—		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(300,610)		$(2,758,014)		942,878	$7,448,827	1,281,972	$9,924,559

136	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

	NACM International Growth
	Six Months ended 5/31/2010 (Unaudited)		Year ended 11/30/2009
	Shares	Amount	Shares	Amount

Shares sold
Class A	40,243	$184,604	9,364 *	$39,537 *
Class C	23,729	110,409	8,624 *	31,973 *
Class D	792	3,500	5,479 *	21,000 *
Class R	—	—	2,941 *	10,000 *
Class P	—	—	2,941 *	10,000 *
Institutional Class	288,243	1,350,036	1,061,802	3,624,700
Class II–(Liquidated)	—	—	—	—
Class R–(Liquidated)	—	—	8,365	25,695
Issued in reinvestment of dividends and distributions
Class A	203	917	—	—
Class C	70	314	—	—
Class D	59	267	—	—
Class R	28	127	—	—
Class P	34	154	—	—
Institutional Class	11,275	51,074	448,963	1,644,804
Class II–(Liquidated)	—	—	502,344	1,632,617
Class R–(Liquidated)	—	—	164,407	468,559
Issued in reorganization
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	20,924,894	99,372,339	—	—
Class II–(Liquidated)	—	—	—	—
Class R–(Liquidated)	—	—	—	—
Cost of shares redeemed
Class A	(12,828)	(57,961)	—	—
Class C	—	—	(2,542)	(11,514)
Class D	—	—	(662)	(3,010)
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	(2,584,469)	(11,666,326)	(1,070,744)	(3,889,434)
Class II–(Liquidated)	—	—	(1,724,641)	(5,373,599)
Class R–(Liquidated)	—	—	(521,186)	(1,444,406)
Net increase (decrease) resulting from Fund share transactions	18,692,273	$89,349,454	(1,104,545)	$(3,213,078)

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	137

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

	NACM International Growth Opportunities
	Six Months ended 5/31/2010 (Unaudited)				Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold
Class A	353	*	$10,000	*	—	—	—	—
Class C	353	*	10,000	*	—	—	—	—
Class D	783	*	21,256	*	—	—	—	—
Class R	354	*	10,000	*	—	—	—	—
Class P	441,094		11,513,231		584,960	$13,928,228	1,091,824	$26,847,095
Institutional Class	1,707,996		47,786,612		125,237	2,290,482	537,531	12,108,095
Administrative Class	353	*	10,000	*	—	—	—	—
Class III–(Liquidated)	41,545		1,109,984		388,421	8,139,109	765,180	25,556,793
Issued in reinvestment of dividends and distributions
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	14,864		380,076		—	—	621,547	10,572,511
Institutional Class	6,078		160,879		—	—	25,470	450,051
Administrative Class	—		—		—	—	—	—
Class III–(Liquidated)	17,243		456,260		—	—	195,562	3,457,540
Cost of shares redeemed
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	(789,558)		(20,206,968)		(463,967)	(10,421,507)	(2,101,210)	(47,427,822)
Institutional Class	(72,215)		(1,895,167)		—	—	(358,527)	(9,046,524)
Administrative Class	—		—		—	—	—	—
Class III–(Liquidated)	(1,407,951)		(39,838,563)		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(38,708)		$(472,400)		634,651	$13,936,312	777,377	$22,517,739

	NACM Micro Cap
	Six Months ended 5/31/2010 (Unaudited)		Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	980,489	$11,326,175	332,941	$3,236,727	1,532,253	$15,606,664

Issued in reinvestment of dividends and distributions
Institutional Class	—	—	—	—	2,288	18,097

Cost of shares redeemed
Institutional Class	(991,511)	(11,577,656)	(460,453)	(4,362,160)	(1,419,052)	(12,931,589)
Net increase (decrease) resulting from Fund share transactions	(11,022)	$(251,481)	(127,512)	$(1,125,433)	115,489	$2,693,172

	NACM Small to Mid Cap Growth
	Six Months ended 5/31/2010 (Unaudited)		Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	603	$5,094	—	—	32,886	$188,770

Issued in reinvestment of dividends and distributions
Institutional Class	—	—	—	—	—	—

Cost of shares redeemed
Institutional Class	(279,955)	(2,500,000)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(279,352)	$(2,494,906)	—	—	32,866	$188,770

138	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

	NACM Ultra Micro Cap
	Six Months ended 5/31/2010 (Unaudited)		Period 4/1/2009+ through 11/30/2009		Year ended 3/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	4,335	$45,504	21,166	$171,603	95,380	$856,224

Issued in reinvestment of dividends and distributions
Institutional Class	—	—	—	—	—	—

Cost of shares redeemed
Institutional Class	(4,904)	(51,045)	(9,269)	(82,062)	(3,466)	(19,787)
Net increase (decrease) resulting from Fund share transactions	(569)	$(5,541)	11,897	89,541	91,914	$836,437

	NFJ Global Dividend Value				RCM All Horizons
	Six Months ended 5/31/2010 (Unaudited)		Period 6/26/2009† through 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Year ended 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	38,565	$696,031	14,852	$267,852	17,295	$213,189	4,524	$53,472
Class C	46,800	840,403	4,273	76,500	7,889	95,619	1,780	16,000
Class D	7,826	142,180	1,270	23,500	—	—	121	1,500
Class P	—	—	—	—	—	—	—	—
Institutional Class	9,247	162,400	—	—	3,125	40,000	—	—

Issued in reinvestment of dividends and distributions
Class A	1,026	18,513	2	31	34	402	1	15
Class C	572	10,294	—	—	—	—	—	3
Class D	167	3,021	1	13	4	46	1	15
Class P	28	516	1	17	4	48	3	33
Institutional Class	7,307	131,557	280	4,924	916	11,053	751	7,875

Cost of shares redeemed
Class A	(4,504)	(80,249)	—	—	(2,627)	(31,451)	—	—
Class C	(18,598)	(308,417)	—	—	(1,780)	(22,016)	—	—
Class D	—	—	—	—	(122)	(1,552)	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(2,860)	(48,503)	—	—	—	—	—	—
Net increase resulting from Fund share transactions	85,576	$1,567,746	20,679	$372,837	24,738	$305,338	7,181	$78,913

	RCM Disciplined Equity				RCM Global EcoTrendsSM
	Six Months ended 5/31/2010 (Unaudited)		Year ended 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Year ended 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	68,473	$1,008,625	132,765	$1,630,884	228,582	$4,651,356	814,525	$14,685,848
Class C	29,160	429,952	42,518	523,268	71,215	1,430,331	357,268	6,545,488
Class D	34,439	507,901	3,361	43,000	5,865	123,762	26,508	527,749
Class P	—	—	—	—	106,836	2,140,760	461,103	8,332,849
Institutional Class	286,725	4,100,411	574,499	6,697,025	561	11,828	353	6,849

Issued in reinvestment of dividends and distributions
Class A	3,916	55,320	134	1,374	—	—	—	—
Class C	1,338	18,714	119	1,214	—	—	—	—
Class D	180	2,533	14	147	—	—	—	—
Class P	25	356	15	157	—	—	—	—
Institutional Class	28,678	406,877	4,704	48,306	—	—	—	—

Cost of shares redeemed
Class A	(92,375)	(1,328,416)	(22,487)	(317,896)	(865,455)	(17,297,924)	(1,619,264)	(29,451,530)
Class C	(22,938)	(341,377)	(3,942)	(54,147)	(43,722)	(866,350)	(31,263)	(595,914)
Class D	(16,640)	(236,210)	—	—	(6,699)	(132,620)	(1,169)	(23,975)
Class P	—	—	—	—	(69,174)	(1,335,371)	(48,336)	(928,317)
Institutional Class	(33,108)	(491,422)	(20,016)	(296,835)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	287,873	$4,133,264	711,684	$8,276,497	(571,991)	$(11,274,228)	(40,275)	$(900,953)

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	139

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

	RCM Global Water				RCM International Opportunities
	Six Months ended 5/31/2010 (Unaudited)		Year ended 11/30/2009		Six Months ended 5/31/2010 (Unaudited)		Year ended 11/30/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	369,919	$2,961,863	1,029,101	$6,965,753	239	$2,982	2,646	$32,302
Class C	244,847	1,943,652	485,946	3,304,463	121	1,464	1,926	21,410
Class D	86,125	696,212	22,586	172,411	—	—	378	4,500
Class P	288,317	2,335,220	894,082	6,015,887	—	—	—	—
Institutional Class	10,870	87,349	66,043	523,580	103,821	1,304,948	723,284	7,558,509

Issued in reinvestment of dividends and distributions
Class A	615	4,972	8,563	54,893	18	228	4	35
Class C	1	7	6,799	43,512	2	21	—	8
Class D	42	341	30	193	4	50	4	35
Class P	317	2,560	333	2,133	4	44	4	45
Institutional Class	99	797	101	637	6,560	81,150	2,263	22,633

Cost of shares redeemed
Class A	(499,669)	(4,000,409)	(1,341,656)	(8,854,960)	(2,048)	(23,555)	—	—
Class C	(382,092)	(3,044,637)	(667,106)	(4,360,482)	—	—	—	—
Class D	(21,826)	(177,488)	(4,102)	(31,649)	—	—	(139)	(1,528)
Class P	(520,772)	(4,157,781)	(694,405)	(4,631,049)	—	—	—	—
Institutional Class	(11)	(88)	—	—	(50,936)	(621,507)	—	—
Net increase (decrease) resulting from Fund share transactions	(423,218)	$(3,347,430)	(193,685)	$(794,678)	57,785	$745,825	730,370	$7,637,949

†	Commencement of operations.
*	Inclusive of shares sold to Allianz Global after commencement of operations.
**	Amount less than one share.
+	Fund’s fiscal year end changed from March 31 to November 30.

11.	LEGAL PROCEEDINGS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (the “Distributor”) and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Investment Manager, the Sub-Advisers and the Distributor believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

140	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

12.	INVESTMENTS BY AFFILIATES

At May 31, 2010, Allianz Global held shares of the following Funds:

Approximate Ownership
AGI Solutions 2015	67%
AGI Solutions 2020	79%
AGI Solutions 2030	73%
AGI Solutions 2040	88%
AGI Solutions 2050	94%
AGI Solutions Growth Allocation	86%
AGI Solutions Retirement Income	66%
NFJ Global Dividend Value	64%
RCM All Horizons	82%
RCM Disciplined Equity	18%
RCM International Opportunities	26%

Investment activity by Allianz Global could have a material impact on these Funds. Allianz Global held less than 1% ownership of AGI Solutions Core Allocation, NACM Convertible, NACM High Yield Bond, NACM International Growth, NACM International Growth Opportunities, RCM EcoTrendsSM and RCM Global Water.

The underlying funds of the AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Core Allocation, AGI Solutions Growth Allocation and AGI Solutions Retirement Income are considered to be affiliated with the Trust. The tables below show the transactions in and earnings from investments in these affiliated funds for the six months ended May 31, 2010:

AGI Solutions 2015

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Emerging Markets Opportunities	—	$29,255	—	$1,341	$30,596	—	—
NACM Growth	$45,800	8,593	$2,424	(1,013)	51,530	$344	$43
NACM Income & Growth	278,099	45,013	56,253	48,624	260,566	5,597	2,982
NACM International	—	85,595	3,531	(7,819)	74,316	—	72
NFJ Dividend Value	174,671	39,904	6,909	1,849	200,852	4,249	120
NFJ International Value	61,073	54,332	2,814	8,379	108,544	468	43
NFJ Small-Cap Value	108,557	26,809	10,429	22,108	134,493	2,382	574
RCM Global Resources	70,687	54,564	6,354	5,246	108,144	—	(86)
Allianz Funds Multi-Strategy Trust:
NACM International Growth Opportunities†	101,482	16,369	3,276	13,737	104,526	1,274	36
RCM Disciplined Equity	114,322	31,691	6,073	27,355	133,500	579	111
RCM International Opportunities	112,191	23,685	6,559	9,930	113,710	678	5
Nicholas-Applegate Institutional Funds:
International Systematic*	59,774	10,699	68,591	—	—	1,517	2,025
PIMCO Funds:
Commodity RealReturn Strategy	187,551	35,553	43,731	18,258	157,215	7,187	7,295
Diversified Income*	113,667	12,990	128,347	—	—	975	20,691
Floating Income	—	136,863	—	(1,214)	135,649	1,827	0
Foreign Bond (U.S. Dollar-Hedged)	203,113	78,833	10,705	22,629	276,328	3,611	182
Income	294,199	78,049	—	41,272	386,179	13,365	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	62,522	—	(2,848)	59,674	—	—
Investment Grade Corporate Bond*	56,284	12,482	68,719	—	—	1,565	6,190
Real Return	1,193,208	346,999	—	136,260	1,530,275	32,460	—
RealEstateRealReturn Strategy	147,520	23,188	112,806	25,511	63,263	11,970	27,531
Short-Term	293,236	182,696	16,607	17,451	459,479	2,095	(35)
Total Return	636,843	253,929	37,089	52,153	860,564	12,261	120
Total	$4,252,277	$1,650,613	$591,217	$439,209	$5,249,403	$104,404	$67,899

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	141

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

AGI Solutions 2020

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain
Allianz Funds:
NACM Emerging Markets Opportunities	—	$23,282	—	$13,829	$75,401	—	—
NACM Growth	$38,233	23,403	—	(769)	61,311	$287	—
NACM Income & Growth	191,187	41,848	—	39,721	227,001	4,837	—
NACM International	—	75,518	—	(9,728)	65,790	—	—
NFJ Dividend Value	171,547	34,837	—	2,930	199,729	4,276	—
NFJ International Value	41,994	50,438	—	6,137	87,263	398	—
NFJ Small-Cap Value	94,372	17,287	—	22,834	120,272	2,071	—
OCC Growth*	38,115	5,769	$43,264	—	—	63	$8,525
RCM Global Resources	66,989	50,405	—	7,943	107,278	—	—
Allianz Funds Multi-Strategy Trust:
NACM International Growth Opportunities†	110,803	31,977	—	21,479	130,087	1,391	—
RCM Disciplined Equity	95,436	49,595	—	23,253	139,980	483	—
RCM International Opportunities	131,345	20,142	35,615	15,317	98,172	794	1,279
Nicholas-Applegate Institutional Funds:
Emerging Markets*	44,551	10,694	—	—	—	724	—
International Systematic*	53,135	23,991	75,206	—	—	1,349	1,629
PIMCO Funds:
Commodity RealReturn Strategy	164,414	40,022	—	21,037	180,563	8,889	—
Diversified Income*	137,837	21,103	161,146	—	—	1,238	27,810
Floating Income	—	166,643	—	(1,374)	165,269	2,259	—
Foreign Bond (U.S. Dollar-Hedged)	156,060	81,084	—	21,771	242,323	3,118	—
Income	183,035	52,632	—	28,735	244,959	8,911	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	53,785	—	(2,450)	51,335	—	—
Investment Grade Corporate Bond	58,678	14,161	48,904	2,205	23,550	1,793	3,911
Real Return	888,674	222,483	—	107,690	1,103,372	25,425	—
RealEstateRealReturn Strategy	134,912	24,473	71,869	30,741	92,790	13,318	24,173
Short-Term	187,136	180,468	35,226	11,276	332,296	1,444	—
Total Return	567,515	200,322	—	52,059	774,301	10,965	—
Total	$3,555,968	$1,516,362	$471,230	$414,636	$4,523,042	$94,033	$67,327

142	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

AGI Solutions 2030

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Emerging Markets Opportunities	—	$39,735	—	$60,109	$249,585	—	—
NACM Growth	$101,592	31,442	—	21,122	132,693	$763	—
NACM Income & Growth	217,410	49,467	—	39,984	260,177	5,540	—
NACM International	—	147,095	—	(18,947)	128,148	—	—
NFJ Dividend Value	275,326	24,841	—	1,710	291,520	6,614	—
NFJ International Value	151,515	59,149	—	18,539	194,345	1,359	—
NFJ Renaissance	45,838	17,390	—	624	64,559	740	—
NFJ Small-Cap Value	179,556	32,240	—	41,129	227,751	3,940	—
OCC Growth*	73,408	122	$72,822	—	—	122	$16,905
RCM Global Resources	85,332	58,860	—	14,519	135,024	—	—
Allianz Funds Multi-Strategy Trust:
NACM Emerging Growth	—	10,000	—	59,401	226,102	—	—
NACM International Growth Opportunities†	234,905	40,338	—	33,826	252,373	2,949	—
RCM Disciplined Equity	193,062	73,623	5,030	48,038	252,453	952	18
RCM International Opportunities	207,130	30,567	23,839	14,524	188,489	1,109	98
Nicholas-Applegate Institutional Funds:
Emerging Markets*	270,910	24,612	68,901	—	—	3,510	16,494
International Systematic*	91,300	57,046	146,484	—	—	2,318	2,441
U.S. Emerging Growth*	179,208	15,486	—	—	—	—	—
PIMCO Funds:
Commodity RealReturn Strategy	207,953	36,037	1,295	27,592	214,421	10,203	11
Diversified Income	166,974	850	170,268	—	—	1,378	33,461
Emerging Markets Bond*	157,378	7,368	56,208	19,995	109,528	2,909	9,578
Floating Income	—	206,013	—	(1,629)	204,384	2,771	—
Foreign Bond (U.S. Dollar-Hedged)	182,512	74,334	14,284	22,288	247,893	3,402	207
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	77,754	—	(2,742)	75,012	—	—
Investment Grade Corporate Bond*	142,050	4,285	141,322	—	—	307	10,361
Real Return	503,769	93,748	4,141	59,381	588,461	13,176	(43)
RealEstateRealReturn Strategy	184,615	26,106	104,882	41,863	110,671	19,495	27,585
Short-Term	—	325,992	40,770	502	285,780	1,214	56
Total Return	684,415	201,943	17,908	56,400	875,290	12,469	58
Total	$4,536,158	$1,766,443	$868,154	$558,228	$5,314,659	$97,240	$117,230

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	143

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

AGI Solutions 2040

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Emerging Markets Opportunities	—	$2,480	—	$78,867	$247,318	—	—
NACM Growth	$159,290	78,889	$3,785	33,143	233,461	$1,197	$(423)
NACM Income & Growth	317,431	24,913	21,404	65,573	312,889	7,109	(950)
NACM International	—	202,987	1,490	(25,760)	175,476	—	(261)
NFJ Dividend Value	342,257	65,054	11,737	5,771	382,611	8,734	(1,199)
NFJ International Value	275,375	17,027	1,901	47,971	268,062	2,027	(238)
NFJ Renaissance	42,740	23,957	1,800	570	66,101	1,055	(25)
NFJ Small-Cap Value	237,991	20,166	4,584	63,809	274,542	5,538	156
OCC Growth*	158,302	262	157,038	—	—	262	36,454
RCM Global Resources	84,748	62,847	—	13,438	137,507	—	—
Allianz Funds Multi-Strategy Trust:
NACM Emerging Growth	—	9,384	—	81,756	257,282	—	—
NACM International Growth Opportunities†	239,729	45,533	—	45,087	260,865	3,009	—
RCM Disciplined Equity	257,016	116,148	6,524	63,898	353,638	1,300	(676)
RCM International Opportunities	236,990	36,551	2,791	11,174	236,914	1,553	(465)
Nicholas-Applegate Institutional Funds:
Emerging Markets*	317,537	8,049	61,966	—	—	4,092	15,361
International Systematic*	100,383	95,453	192,184	—	—	3,311	2,289
U.S. Emerging Growth*	205,384	16,141	—	—	—	—	—
PIMCO Funds:
Commodity RealReturn Strategy	356,868	59,171	11,055	45,967	357,784	16,857	(824)
Diversified Income*	229,098	9,594	242,286	—	—	2,004	42,534
Emerging Markets Bond	240,897	13,788	28,920	43,951	228,007	6,262	(36)
Floating Income	—	257,039	13,411	(1,920)	241,401	3,444	(307)
Foreign Bond (U.S. Dollar-Hedged)	—	44,653	—	(42)	44,611	12	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	54,625	1,647	(2,409)	50,466	—	(103)
Investment Grade Corporate Bond	184,113	8,463	134,538	4,915	53,795	2,909	11,023
RealEstateRealReturn Strategy	220,710	43,408	130,497	52,322	138,321	27,643	25,722
Short-Term	—	70,523	6,136	103	64,484	253	(6)
Total Return	—	167,695	15,278	2,557	155,119	2,228	145
Total	$4,206,859	$1,554,800	$1,050,972	$630,741	$4,540,654	$100,799	$128,171

144	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

AGI Solutions 2050

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain
Allianz Funds:
NACM Emerging Markets Opportunities	—	—	—	$75,682	$239,706	—	—
NACM Growth	$155,850	$74,896	—	33,055	230,875	$1,171	—
NACM Income & Growth	306,716	18,416	$16,095	64,659	302,204	6,726	$1,209
NACM International	—	182,263	—	(23,477)	158,786	—	—
NFJ Dividend Value	334,846	55,393	—	7,780	378,639	8,742	—
NFJ International Value	277,649	1,990	18,148	49,268	241,283	1,990	1,939
NFJ Renaissance	41,826	22,305	—	462	65,237	998	—
NFJ Small-Cap Value	237,991	18,028	—	63,918	276,940	5,424	—
OCC Growth*	154,882	257	153,644	—	—	257	35,667
RCM Global Resources	84,523	55,700	1,400	14,116	129,493	—	16
Allianz Funds Multi-Strategy Trust:
NACM Emerging Growth	—	2,278	—	81,330	242,775	—	—
NACM International Growth Opportunities†	237,649	10,859	—	48,638	227,530	2,983	—
RCM Disciplined Equity	251,439	98,471	—	63,095	338,435	1,272	—
RCM International Opportunities	231,356	16,033	—	15,958	217,178	1,398	—
Nicholas-Applegate Institutional Funds:
Emerging Markets*	311,652	12,026	65,700	—	—	4,012	17,623
International Systematic*	93,280	89,359	181,499	—	—	2,368	5,092
U.S. Emerging Growth*	205,384	9,165	—	—	—	—	—
PIMCO Funds:
Commodity RealReturn Strategy	351,903	40,517	4,086	45,813	342,222	16,807	15
Diversified Income*	225,457	4,682	233,609	—	—	1,940	43,336
Emerging Markets Bond	220,324	14,018	—	43,269	236,815	6,085	—
Floating Income	—	246,467	—	(1,906)	244,561	3,340	—
Foreign Bond (U.S. Dollar-Hedged)	—	42,057	—	(40)	42,017	12	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	50,124	—	(2,284)	47,840	—	—
Investment Grade Corporate Bond	180,092	12,965	112,124	6,958	77,019	3,386	8,873
RealEstateRealReturn Strategy	218,677	28,512	101,461	57,579	151,824	27,681	25,204
Total Return	—	85,075	—	1,704	86,779	1,224	—
Total	$4,121,496	$1,191,856	$887,766	$645,577	$4,278,158	$97,816	$138,974

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	145

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

AGI Solutions Core Allocation

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Emerging Markets Opportunities	—	$34,395	$816,438	$1,557,816	$8,279,124	—	$132,855
NACM Growth	$4,065,526	45,763	286,920	426,921	3,828,879	$30,540	34,865
NACM Income & Growth	9,503,883	1,660,150	520,550	1,116,970	10,398,679	236,728	51
NACM International	3,089,163	5,956,152	442,353	(434,993)	7,401,774	91,950	(13,876)
NFJ Dividend Value	—	5,397,226	356,096	(254,066)	4,791,310	119,833	4,246
NFJ International Value	7,835,644	1,019,387	424,712	819,746	7,783,199	64,374	(195)
NFJ Large Cap Value	11,901,527	159,522	3,923,234	680,718	8,018,047	127,447	(594,813)
NFJ Renaissance	4,435,492	88,341	374,761	1,083,838	4,271,413	71,614	86,796
NFJ Small-Cap Value	4,263,977	2,292,360	610,784	1,395,129	6,464,263	139,262	59,512
OCC Growth*	1,783,826	2,957	1,769,572	—	—	2,957	(378,906)
OCC Opportunity	3,387,479	979,746	673,559	1,666,902	4,398,516	—	105,744
RCM Global Resources	4,009,151	4,109,294	528,301	235,954	7,157,814	—	26,551
RCM Large-Cap Growth	10,137,733	101,084	589,036	818,783	9,587,289	62,336	58,257
Allianz Funds Multi-Strategy Trust:
NACM Emerging Growth	—	35,657	8,210	620,271	4,395,322	—	(1,150)
NACM International Growth Opportunities†	10,044,877	1,206,526	327,927	1,303,430	10,002,448	126,094	1,835
RCM Disciplined Equity	6,547,054	2,031,447	328,635	977,769	7,974,092	33,128	16,936
RCM International Opportunities	7,796,636	1,099,633	495,707	186,633	7,339,488	53,214	(13,638)
Nicholas-Applegate Institutional Funds:
Emerging Markets*	12,513,433	300,604	3,163,144	—	—	155,348	540,730
International Systematic*	4,816,740	1,120,627	5,807,820	—	—	122,276	192,219
U.S. Emerging Growth*	3,523,918	984,047	694,417	—	—	—	92,994
PIMCO Funds:
Commodity RealReturn Strategy	10,515,330	700,695	3,731,439	539,228	6,371,080	367,210	304,464
Diversified Income*	7,625,047	39,426	7,778,672	—	—	64,107	1,117,625
Emerging Markets Bond	7,462,082	908,586	594,047	888,208	7,839,318	199,646	17,530
Floating Income	—	7,903,662	178,141	(65,378)	7,658,708	105,095	(1,435)
Foreign Bond (U.S. Dollar-Hedged)	5,960,011	5,444,496	939,870	783,517	10,794,509	148,275	9,811
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	2,474,553	4,485	(112,933)	2,356,704	—	(431)
Investment Grade Corporate Bond*	6,843,966	230,883	6,846,907	—	—	26,054	569,379
Real Return	21,258,154	2,461,323	2,203,301	1,751,054	21,309,684	535,917	34,362
RealEstateRealReturn Strategy	9,910,270	919,811	7,866,783	1,330,118	3,125,930	715,630	2,455,928
Short-Term	199,031	10,031,361	9,491,203	(1,459)	744,765	6,252	9,448
Total Return	31,953,579	3,314,479	3,737,578	2,571,611	31,723,328	493,239	24,500
Total	$211,383,529	$63,054,193	$65,514,602	$19,885,787	$204,015,683	$4,098,526	$4,892,194

146	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

AGI Solutions Growth Allocation

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Emerging Markets Opportunities	—	$4,945	$9,035	$67,155	$262,174	—	$(1,666)
NACM Growth	$156,997	119,959	37,617	29,697	236,728	$1,179	(2,391)
NACM Income & Growth	304,734	122,348	81,984	45,577	332,651	7,482	(3,743)
NACM International	—	209,919	9,529	(25,424)	173,228	—	(1,738)
NFJ Dividend Value	337,333	182,048	88,781	37,395	411,336	9,207	(5,193)
NFJ International Value	284,748	103,741	76,160	51,585	284,604	2,162	(5,855)
NFJ Renaissance	42,125	41,910	14,523	303	69,841	1,010	(623)
NFJ Small-Cap Value	232,124	85,646	54,554	68,087	282,582	5,420	(1,494)
OCC Growth*	156,020	36,166	189,056	—	—	259	29,385
RCM Global Resources	84,384	132,445	17,900	13,804	186,765	—	(1,585)
Allianz Funds Multi-Strategy Trust:
NACM Emerging Growth	—	7,950	12,161	75,713	263,285	—	(560)
NACM International Growth Opportunities†	235,685	91,565	45,682	50,366	253,633	2,959	(3,289)
RCM Disciplined Equity	253,253	191,034	60,419	49,671	367,772	1,281	(3,841)
RCM International Opportunities	250,874	90,008	51,152	19,546	249,484	1,516	(4,873)
Nicholas-Applegate Institutional Funds:
Emerging Markets*	315,421	75,319	99,876	—	—	4,279	13,819
International Systematic*	102,726	129,049	227,458	—	—	2,608	1,646
U.S. Emerging Growth*	207,758	69,445	33,351	—	—	—	(2,063)
PIMCO Funds:
Commodity RealReturn Strategy	362,796	170,152	124,748	49,715	351,130	18,490	(10,127)
Diversified Income*	218,189	71,602	293,097	—	—	2,008	37,711
Emerging Markets Bond	226,056	91,165	66,078	35,746	252,888	6,715	(874)
Floating Income	—	306,063	57,468	(1,945)	245,669	3,468	(981)
Foreign Bond (U.S. Dollar-Hedged)	—	45,530	—	(43)	45,487	13	—
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	58,295	4,146	(2,454)	51,418	—	(277)
Investment Grade Corporate Bond	172,811	83,788	170,058	5,948	83,020	3,652	13,229
RealEstateRealReturn Strategy	204,864	95,428	142,804	70,845	165,424	30,835	19,503
Total Return	—	158,234	96,077	1,392	64,551	1,412	1,002
Total	$4,148,898	$2,773,754	$2,063,714	$642,679	$4,633,670	$105,955	$65,122

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	147

Notes to Financial Statements  (Cont.)

May 31, 2010

(Unaudited)

AGI Solutions Retirement Income

	Market Value 11/30/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2010	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Emerging Markets Opportunities	—	$22,394	—	$1,027	$23,421	—	—
NACM Income & Growth	$287,969	70,722	$109,482	41,182	243,074	$4,901	$16,011
NACM International	—	105,538	3,932	(11,935)	89,716	—	45
NFJ Dividend Value	109,107	56,951	5,795	(1,045)	154,688	3,098	87
NFJ International Value	71,092	60,931	4,115	1,647	117,824	587	(38)
NFJ Small-Cap Value	83,116	36,012	8,722	16,740	117,308	1,824	595
RCM Global Resources	49,612	61,477	9,122	1,262	91,556	—	(289)
Allianz Funds Multi-Strategy Trust:
NACM International Growth Opportunities†	43,376	38,478	1,687	6,422	73,209	544	(1)
RCM Disciplined Equity	82,133	23,847	4,902	17,552	96,836	416	212
RCM International Opportunities	91,870	49,146	5,843	2,312	119,785	555	13
Nicholas-Applegate Institutional Funds:
International Systematic*	49,698	27,034	74,891	—	—	1,262	435
PIMCO Funds:
Commodity RealReturn Strategy	85,970	20,773	33,990	9,052	62,903	3,506	4,181
Diversified Income*	94,742	4,001	100,170	—	—	808	16,074
Floating Income	—	119,740	—	(1,409)	118,331	1,418	—
Foreign Bond (U.S. Dollar-Hedged)	189,726	77,973	—	16,142	272,389	3,363	—
Income	313,814	103,229	4,354	44,605	428,042	14,663	14
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	—	62,180	3,952	(1,697)	56,652	1,465	121
Real Return	1,305,379	442,841	—	151,290	1,737,922	36,006	—
RealEstateRealReturn Strategy	111,041	21,902	78,841	20,032	57,779	8,366	26,196
Short-Term	353,841	296,011	98,026	20,664	551,800	2,414	—
Total Return	553,360	279,294	—	48,109	839,621	11,197	—
Total	$3,875,846	$1,980,474	$547,824	$381,952	$5,252,856	$96,393	$63,656
*	Not affiliated at May 31, 2010.
†	Nicholas-Applegate International Growth Opportunities reorganized into NACM International Growth Opportunities on April 12, 2010.

13.	FUND REORGANIZATION

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below. Each transaction was a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders:

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Depreciation
NACM International Growth	Nicholas-Applegate International Growth	March 19, 2010	20,924,894	$99,372,339	$99,372,339	$4,236,652	$103,608,991	$(9,724,720)

14.	SUBSEQUENT EVENTS

a. Allianz RCM China Equity Fund

On June 7, 2010, AGIFM launched the Allianz RCM China Equity Fund. RCM is the Fund’s Sub-Adviser and has delegated the day-to-day portfolio management of the Fund to its affiliate, RCM Asia Pacific Limited (“RCM AP”). RCM AP was formed in 2006 and is licensed by the Hong Kong Securities and Futures Commission (“SFC”). It became a registered adviser with the U.S. Securities and Exchange Commission (“SEC”) in January 2007. RCM AP succeeded to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM AP is located at 21/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

b. NACM to merge into AGI Capital

On or about August 25, 2010, the sub-advisory contracts NACM has in place with respect to series of the Trust will be novated to Allianz Global Investors Capital (“AGI Capital”), which is NACM’s direct parent and a registered investment adviser. AGI Capital will manage the applicable Funds’ assets in a manner identical to how NACM managed them. To accomplish that, all of the employees of NACM will become employees of AGI Capital and manage the assets consistent with the strategies, policies, and guidelines established by the clients with NACM. Following transfer of the employees and contracts to AGI Capital, NACM is expected to dissolve and liquidate.

148	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

The Board of Trustees has approved each novation agreement among NACM, AGI Capital, AGIFM and the applicable Funds to take effect on or about August 25, 2010.

The applicable Funds and proposed new names are:

Current Name	Proposed Name
Allianz NACM Convertible Fund	Allianz AGIC Convertible Fund
Allianz NACM High Yield Bond Fund	Allianz AGIC High Yield Bond Fund
Allianz NACM International Growth Opportunities Fund	Allianz AGIC International Growth Opportunities Fund
Allianz NACM Emerging Growth Fund	Allianz AGIC Emerging Growth Fund
Allianz NACM International Growth Fund	Allianz AGIC International Growth Fund
Allianz NACM Micro Cap Fund	Allianz AGIC Micro Cap Fund
Allianz NACM Ultra Micro Cap Fund	Allianz AGIC Ultra Micro Cap Fund
Allianz NACM Small to Mid Cap Growth Fund	Allianz AGIC Small to Mid Cap Growth Fund

Following the completion of the novations and name changes described above, NACM will be merged into AGI Capital. These changes are not anticipated to have any effect on the Funds.

c. Allianz NACM Convertible Fund

On May 24, 2010, the Board of Trustees of the Trust approved a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class shares of Allianz NACM Convertible Fund. Effective June 4, 2010, the Fund launched “Class P-1” shares. As of the close of business June 7, 2010, Class P shares of the Fund held in accounts on platforms maintained by third-party service organizations (i.e., not including Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor) automatically converted into shares of the new Class P-1 of the Fund. Class P-1 shares had the same shareholders’ rights and privileges with respect to exchanges, purchases, redemptions, distributions and other actions, and charged the same annual fund operating expenses, as those for Class P shareholders of the Fund. The Trust adopted an Administrative Services Plan for Class P-1 shares, which, similar to the Trust’s Administrative Services Plan for Class P shares, permitted the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P-1 shares, for the provision of certain administrative, recordkeeping and other services to Class P-1 shareholders.

Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor were reclassified as “Institutional-1 Class” shares of the Fund immediately after the close of business on June 7, 2010. Simultaneously, the estimated annual fund operating expenses, after applying expense reductions pursuant to the Trust’s Expense Limitation Agreement, that are applicable to Institutional-1 Class shares of the Fund were lowered by 0.10%, from 0.83% to 0.73%, to reflect the termination of the Trust’s Administrative Services Plan for Class P shares with respect to this share class of the Fund. The resulting net expense ratio was expected to match the “Total Annual Fund Operating Expenses After Expense Reductions” of Institutional Class shares of the Fund as stated in the Fund’s applicable Prospectus.

As of the close of business on June 7, 2010, Institutional Class shares of the Fund ceased to be available for purchase, or for exchanges by shareholders of other series of the Trust and series of Allianz Funds, PIMCO Funds and PIMCO Equity Series. All outstanding Institutional Class shares automatically converted into Institutional-1 Class shares of the Fund as of the close of business on June 10, 2010.

As of the close of business on June 14, 2010, Institutional-1 Class shares of the Fund were reclassified as Institutional Class shares of the Fund, and Class P-1 shares of the Fund were reclassified as Class P shares of the Fund.

d. Changes to the Board of Trustees

Robert E. Connor served as a Trustee of the Funds until his death on April 8, 2010.

Alan Rappaport was appointed by the Board of Trustees to serve as a Trustee of the Funds effective June 22, 2010. Mr. Rappaport has substantial senior executive experience in the banking industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of Roundtable Investment Partners, an investment banking firm.

R. Peter Sullivan, III announced his retirement from the Funds’ Board of Trustees effective July 31, 2010.

e. Dividends

On June 17, 2010, the following Funds declared per share net investment income dividends, payable June 17, 2010 to shareholders of record on June 16, 2010:

Fund Name	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions Core Allocation	$0.09056	$0.06618	$0.07119	$0.08377	$0.08356	$0.09288	$0.09737	$0.09106
AGI Solutions Retirement Income	0.12133	N/A	0.15130	0.10396	0.05424	0.19634	0.20017	0.18907
NACM Convertible	0.05622	N/A	0.00074	0.09276	0.08025	0.11250	0.14975	0.12114
NACM High Yield Bond	0.00046	N/A	0.00035	0.05652	0.05337	0.06136	0.06250	0.06022
NFJ Global Dividend Value	0.30155	N/A	0.28517	0.32869	N/A	0.35809	0.36220	N/A

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	149

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management agreement or sub-advisory agreement for a Fund and annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Investment Manager”), (ii) the Sub-Advisory Agreements between the Manager and the particular sub-adviser for each Fund, and (iii) the Portfolio Management Agreements between RCM Capital Management LLC (“RCM”) and each of Allianz Global Investors Advisory GmbH (“AGIA”) and RCM Asia Pacific Limited (“RCM AP”) for certain Funds in the Trust. The Amended and Restated Investment Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements are collectively referred to herein as the “Agreements”. The Sub-Advisers for the Funds appearing in this report include Allianz Global Investors Solutions LLC (“AGIS”), Nicholas-Applegate Capital Management LLC (“NACM”) and RCM.

At an in-person meeting held on December 14, 2009, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to the Allianz NACM Convertible Fund, Allianz NACM Emerging Growth Fund, Allianz NACM High Yield Bond Fund, Allianz NACM International Growth Opportunities Fund, Allianz NACM Micro Cap Fund, Allianz NACM Small to Mid Cap Growth Fund, Allianz NACM Ultra Micro Cap Fund (the “New NACM Funds”), all of which were reorganized as series of the Trust on April 12, 2010. Prior to the reorganization transactions, the New NACM Funds were series of the Nicholas-Applegate Institutional Funds Trust. Similarly, at an in-person meeting held on April 6, 2010, Agreements were approved for an initial two-year term with respect to the Allianz RCM China Equity Fund, a new series of the Trust, which commenced operations on June 7, 2010 (the “New RCM Fund” and together with the New NACM Funds, the “New Funds”).

At the in-person meeting held on April 6, 2010, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period with respect to the Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2050 Fund, Allianz Global Investors Solutions Retirement Income Fund, Allianz NACM International Growth Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund and Allianz RCM International Opportunities Fund (the “Renewal Funds” and together with the New Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the factors that they deemed to be material, including those factors described below by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”) on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Lipper and the performance of applicable benchmark indices and on the total return investment performance (based on net assets) of the Renewal Funds for various time periods; and (ii) information on the New Funds’ management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information provided by Lipper on the management fees and other expenses of comparable funds identified by Lipper; (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the New Funds and the estimated profitability to AGIFM from its relationship with the Renewal Funds for the twelve months ended November 30, 2009; (v) descriptions of various functions to be performed by the Investment Manager, and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Funds. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of each series of the Trust that were in common.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Funds and is responsible for providing to the Renewal Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet and/or continue to meet any reasonably foreseeable obligations under each Agreement.

150	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

In assessing the reasonableness of the Funds’ fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the expected and/or actual total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of comparable funds identified by Lipper. The Trustees also noted the management fee waiver agreement and expense limitation agreements for the Funds that cap expenses.

In comparing the Funds to their respective Lipper peers with respect to expenses, the Trustees noted that the Funds were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper categories have separate advisory and administration agreements with separate fees. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the expected total expense ratio of each New Fund and estimated total expense ratios of the Renewal Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio.

Because the New Funds had not yet commenced operations, the Trustees did not have investment performance to compare to each New Fund’s respective peer group’s returns.

To the extent possible, the Trustees considered each Fund’s management fee charged by the Investment Manager and respective Sub-Adviser to other clients, including traditional domestic funds relative to international funds and sector funds. The Trustees noted that the management fee to be paid by the New Funds was generally in line with the fees paid by other institutional funds managed by NACM and RCM, respectively. The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the New Funds. Additionally, the Trustees considered the estimated profitability of the Investment Manager from its relationship with each Renewal Fund and determined that such profitability did not appear to be excessive. The Trustees also took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, the Funds could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts to continue to improve the Renewal Funds’ investment performance. The Trustees also considered the management fees charged by the Sub-Advisers to other clients, traditional domestic funds relative to international funds and sector funds and, where applicable, fees charged by the Sub-Advisers to institutional and separate account clients with investment strategies similar to those of the Renewal Funds. Regarding the institutional separate accounts, the Trustees noted that the management fees paid by the Renewal Funds are either in line with or slightly higher than the fees paid by these clients of the Sub-Advisers, but were advised that the administrative burdens for the Investment Manager and the Sub-Advisers with respect to the Renewal Funds were relatively higher, due in part to the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional separate accounts. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Advisers, as the case may be.

5.31.10	Allianz Multi-Strategy Funds Semiannual Report	151

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In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our products, and we may enter into joint marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are solely permitted to use this information to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any mutual fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products or services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in our mutual funds or other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously our obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

152	Allianz Multi-Strategy Funds Semiannual Report	5.31.10

Allianz Multi-Strategy Funds

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Paul Belica

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

R. Peter Sullivan, III

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Allianz Global Investors Advisory GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 1840

Dallas, TX 75201

Nicholas-Applegate Capital Management LLC

600 West Broadway

San Diego, CA 92101

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, M0 64105

Fund Officers

E. Blake Moore, Jr.

President & Chief Executive Officer

Brian S. Shlissel

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Lawrence G. Altadonna

Assistant Treasurer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ750SA_053110

ITEM 2.	CODE OF ETHICS

(a)	N/A

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval of ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The Investment Manager’s code of ethics is included as an exhibit Exhibit 99.CODE ETH hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end investment management companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH – Code of Ethics

(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By	/S/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: August 2, 2010

By	/S/ BRIAN S. SHLISSEL
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: August 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: August 2, 2010

By	/S/ BRIAN S. SHLISSEL
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: August 2, 2010